PACIFIC SELECT EXEC PROSPECTUS MAY 1, 2019

Pacific Select Exec is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company (“Pacific Life”) through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Policy, will no longer be sent by mail, unless you specifically request copies of the reports from Pacific Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Life electronically by accessing the Policy Owner website, My Life Account at https://Life.MyAccount.PacificLife.com.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Life that you wish to continue receiving paper copies of your shareholder reports by calling us at (800) 347-7787. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

This Policy has a selection of Investment Options for you to choose from. The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

American Funds Insurance Series®

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

(On or about June 3, 2019, the fund will change its name to the BNY Mellon Variable Investment Fund. All references to the Dreyfus Variable Investment Fund in this Prospectus are replaced with BNY Mellon Variable Investment Fund after the name change.)

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

State Street Variable Insurance Series Funds, Inc.

T. Rowe Price Equity Series, Inc.

VanEck VIP Trust

You will find a complete list of each Variable Investment Option in the YOUR INVESTMENT OPTIONS section. This Policy also offers the following Fixed Options:

FIXED OPTION Fixed Account

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

A life insurance policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information back cover

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.

Pacific Life is a variable life insurance policy provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products. Only a life insurance producer who is also a fiduciary is required to advise if the variable life insurance policy purchase and any subsequent action taken with regard to the variable life insurance policy are in their client’s best interest.

Benefits of your policy

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of two Death Benefit Options:

• Option A – your Death Benefit will be the Face Amount of your Policy.

• Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to elect an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to elect an income benefit.

• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers a Fixed Option, which provides a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

Policy Loans are not available until after the Free Look Period has expired, except as part of a 1035 exchange.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum sales load imposed on premiums	Upon receipt of premium	4.0% of premium[1]
Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium
Maximum surrender charge		The sum of the underwriting surrender charge and sales surrender charge
Underwriting surrender charge[3]	Upon full surrender of Policy during first 10 Policy Years	$2.50–$6.50 per $1,000 of initial Face Amount
Sales surrender charge[4]		The smaller of the following amounts: • 26% of premiums you’ve made, or • 26% of the sales surrender target Maximum sales surrender target is $144.60 per $1,000 of initial Face Amount
Charge for a representative Insured

Charge is $4.50 per $1,000 of initial Face Amount plus the lesser of 26% of premium paid or $5.17 per $1,000 of initial Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge	Upon partial withdrawal of Accumulated Value	$0
Transfer fees[5]	Upon transfer of Accumulated Value between Investment Options	Maximum $25 per transfer
Substitution of Insured[6]	Upon request for substitution of Insured	$100
Audits of premium/loan[6]	Upon request of audit of 2 years or more	$25
Duplicate Policy[6,7]	Upon request of duplicate Policy	$50
Illustration request[6]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase[6]	Upon effective date of requested Face Amount increase	$100
Death Benefit Option change[6]	Upon request for Death Benefit Option change	$100
Risk Class change[6,8]	Upon request for Risk Class change	$100
Adding or increasing an optional Rider[6]	Upon approval of specific request	$100

1 Starting in Policy Year 11 and continuing thereafter, the charge is reduced to 2.0% of premium.

2 We do not expect to change the state and local charge unless the rates we pay change or a change in law requires us to do so.

3 The underwriting surrender charge is based on the Insured’s Age at Policy issue. The underwriting surrender charge for your Policy is shown in your Policy Specifications. The underwriting surrender charge does not change for the first five Policy Years, then the charge decreases by 1.666% per month until it reaches $0 in the 120th Policy month. The underwriting surrender charge shown may not be typical of the underwriting surrender charge you will pay.

4 The sales surrender charge is based on the Insured’s Age at Policy issue. The maximum sales surrender charge is the lesser of 1) 26% of premiums you’ve paid or 2) 26% of the sales surrender target. The sales surrender target is an estimated annual premium based on the Insured’s Age at Policy issue and your Policy’s initial Face Amount. The sales surrender charge does not change for the first five Policy Years, then the charge decreases by 1.666% per month until it reaches $0 at the end of the 120th Policy month. The sales surrender charge shown may not be typical of the sales surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The sales surrender charge for your Policy will be stated in the Policy Specifications.

5 There is no charge currently imposed upon a transfer.

6 We do not currently charge for administrative or underwriting service fees.

7 Certificate of Coverage is available without charge.

8 We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$15.08 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current guaranteed charge during Policy Year 1 is $0.17 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Administrative charge[2,3]
Maximum and current charge	Monthly Payment Date	$25.00
Mortality and expense risk Face Amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.75% annually (0.0625% monthly) of Policy’s Accumulated Value in Investment Options[4]
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	4.75% of Policy’s Loan Account balance annually[5]
OPTIONAL RIDERS AND BENEFITS[6]
RIDERS THAT PROVIDE ADDITIONAL BENEFITS:
Accelerated Living Benefits Rider[9]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[3]
Added Protection Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$15.10 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.09 per $1,000 of Rider Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.02–$15.10 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.05 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue[3]
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,3,7
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk[8] for a male non-smoker who is Age 45 at Policy issue[3,8]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you increase the Face Amount of your Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

2 The administrative charge is $25.00 only during the first Policy Year. Starting in the 13th Policy Month and continuing thereafter, the administrative charge is $10.00.

3 The administrative charge is $25.00 only during the first Policy Year. Starting in the 13th Policy month and continuing thereafter, the administrative charge is $7.50 for Policies with initial Face Amounts of less than $100,000, or $5.00 for Policies with Face Amounts of $100,000 or more.

4 Starting in Policy Year 11 and thereafter, the mortality and expense risk charge is reduced to 0.25% annually (0.0209% monthly) of your Policy’s Accumulated Value in the Investment Options.

5 Starting in Policy Year 11 and continuing thereafter, the charge reduces to 4.25% annually. Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

6 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 In addition to any Annual Renewable and Convertible Term Rider Face Amount.

9 The Rider is briefly described under POLICY BENEFITS – Optional Riders and Benefits.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2018, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.49%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.13%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding operating expenses of that Fund and any waivers in effect for each particular Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 347-7787.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Segment – is a layer of insurance coverage on the Insured with an associated Face Amount. Any increase in the Face Amount will result in a new Coverage Segment. Any decrease in Face Amount will reduce or eliminate Coverage Segments.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Option – the Fixed Account, which is part of our General Account.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., VanEck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the total monthly charge. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one Death Benefit Qualification Test available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the Policy is in effect and provides a death benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional investment options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Maturity Date – the Policy Anniversary on which the Insured is Age 95.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.004074, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Riders providing insurance coverage on the Insured, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office In Proper Form, containing information we need to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

POLICY BASICS

Pacific Select Exec is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Select Exec life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

• your Policy matures

• the Insured dies

• the Grace Period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 80 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, maturity benefits, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Account, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 4% on any withdrawals or surrender proceeds from the Fixed Account that we delay for 30 days or more.

We pay interest on Death Benefit Proceeds at an annual rate, as described in the Policy, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between Investment Options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing services

• request a Policy loan (by telephone only).

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance Coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You can only change the Face Amount once in any Policy Year.

• An increase in Face Amount may be made starting on the first Policy Anniversary.

• A decrease in Face Amount may only be made after the fifth Policy Year, or after the fifth Policy Year following the last increase in Face Amount.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about increasing the Face Amount under the Policy:

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must be at least the amount shown in the table below.

Age at time of increase	Minimum increase
0-19	$17,000
20-24	13,000

Age at time of increase	Minimum increase
25-29	12,000
30-33	11,000
34-74	10,000
75	11,000
76	13,000
77	16,000
78	20,000
79	31,000
80	50,000

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

Decreasing the Face Amount

Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• part of your premium payments to you, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

• We will apply any decrease in the Face Amount in the following order:

• to the most recent increases you made to the Face Amount in the order you made them

• to the initial Face Amount.

• We do not charge you for a decrease in Face Amount.

• We can refuse your request to decrease the Total Face Amount if making the change means:

• your Policy will no longer qualify as life insurance

• the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers two Death Benefit Options, Options A and B. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You chose your Death Benefit Option on your Policy application.

• If you did not choose a Death Benefit Option, we will assume you have chosen Death Benefit Option A.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Guideline Minimum Death Benefit.

• The Death Benefit will never be lower than the Face Amount of your Policy. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

The Guideline Minimum Death Benefit

The Guideline Minimum Death Benefit is the minimum Death Benefit needed for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

We calculate the Guideline Minimum Death Benefit by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage.

You will find a table of Death Benefit percentages in Appendix A of this prospectus and in your Policy. The Death Benefit percentage is based on the Guideline Premium Limit and the Age of the insured. It is 250% when the Insured is Age 40 or younger, and reduces as the Insured gets older.

The total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

The Guideline Minimum Death Benefit is the minimum Death Benefit needed for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the Face Amount is less than the Guideline Minimum Death Benefit, we will adjust your Death Benefit to equal the Guideline Minimum Death Benefit.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

Death Benefit Option	How it’s calculated	Death Benefit under the Option	Guideline Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,594.25
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,492.82

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now $138,750.

Death Benefit Option	How it’s calculated	Death Benefit under the Option	Guideline Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,187.02
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,289.04

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest on the Proceeds from the date of death at a rate not less than the minimum rate required by state law.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions.

Added Protection Benefit Rider

Provides annual renewal term insurance on the Insured.

Annual Renewable and Convertible Term Rider

Provides annual renewal term insurance on members of the Insured’s immediate family.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

Waiver of Charges Rider

Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the riders appears below.

• Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We will pay an accelerated benefit if an insured has been diagnosed with a noncorrectable terminal illness and has a life expectancy of 6 months or less. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

• The base Policy Death Benefit;

• Any paid-up additions; and

• Any term rider, term Policy or term Coverage on the Insured that has a minimum of two years of Coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000
Calculation of Payment
Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%
Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit
Accumulated Value = Original Accumulated Value × (1 — Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt — Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 — Requested Percentage)	$250,000	$750,000

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax advisor if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

• Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

• Added Protection Benefit Rider

Provides additional Death Benefit protection on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 80 or younger at the time of Rider issue. The amount of Coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the death benefit is the greater of:

a) the Death Benefit Option you choose plus the Face Amount of the Rider; or

b) the Guideline Minimum Death Benefit.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The cost of insurance charge is calculated separately from the base Policy cost of insurance charge as described in Increases in Face Amount.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Added Protection Benefit Rider Face Amount. The decrease provision of the Policy is modified to include this Rider. This Rider will be decreased or eliminated before any decrease is applied to the base Policy.

• Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

• Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance that will expire at child’s Age 25 will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

• Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

• Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. You may have flexibility to change the option dates following the Insured's marriage or the birth or legal adoption of any child of the Insured.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

• Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Added Protection Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy. Combining a Policy with an Added Protection Benefit Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. Adding a Rider may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for in force payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of two charges:

Sales load

We deduct a 4% sales load from each premium payment you make during the first 10 Policy Years and 2% after the 10th Policy Year. This charge helps pay for the cost of distributing our Policies.

Premium based charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Limits on the Premium Payments You Can Make

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

• cost of insurance

• administrative charge

• Coverage charge

• charges for optional Riders

Cost of Insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses and our federal taxes.

We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates are based on the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the discounted monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.004074.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
If your Accumulated Value exceeds the initial Face Amount divided by 1.004074, the excess will then be applied to any increase in Face Amount in the order of the increases.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose.

Administrative charge

We deduct a charge of $25.00 a month during the first Policy Year. After the first Policy Year, we deduct a charge of $7.50 a month for Policies with initial Face Amounts of less than $100,000 and $5.00 a month for initial Face Amounts of $100,000 or more. We guarantee that this charge will never exceed $25.00 during the first 12 Policy months and $10.00 per month thereafter.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge:

• During the first 10 Policy Years, we deduct a monthly charge of .0625% (.75% annually) of your Accumulated Value less any Policy Debt.

• After the tenth Policy Year, we deduct a monthly charge of .0208333% (.25% annually) of your Accumulated Value less any Policy Debt.

For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after deduction of the cost of insurance charge and any charges for Riders.

An example
For a Policy with Accumulated Value of $30,000 after deducting cost of insurance and any Rider charges, and any Policy Debt, the M&E risk charge is:
• $18.75 during the first 10 Policy Years ($30,000 × .0625%)
• $6.25 in Policy Year 11 and thereafter ($30,000 × ..020833%).

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If there is not enough Accumulated Value to pay the monthly deduction, we will transfer any remaining portion of the Accumulated Value in all Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account. There is no charge for this transfer, and it does not count towards the transfer limitations discussed in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions. After the transfer we send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly deduction that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charges.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the Grace Period, but before the Maturity Date, to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a premium payment sufficient to:

• cover all unpaid monthly charges that were due in the Grace Period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

The following charts are summaries of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
American Funds IS Asset Allocation Fund Class 4	Seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over long term.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Seeks to provide long-term growth of capital and income.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I (formerly called BlackRock iShares® Dynamic Allocation V.I. Fund)	Seeks to provide total return.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND*	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus VIF Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

* On or about June 3, 2019, the fund will change its name to the BNY Mellon Variable Investment Fund. All references to the Dreyfus Variable Investment Fund in this Prospectus are replaced with BNY Mellon Variable Investment Fund after the name change.

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Henderson Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement US Equity Select Portfolio Service Class (formerly called Lazard Retirement US Strategic Equity Portfolio)	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LEGG MASON PARTNERS VARIABLE INCOME TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.	Lord Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio Class VC	Seeks to deliver long-term growth of capital by investing primarily in stocks of small U.S. companies.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC

Seeks to deliver current income and the opportunity for capital appreciation by investing primarily in U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select allocations to high yield and foreign debt securities.

Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class*	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

* Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M International Equity Fund	Seeks to provide long-term capital appreciation.	Dimensional Fund Advisors, LP
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, LP

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Sustainable Equity Portfolio Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc.
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management
Currency Strategies Portfolio	Seeks to provide total return.	UBS Asset Management (Americas) Inc. & Neuberger Berman Investment Advisers LLC
Developing Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Developing Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Alternatives Portfolio	Seeks to provide total return.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company, LLC
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Barings LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Principal Real Estate Investors LLC
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC
PIMCO Income Portfolio – Administrative Class	Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LP

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
VanEck VIP Global Hard Assets Fund Initial Class*	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

* Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Investment Adviser

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management CompanySM is the investment adviser of the American Funds Insurance Series.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund. The Fund’s sub-adviser is Fayez Sarofim & Co. On or about June 3, 2019, the investment adviser, The Dreyfus Corporation, will change its name to BNY Mellon Investment Adviser, Inc. All references to The Dreyfus Corporation in this Prospectus are replaced with BNY Mellon Investment Adviser, Inc. after the name change.

Fidelity Management & Research Co., Inc. is the investment adviser of the Fidelity® Variable Insurance Products Funds.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign VIP Fund portfolio.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and the Legg Mason Partners Variable Income Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Investment Advisers LLC is the investment manager of the Neuberger Berman Advisers Management Trust.

OFI Global Asset Management, Inc. is the investment adviser of the Oppenheimer Variable Account Funds. The Fund’s sub-adviser is OppenheimerFunds, Inc.

Pacific Investment Management Company, LLC is the investment adviser of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages certain Pacific Select Fund Portfolios under that name.

Royce & Associates, LP is the investment adviser of the Royce Capital Fund.

SSGA Funds Management, Inc. is the investment adviser of the State Street Variable Insurance Series Funds, Inc.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Fixed Account

You can also choose a Fixed Option: the Fixed Account. The Fixed Account provides a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Account are held in our General Account.

Here are some things you need to know about the Fixed Account:

• Accumulated Value allocated to the Fixed Account earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 4%.

• We may offer a higher annual interest rate on the Fixed Account. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Account. These limitations are described in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

• We have not registered the Fixed Option with the SEC. Disclosure regarding the Fixed Option, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

• We may add, terminate, or suspend one or more of the Fixed Options at any time. We will notify you before any such changes occur.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II
American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2

Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 4 to the American Funds IS Growth Fund Class 4, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Value Strategies Service Class 2 to the American Funds IS Asset Allocation Fund Class 4, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 4 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement International Equity Portfolio Service Class	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
Invesco V.I. International Growth Fund Series II	Oppenheimer Global Fund/VA Service Shares	Templeton Global Bond VIP Fund Class 2
Janus Henderson Overseas Portfolio Service Class	PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	VanEck VIP Global Hard Assets Fund Initial Class
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	State Street Total Return V.I.S. Fund Class 3	Variable Account I (M International Equity Fund)

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the Invesco V.I. International Growth Fund Series II, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 2 to the Templeton Global Bond VIP Fund Class 2, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, certain corporate owned private placement life insurance policy rebalancing programs, or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options to the Fixed Account 30 days prior to each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Account for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Account).

• You can only make 1 transfer from the Fixed Account in any 12-month period. If the Accumulated Value in the Fixed Account is at least $1000, transfers from the Fixed Account will be limited to 20% of the Accumulated Value in the Fixed Account.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from the Fixed Account. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select the Fixed Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all Owners.

• Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

Preferred withdrawals

The preferred withdrawal benefit is available starting on your first Policy Anniversary and before your 15th Policy Anniversary. The portion of a preferred withdrawal of up to 10% of the amount of your total premium payments received and applied to your Policy prior to the withdrawal will not reduce the Face Amount under your Policy. You may make one preferred withdrawal per year.

Partial withdrawals

The partial withdrawal benefit is available on and after your 15th Policy Anniversary. The limit of one withdrawal per year does not apply to partial withdrawals.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you have chosen Death Benefit Option B, making a withdrawal does not reduce your Policy’s Face Amount. However, the Death Benefit will be reduced by the amount of the partial withdrawal if the Death Benefit is greater than the Guideline Minimum Death Benefit.

If you have chosen Death Benefit Option A, a withdrawal may reduce your Face Amount. Any portion of a preferred withdrawal of up to 10% of the total premium payments you have made will not reduce your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, we will treat the excess as a partial withdrawal. If you do not take a preferred withdrawal during one of the first 15 Policy Years, the amount you could have withdrawn without affecting your Policy’s Face Amount does not carryover in the following year.

A partial withdrawal will reduce your Face Amount by the lesser of:

• the amount of the partial withdrawal, or

• if the Death Benefit is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the partial withdrawal.

We may limit the amount of a withdrawal so that the withdrawal will not cause your Face Amount to be less than $50,000.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 4.75% during the first 10 Policy Years and 4.25% thereafter. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Loan Account earns interest daily at an annual rate of at least 4%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

How much you can borrow

You can borrow up to the larger of the following amounts:

• 100% of the Accumulated Value in the Fixed Account plus 90% of the Accumulated Value in the Variable Investment Options, less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

• the result of a × (b ÷ c) - d where:

a = the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.04

c = 1.0475 during the first 10 Policy Years and 1.0425 during Policy Year 11 and thereafter

d = any Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Fixed Account of $5,000 • Variable Investment Options of $35,000
• Policy Debt of $60,000 (Amount in Loan Account)
• a most recent monthly deduction of $225
• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the Greater of:
$31,639.14
(a × (b ÷ c)) – d, where:
a = $92,300 ($100,000 – $5,000 – (12 × $225))
b = 1.04
c = 1.0475
d = $60,000 OR $31,500 [($5,000 + .90 x $35,000) - $5,000]

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Account, up to the amount originally transferred from the Fixed Account to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy.

• the Accumulated Value if your Policy matures.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Account. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses or matures, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

• Your Policy’s surrender charge is based on the initial Face Amount of your Policy. It has two components, which are described below.

• There’s no surrender charge after 10 Policy Years.

• We guarantee the surrender charge rates will not increase.

• Any increase or decrease of Face Amount will not affect your Policy’s surrender charge.

The surrender charge has two separate charges:

• Underwriting surrender charge – This charge is based upon the Age of the Insured and the Face Amount on the day the Policy is issued. It does not increase as the Insured gets older or with changes in the Face Amount. The charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of the Policy’s initial Face Amount as shown below:

Age of Insured at Policy issue	Charge per $1,000
0-20	$2.50
21-30	2.50
31-40	3.50
41-50	4.50
51-60	5.50
61-80	6.50

The amount of the charge remains level for five Policy Years. After the fifth Policy Anniversary, the charge decreases by 1.666% per month. At the end of the 120th Policy month, this charge becomes $0.

• Sales surrender charge – This charge equals the smaller of the following amounts:

• 26% of the premium payments you make, or

• 26% of the sales surrender target, which is an estimated annual premium based on the Age of the Insured at issue and your Policy’s initial Face Amount.

Generally, if you pay planned periodic premiums, the sales surrender charge will be 26% of premium payments until the first Policy Anniversary, and will be 26% of the sales surrender target thereafter. The sales surrender charge will not exceed 26% of the sales surrender target for five Policy Years.

After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month. At the end of the 120th Policy month, this charge becomes $0.

Example
For a Policy:
• that insures the life of a male Age 45 when the Policy was issued
• with an initial Face Amount of $350,000.
The underwriting surrender charge is:
• $1,575 during the first five Policy Years (($350,000 ÷ 1,000) × $4.50)
• $945.25 at the end of the seventh Policy Year ($1,575 – ($1,575 × 1.666% × 24 months)).
The sales surrender target is $6,951.
The maximum sales surrender charge is:
• $1,807.26 during the first five Policy Years ($6,951 × 26%)
• $1,084.65 at the end of the seventh Policy Year ($1,807.26 – ($1,807.26 × 1.666% × 24 months)).

Benefits at Maturity

If the Insured is living on your Maturity Date, we will pay you an endowment benefit equal to your Accumulated Value, less any Policy Debt.

Payment of your endowment benefit will usually be made within 7 days of your Policy Anniversary. Payments may be postponed in certain circumstances. See POLICY BASICS – Timing of Payments, Forms and Requests.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, or your Policy matures, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $25.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

After the first Policy Year, you may exchange the named Insured on this Policy for a new Insured, subject to the terms of your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we will send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

• we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

• we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you have substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we will calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you have made, and any dividends we have paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

• the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or

• the Guideline Minimum Death Benefit for the correct Age and gender.

We will adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Participating

This Policy will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution when the Policy matures, or by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender or maturity of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT
Policy maturity
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract.	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2019, the indexed exemption amount is $11,400,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment and advisory services. At the end of 2018, we had $501.9 billion of individual life insurance in force and total admitted assets of approximately $129 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Account. The rate is reset annually. The Fixed Account is part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Account is not a security, so it does not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Account.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Funds listed in the YOUR INVESTMENT OPTIONS section. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 90% of expected first year premiums commissions

• 4% of the premiums paid through the 10th Policy Year

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 110% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 25% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners

Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. pay us for each Oppenheimer Variable Account Funds portfolio (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX B: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

POLICY DATE

Policy Date

For policies issued in Massachusetts, the term “Issue Date” is substituted for Policy Date.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Colorado and North Dakota, the suicide exclusion period is one year.

WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec variable life insurance policy is underwritten by Pacific Life Insurance Company.

You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2019. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 033-21754

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

PACIFIC SELECT EXEC

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2019, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

i

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of each Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

1

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the Grace Period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

2

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

3

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Purchase Plans

A Policy may be owned by an institution, trust, corporation or group or sponsored arrangement. These owners often buy more than one Policy, which may qualify them for reduced surrender charges.

To be eligible for reduced surrender charges, the Policies must cover at least 5 lives and be corporate (or other group or sponsored arrangement) owned or involve split ownership, with a minimum $100,000 annual premium per case. In addition, the first year premium must be equal to at least 14% of the guideline single premium for each Policy. Policies meeting these requirements will have the underwriting surrender charge waived. Also, the sales surrender targets used in computing the sales surrender charge are reduced to a range of $0-$25.39 per $1,000 of Face Amount, depending on the Age and gender of the Insured at Policy issue. For example, a Policy issued under this purchase plan which covers a male non-smoker who is Age 45 at Policy issue has a maximum sales surrender charge of the lesser of 26% of premium paid or $3.08 per $1,000 of initial Face Amount.

Underwriting Methods and Nonstandard Ratings

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

4

If you add to your base Policy an Added Protection Benefit Rider and/or increase the Face Amount of such a Rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these Coverage components, we divide the Death Benefit for each Coverage component that would have been payable at the beginning of the Policy month by 1.004074 to calculate the Net Amount At Risk for each Coverage component. For the base Policy, we subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the Net Amount At Risk for that Coverage component. For each other Coverage component we subtract from its discounted Death Benefit the greater of zero or the result of the Accumulated Value minus the Face Amount of each Coverage component for which the COI charge has been already calculated. Each component’s Net Amount At Risk is calculated in the order in which it was added to the Policy, starting with the oldest component. The Net Amount At Risk for each Coverage component is multiplied by the current COI rate for that Coverage component.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

5

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

6

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2018, 2017 and 2016 was $1,908,269.15, $1,819,695.64, and $1,796,953.75 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 90% of expected first year premiums commissions

• 4% of the premiums paid through the 10th Policy Year

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 110% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 25% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2018, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, AXA advisors LLC, Benefit Funding, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, FAS CORP, First Allied Sec Inc, First Tennessee Bank, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Investacorp , Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, P J Robb Variable Corp, ProEquities, PRUCO Securities, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Summit Brokerage Inc,

7

The Huntington Investment Company, The Leaders Group, Transamerica Financial, United Planners, and Woodbury Financial Services.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

8

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity® VIP Government Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market portfolio are not included in the yield calculation.

9

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity® VIP Government Money Market portfolio

Current yield for the Fidelity® VIP Government Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity® VIP Government Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

10

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2018 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2018 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

11

Form No. 15-25038-16

TABLE OF CONTENTS

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-9
Statements of Changes in Net Assets	SA-15
Financial Highlights	SA-32
Notes to Financial Statements	SA-42
Report of Independent Registered Public Accounting Firm	SA-46

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2018

    Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2018; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2018, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income *	168,351	$1,761,576	$654,396	$426,104
Diversified Bond *	8,003,545	78,141,456	25,725,796	14,304,347
Floating Rate Income *	887,073	10,330,386	7,339,968	705,959
Floating Rate Loan *	3,238,623	22,570,637	9,069,832	3,758,567
High Yield Bond *	8,446,262	65,738,686	11,714,456	32,080,552
Inflation Managed *	6,628,372	68,429,720	3,819,899	11,880,475
Inflation Strategy *	163,102	1,636,982	199,900	417,409
Managed Bond *	19,385,204	246,210,744	13,517,267	29,284,413
Short Duration Bond *	8,050,554	80,079,799	15,887,251	7,959,806
Emerging Markets Debt *	808,528	9,413,389	8,056,387	5,176,400
Comstock *	3,810,076	52,802,113	3,492,725	5,476,359
Developing Growth *	1,287,727	20,633,722	4,283	2,682,585
Dividend Growth *	3,530,006	69,839,134	2,975,811	7,710,427
Equity Index *	10,919,986	654,284,984	18,060,670	59,956,617
Focused Growth *	1,124,185	31,582,446	3,663,522	5,575,489
Growth *	7,617,634	220,426,285	4,853,796	20,362,991
Large-Cap Growth *	5,008,896	56,041,985	5,806,141	8,685,893
Large-Cap Value *	5,285,864	106,002,981	5,494,665	11,232,959
Main Street® Core *	5,156,006	184,071,088	16,334,922	21,410,946
Mid-Cap Equity *	5,846,396	111,402,168	15,154,044	11,144,686
Mid-Cap Growth *	4,646,201	61,403,121	4,858,153	6,115,596
Mid-Cap Value *	683,984	10,764,636	1,583,017	2,197,354
Small-Cap Equity *	1,107,489	20,244,626	2,227,524	15,384,635
Small-Cap Index *	9,344,249	193,806,014	24,040,648	40,786,355
Small-Cap Value *	3,223,372	57,779,491	4,786,034	9,578,631
Value Advantage *	173,639	2,671,882	606,771	233,268
Emerging Markets *	8,645,617	141,595,246	15,930,933	16,288,904
International Large-Cap *	19,961,878	169,005,226	17,936,541	11,127,779
International Small-Cap *	3,989,529	35,744,945	13,959,336	3,018,607
International Value *	10,647,226	116,570,487	6,734,144	9,045,696
Health Sciences *	1,811,511	69,841,575	6,814,286	9,092,605
Real Estate *	3,290,903	73,765,224	7,992,012	15,465,733
Technology *	3,314,984	23,978,160	8,193,115	7,110,527
Currency Strategies *	101,971	1,175,416	483,595	144,079
Diversified Alternatives *	29,054	308,174	221,179	45,136
Equity Long/Short *	215,061	2,685,997	1,964,234	9,642,740
Global Absolute Return *	293,385	3,182,194	859,022	2,730,739
Pacific Dynamix - Conservative Growth *	609,259	9,164,288	1,697,337	1,782,652
Pacific Dynamix - Moderate Growth *	2,596,143	48,018,440	12,171,512	4,417,827
Pacific Dynamix - Growth *	3,098,124	62,780,661	15,582,222	5,197,477
Portfolio Optimization Conservative *	1,008,942	12,491,575	1,218,309	3,289,946
Portfolio Optimization Moderate-Conservative *	3,633,632	47,967,047	2,579,221	5,890,357
Portfolio Optimization Moderate *	15,863,296	220,291,658	6,928,977	19,270,576
Portfolio Optimization Growth *	20,909,751	304,762,943	7,907,820	17,465,603
Portfolio Optimization Aggressive-Growth *	9,434,095	140,003,007	6,417,086	9,771,922
PSF DFA Balanced Allocation *	306,888	3,438,648	2,406,430	471,282
Invesco V.I. International Growth Series II	817,467	26,575,860	4,618,501	4,360,286
American Century VP Mid Cap Value Class II	1,539,019	28,194,827	13,437,532	4,736,476
American Funds IS Asset Allocation Class 4	2,462,976	51,697,873	11,677,241	4,990,030
American Funds IS Growth Class 4	1,068,549	73,345,195	11,961,733	6,489,508
American Funds IS Growth-Income Class 4	1,830,597	81,406,637	12,639,006	7,614,312
BlackRock® Basic Value V.I. Class III	1,419,447	17,445,009	3,080,260	2,395,471
BlackRock Global Allocation V.I. Class III	4,498,306	58,253,063	11,036,627	6,483,020
BlackRock iShares® Dynamic Allocation V.I. Class I	83,182	858,434	535,539	306,055

See Notes to Financial Statements	See explanation of symbol on page SA-2

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Dreyfus VIF Appreciation Service Shares	15,789	$560,348	$302,094	$88,007
Fidelity® VIP Contrafund® Service Class 2	1,663,097	52,071,564	9,530,953	7,553,398
Fidelity VIP Freedom 2010 PortfolioSM Service Class 2	107,668	1,317,856	221,371	229,604
Fidelity VIP Freedom 2015 PortfolioSM Service Class 2	172,200	2,100,838	314,858	1,356,064
Fidelity VIP Freedom 2020 PortfolioSM Service Class 2	552,368	6,904,603	1,453,805	1,992,124
Fidelity VIP Freedom 2025 PortfolioSM Service Class 2	688,829	9,030,547	1,955,639	2,024,545
Fidelity VIP Freedom 2030 PortfolioSM Service Class 2	752,691	9,717,240	3,081,546	3,588,854
Fidelity VIP Freedom 2035 PortfolioSM Service Class 2	374,476	7,467,043	2,056,153	840,617
Fidelity VIP Freedom 2045 PortfolioSM Service Class 2	352,873	6,634,007	1,851,317	670,823
Fidelity VIP Freedom Income PortfolioSM Service Class 2	124,031	1,368,063	200,071	179,689
Fidelity VIP Government Money Market Service Class	186,755,074	186,755,074	135,016,426	91,812,193
Fidelity VIP Growth Service Class 2	151,038	9,350,785	3,094,965	3,596,122
Fidelity VIP Mid Cap Service Class 2	927,411	27,098,960	5,544,344	10,520,098
Fidelity VIP Value Strategies Service Class 2	373,712	4,189,315	822,315	2,203,718
Templeton Foreign VIP Class 2	1,543,545	19,664,762	2,859,809	4,825,493
Templeton Global Bond VIP Class 2 *	2,462,849	41,449,746	11,904,966	3,521,367
Janus Henderson Enterprise Service Shares	362,576	22,838,663	8,034,180	2,558,290
Janus Henderson Overseas Service Shares	535,999	13,743,024	2,093,858	15,195,555
Lazard Retirement Global Dynamic Multi-Asset Service Class	125,094	1,452,339	578,985	281,543
Lazard Retirement International Equity Service Class	38,951	334,976	399,607	3,780
Lazard Retirement US Equity Select Service Class	122,159	1,348,632	591,731	295,945
ClearBridge Variable Aggressive Growth - Class II	783,021	17,798,064	2,964,018	5,016,792
ClearBridge Variable Mid Cap - Class II	527,351	9,054,610	1,249,463	4,583,996
Western Asset Variable Global High Yield Bond - Class II	61,873	423,830	46,275	441,689
Lord Abbett Bond Debenture Class VC	1,203,201	13,331,466	7,415,251	3,062,318
Lord Abbett Developing Growth Class VC	697,364	17,413,181	13,388,644	5,901,964
Lord Abbett Fundamental Equity Class VC	391,024	5,525,168	1,445,041	747,136
Lord Abbett Total Return Class VC	2,860,779	45,658,034	7,894,580	5,921,788
I (Invests in M International Equity)	4,814,094	51,029,399	5,214,329	16,133,631
II (Invests in M Large Cap Growth)	2,061,624	47,108,102	10,984,791	6,216,173
III (Invests in M Capital Appreciation)	2,385,365	50,426,624	14,006,708	8,683,858
V (Invests in M Large Cap Value)	2,303,464	25,476,312	4,775,505	3,568,719
MFS® New Discovery Series - Service Class	869,510	13,833,908	11,745,806	18,417,498
MFS Utilities Series - Service Class	388,012	11,198,031	2,244,656	2,654,952
MFS Value Series - Service Class	919,801	15,599,818	5,722,107	4,374,499
Neuberger Berman Sustainable Equity Class I	26,081	592,049	306,985	98,428
Oppenheimer Global Fund/VA Service Shares	266,215	9,991,058	5,213,870	2,985,645
Oppenheimer Main Street Small Cap Fund® VA Non-Service Shares	23,176	471,863	579,470	11,904
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	542,240	5,959,222	1,230,887	1,272,703
PIMCO Income - Administrative Class	28,929	299,994	355,408	51,540
Royce Micro-Cap Service Class	237,179	2,087,176	689,088	338,013
State Street Total Return V.I.S. Class 3	77,259	1,082,397	432,905	631,305
T. Rowe Price Blue Chip Growth - II	3,798,141	112,652,867	17,819,026	7,717,720
T. Rowe Price Equity Income - II	2,666,399	62,047,094	11,035,693	3,448,514
VanEck VIP Global Hard Assets Initial Class *	1,236,624	21,047,339	4,219,202	7,946,357

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Loan	Bond	Managed
ASSETS
Investments in mutual funds, at value	$1,761,576	$78,141,456	$10,330,386	$22,570,637	$65,738,686	$68,429,720
Receivables:
Due from Pacific Life Insurance Company	1,139	—	105	9,796	—	—
Investments sold	—	308,250	—	—	50,791	39,571
Total Assets	1,762,715	78,449,706	10,330,491	22,580,433	65,789,477	68,469,291
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	308,276	—	—	50,690	39,644
Investments purchased	1,138	—	103	9,800	—	—
Total Liabilities	1,138	308,276	103	9,800	50,690	39,644
NET ASSETS	$1,761,577	$78,141,430	$10,330,388	$22,570,633	$65,738,787	$68,429,647
Units Outstanding	167,311	4,715,224	887,439	1,848,674	897,767	1,148,124
Accumulation Unit Value	$10.53	$16.57	$11.64	$12.21	$73.22	$59.60
Cost of Investments	$1,758,552	$74,796,753	$10,258,801	$21,622,688	$60,692,662	$68,821,214

	Inflation	Managed	Short Duration	Emerging		Developing
	Strategy	Bond	Bond	Markets Debt	Comstock	Growth
ASSETS
Investments in mutual funds, at value	$1,636,982	$246,210,744	$80,079,799	$9,413,389	$52,802,113	$20,633,722
Receivables:
Due from Pacific Life Insurance Company	370	—	—	5,107	27,404	108
Investments sold	—	199,749	24,247	—	—	—
Total Assets	1,637,352	246,410,493	80,104,046	9,418,496	52,829,517	20,633,830
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	199,719	24,172	—	—	—
Investments purchased	370	—	—	5,104	27,168	—
Total Liabilities	370	199,719	24,172	5,104	27,168	—
NET ASSETS	$1,636,982	$246,210,774	$80,079,874	$9,413,392	$52,802,349	$20,633,830
Units Outstanding	154,745	3,551,282	6,044,529	790,914	2,311,206	744,024
Accumulation Unit Value	$10.58	$69.33	$13.25	$11.90	$22.85	$27.73
Cost of Investments	$1,645,846	$226,725,273	$77,781,625	$9,699,026	$42,203,260	$13,212,799

	Dividend	Equity	Focused		Large-Cap	Large-Cap
	Growth	Index	Growth	Growth	Growth	Value
ASSETS
Investments in mutual funds, at value	$69,839,134	$654,284,984	$31,582,446	$220,426,285	$56,041,985	$106,002,981
Receivables:
Due from Pacific Life Insurance Company	—	162,239	—	38,567	23,032	9,319
Investments sold	42,604	—	10,217	—	—	—
Total Assets	69,881,738	654,447,223	31,592,663	220,464,852	56,065,017	106,012,300
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	42,526	—	10,203	—	—	—
Investments purchased	—	161,754	—	38,492	22,979	8,863
Total Liabilities	42,526	161,754	10,203	38,492	22,979	8,863
NET ASSETS	$69,839,212	$654,285,469	$31,582,460	$220,426,360	$56,042,038	$106,003,437
Units Outstanding	2,294,181	5,493,537	926,960	2,023,457	2,996,469	3,429,714
Accumulation Unit Value	$30.44	$119.10	$34.07	$108.94	$18.70	$30.91
Cost of Investments	$47,265,150	$363,456,893	$21,198,944	$117,078,431	$35,580,133	$69,218,388

See Notes to Financial Statements

	Variable Accounts
	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Core	Equity	Growth	Value	Equity	Index
ASSETS
Investments in mutual funds, at value	$184,071,088	$111,402,168	$61,403,121	$10,764,636	$20,244,626	$193,806,014
Receivables:
Due from Pacific Life Insurance Company	38,428	120,667	24,530	1,407	5,097	270,380
Investments sold	—	—	—	—	—	—
Total Assets	184,109,516	111,522,835	61,427,651	10,766,043	20,249,723	194,076,394
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	38,393	120,358	24,688	1,429	5,029	270,799
Total Liabilities	38,393	120,358	24,688	1,429	5,029	270,799
NET ASSETS	$184,071,123	$111,402,477	$61,402,963	$10,764,614	$20,244,694	$193,805,595
Units Outstanding	1,691,823	2,197,861	2,911,169	350,206	686,654	5,266,384
Accumulation Unit Value	$108.80	$50.69	$21.09	$30.74	$29.48	$36.80
Cost of Investments	$115,579,330	$77,170,496	$44,126,693	$10,451,814	$19,914,612	$128,060,046

	Small-Cap	Value	Emerging	International	International	International
	Value	Advantage	Markets	Large-Cap	Small-Cap	Value
ASSETS
Investments in mutual funds, at value	$57,779,491	$2,671,882	$141,595,246	$169,005,226	$35,744,945	$116,570,487
Receivables:
Due from Pacific Life Insurance Company	50,160	884	46,135	29,192	12,860	19,265
Investments sold	—	—	—	—	—	—
Total Assets	57,829,651	2,672,766	141,641,381	169,034,418	35,757,805	116,589,752
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	50,111	883	46,316	29,348	12,825	19,312
Total Liabilities	50,111	883	46,316	29,348	12,825	19,312
NET ASSETS	$57,779,540	$2,671,883	$141,595,065	$169,005,070	$35,744,980	$116,570,440
Units Outstanding	1,270,225	173,629	3,149,480	10,003,272	2,635,660	4,221,200
Accumulation Unit Value	$45.49	$15.39	$44.96	$16.89	$13.56	$27.62
Cost of Investments	$46,750,907	$2,616,163	$130,067,496	$143,664,363	$37,994,517	$107,574,480

	Health	Real		Currency	Diversified	Equity
	Sciences	Estate	Technology	Strategies	Alternatives	Long/Short
ASSETS
Investments in mutual funds, at value	$69,841,575	$73,765,224	$23,978,160	$1,175,416	$308,174	$2,685,997
Receivables:
Due from Pacific Life Insurance Company	—	—	23,068	122	—	—
Investments sold	73,724	171,981	—	—	—	—
Total Assets	69,915,299	73,937,205	24,001,228	1,175,538	308,174	2,685,997
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	73,704	172,047	—	—	—	2
Investments purchased	—	—	23,112	120	—	—
Total Liabilities	73,704	172,047	23,112	120	—	2
NET ASSETS	$69,841,595	$73,765,158	$23,978,116	$1,175,418	$308,174	$2,685,995
Units Outstanding	1,073,264	1,144,760	1,889,298	104,184	29,525	214,352
Accumulation Unit Value	$65.07	$64.44	$12.69	$11.28	$10.44	$12.53
Cost of Investments	$47,528,648	$64,984,169	$21,602,440	$1,146,447	$324,614	$3,118,477

See Notes to Financial Statements

	Variable Accounts
		Pacific	Pacific			Portfolio
	Global	Dynamix -	Dynamix -	Pacific	Portfolio	Optimization
	Absolute	Conservative	Moderate	Dynamix -	Optimization	Moderate-
	Return	Growth	Growth	Growth	Conservative	Conservative
ASSETS
Investments in mutual funds, at value	$3,182,194	$9,164,288	$48,018,440	$62,780,661	$12,491,575	$47,967,047
Receivables:
Due from Pacific Life Insurance Company	78	2,677	6,300	50,761	9,936	3,438
Investments sold	—	—	—	—	—	—
Total Assets	3,182,272	9,166,965	48,024,740	62,831,422	12,501,511	47,970,485
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	78	2,677	6,328	50,776	9,946	3,500
Total Liabilities	78	2,677	6,328	50,776	9,946	3,500
NET ASSETS	$3,182,194	$9,164,288	$48,018,412	$62,780,646	$12,491,565	$47,966,985
Units Outstanding	300,670	501,015	2,301,791	2,659,611	975,302	3,525,034
Accumulation Unit Value	$10.58	$18.29	$20.86	$23.61	$12.81	$13.61
Cost of Investments	$3,471,729	$8,816,125	$45,475,133	$58,126,988	$11,693,796	$40,387,370

			Portfolio		Invesco V.I.	American
	Portfolio	Portfolio	Optimization	PSF DFA	International	Century
	Optimization	Optimization	Aggressive-	Balanced	Growth	VP Mid Cap
	Moderate	Growth	Growth	Allocation	Series II	Value Class II
ASSETS
Investments in mutual funds, at value	$220,291,658	$304,762,943	$140,003,007	$3,438,648	$26,575,860	$28,194,827
Receivables:
Due from Pacific Life Insurance Company	—	—	49,625	352	—	192,036
Investments sold	659,881	9,753	—	—	42,018	—
Total Assets	220,951,539	304,772,696	140,052,632	3,439,000	26,617,878	28,386,863
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	659,669	9,828	—	—	42,029	—
Investments purchased	—	—	49,805	353	—	192,046
Total Liabilities	659,669	9,828	49,805	353	42,029	192,046
NET ASSETS	$220,291,870	$304,762,868	$140,002,827	$3,438,647	$26,575,849	$28,194,817
Units Outstanding	15,440,564	20,444,339	9,260,158	307,824	2,121,954	1,500,051
Accumulation Unit Value	$14.27	$14.91	$15.12	$11.17	$12.52	$18.80
Cost of Investments	$168,200,424	$216,493,788	$102,590,929	$3,604,254	$28,875,751	$31,918,275

					BlackRock	BlackRock
	American Funds	American Funds	American Funds	BlackRock	Global	iShares Dynamic
	IS Asset Allocation	IS Growth	IS Growth-Income	Basic Value	Allocation	Allocation
	Class 4	Class 4	Class 4	V.I. Class III	V.I. Class III	V.I. Class I
ASSETS
Investments in mutual funds, at value	$51,697,873	$73,345,195	$81,406,637	$17,445,009	$58,253,063	$858,434
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	12,685	296
Investments sold	91,964	70,040	81,398	4,379	—	—
Total Assets	51,789,837	73,415,235	81,488,035	17,449,388	58,265,748	858,730
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	91,972	70,081	81,407	4,358	—	—
Investments purchased	—	—	—	—	12,687	296
Total Liabilities	91,972	70,081	81,407	4,358	12,687	296
NET ASSETS	$51,697,865	$73,345,154	$81,406,628	$17,445,030	$58,253,061	$858,434
Units Outstanding	1,927,708	2,330,860	3,035,465	812,181	2,756,653	79,395
Accumulation Unit Value	$26.82	$31.47	$26.82	$21.48	$21.13	$10.81
Cost of Investments	$53,371,070	$73,863,233	$83,985,556	$20,094,266	$65,090,826	$900,895

See Notes to Financial Statements

	Variable Accounts
			Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Dreyfus VIF	Fidelity VIP	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025
	Appreciation	Contrafund	Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$560,348	$52,071,564	$1,317,856	$2,100,838	$6,904,603	$9,030,547
Receivables:
Due from Pacific Life Insurance Company	—	1,091	1	—	10	1,458
Investments sold	—	—	—	—	—	—
Total Assets	560,348	52,072,655	1,317,857	2,100,838	6,904,613	9,032,005
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	8	—	—
Investments purchased	—	1,176	—	—	—	1,449
Total Liabilities	—	1,176	—	8	—	1,449
NET ASSETS	$560,348	$52,071,479	$1,317,857	$2,100,830	$6,904,613	$9,030,556
Units Outstanding	38,044	1,883,320	85,992	136,873	458,084	575,427
Accumulation Unit Value	$14.73	$27.65	$15.33	$15.35	$15.07	$15.69
Cost of Investments	$645,549	$51,719,557	$1,335,107	$2,185,781	$7,150,830	$9,297,040

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2030	Freedom 2035	Freedom 2045	Freedom Income	Government	Fidelity VIP
	Portfolio	Portfolio	Portfolio	Portfolio	Money Market	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$9,717,240	$7,467,043	$6,634,007	$1,368,063	$186,755,074	$9,350,785
Receivables:
Due from Pacific Life Insurance Company	966	8,368	7,181	—	296,986	1,132
Investments sold	—	—	—	—	—	—
Total Assets	9,718,206	7,475,411	6,641,188	1,368,063	187,052,060	9,351,917
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	2	—	—
Investments purchased	959	8,363	7,178	—	296,641	1,124
Total Liabilities	959	8,363	7,178	2	296,641	1,124
NET ASSETS	$9,717,247	$7,467,048	$6,634,010	$1,368,061	$186,755,419	$9,350,793
Units Outstanding	633,972	465,513	411,180	96,545	18,262,361	312,428
Accumulation Unit Value	$15.33	$16.04	$16.13	$14.17	$10.23	$29.93
Cost of Investments	$10,068,857	$7,729,509	$6,967,885	$1,371,143	$186,755,074	$9,686,961

					Janus	Janus
	Fidelity VIP	Fidelity VIP		Templeton	Henderson	Henderson
	Mid Cap	Value Strategies	Templeton Foreign	Global Bond	Enterprise	Overseas
	Service Class 2	Service Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
ASSETS
Investments in mutual funds, at value	$27,098,960	$4,189,315	$19,664,762	$41,449,746	$22,838,663	$13,743,024
Receivables:
Due from Pacific Life Insurance Company	19,852	2,544	27,520	—	84,259	5,819
Investments sold	—	—	—	53,644	—	—
Total Assets	27,118,812	4,191,859	19,692,282	41,503,390	22,922,922	13,748,843
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	53,617	—	—
Investments purchased	19,752	2,540	26,845	—	84,254	5,950
Total Liabilities	19,752	2,540	26,845	53,617	84,254	5,950
NET ASSETS	$27,099,060	$4,189,319	$19,665,437	$41,449,773	$22,838,668	$13,742,893
Units Outstanding	997,903	201,665	1,657,982	3,267,408	808,957	1,477,959
Accumulation Unit Value	$27.16	$20.77	$11.86	$12.69	$28.23	$9.30
Cost of Investments	$30,696,132	$5,310,040	$21,975,295	$42,329,026	$22,117,121	$16,041,370

See Notes to Financial Statements

	Variable Accounts
	Lazard Retirement	Lazard Retirement	Lazard	ClearBridge	ClearBridge	Western Asset
	Global Dynamic	International	Retirement US	Variable	Variable	Variable Global
	Multi-Asset	Equity	Equity Select	Aggressive Growth	Mid Cap -	High Yield Bond -
	Service Class	Service Class	Service Class	- Class II	Class II	Class II
ASSETS
Investments in mutual funds, at value	$1,452,339	$334,976	$1,348,632	$17,798,064	$9,054,610	$423,830
Receivables:
Due from Pacific Life Insurance Company	80	1	842	15,697	4,765	—
Investments sold	—	—	—	—	—	—
Total Assets	1,452,419	334,977	1,349,474	17,813,761	9,059,375	423,830
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	78	—	841	15,714	4,779	—
Total Liabilities	78	—	841	15,714	4,779	—
NET ASSETS	$1,452,341	$334,977	$1,348,633	$17,798,047	$9,054,596	$423,830
Units Outstanding	123,198	38,623	76,430	819,363	475,548	38,884
Accumulation Unit Value	$11.79	$8.67	$17.65	$21.72	$19.04	$10.90
Cost of Investments	$1,562,890	$395,387	$1,490,648	$21,351,883	$9,803,723	$468,122

	Lord Abbett		Lord Abbett
	Bond	Lord Abbett	Fundamental	Lord Abbett
	Debenture	Developing Growth	Equity	Total Return
	Class VC	Class VC	Class VC	Class VC	I	II
ASSETS
Investments in mutual funds, at value	$13,331,466	$17,413,181	$5,525,168	$45,658,034	$51,029,399	$47,108,102
Receivables:
Due from Pacific Life Insurance Company	95,255	12,636	2,398	—	—	154,505
Investments sold	—	—	—	207,550	31,978	—
Total Assets	13,426,721	17,425,817	5,527,566	45,865,584	51,061,377	47,262,607
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	207,551	32,039	—
Investments purchased	95,236	12,768	2,398	—	—	153,844
Total Liabilities	95,236	12,768	2,398	207,551	32,039	153,844
NET ASSETS	$13,331,485	$17,413,049	$5,525,168	$45,658,033	$51,029,338	$47,108,763
Units Outstanding	1,138,822	885,228	291,903	4,155,870	1,609,349	795,354
Accumulation Unit Value	$11.71	$19.67	$18.93	$10.99	$31.71	$59.23
Cost of Investments	$14,686,324	$19,421,658	$7,022,434	$47,966,747	$57,086,284	$48,391,060

			MFS	MFS	MFS	Neuberger Berman
			New Discovery	Utilities	Value	Sustainable
			Series -	Series -	Series -	Equity
	III	V	Service Class	Service Class	Service Class	Class I
ASSETS
Investments in mutual funds, at value	$50,426,624	$25,476,312	$13,833,908	$11,198,031	$15,599,818	$592,049
Receivables:
Due from Pacific Life Insurance Company	59,645	—	5,387	2,511	9,521	429
Investments sold	—	460	—	—	—	—
Total Assets	50,486,269	25,476,772	13,839,295	11,200,542	15,609,339	592,478
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	713	—	—	—	—
Investments purchased	59,374	—	5,395	2,477	9,518	429
Total Liabilities	59,374	713	5,395	2,477	9,518	429
NET ASSETS	$50,426,895	$25,476,059	$13,833,900	$11,198,065	$15,599,821	$592,049
Units Outstanding	613,966	924,495	580,128	600,878	1,340,620	36,387
Accumulation Unit Value	$82.13	$27.56	$23.85	$18.64	$11.64	$16.27
Cost of Investments	$63,338,494	$30,238,780	$16,609,642	$10,751,908	$17,680,748	$630,790

See Notes to Financial Statements

	Variable Accounts
		Oppenheimer	PIMCO
		Main Street	Global Multi-	PIMCO
	Oppenheimer	Small Cap Fund	Asset Managed	Income -	Royce	State Street
	Global Fund/VA	VA Non-Service	Allocation -	Administrative	Micro-Cap	Total Return
	Service Shares	Shares	Advisor Class	Class	Service Class	V.I.S. Class 3
ASSETS
Investments in mutual funds, at value	$9,991,058	$471,863	$5,959,222	$299,994	$2,087,176	$1,082,397
Receivables:
Due from Pacific Life Insurance Company	4,346	—	187	1	6,706	507
Investments sold	—	—	—	—	—	—
Total Assets	9,995,404	471,863	5,959,409	299,995	2,093,882	1,082,904
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	3,931	—	280	—	6,741	507
Total Liabilities	3,931	—	280	—	6,741	507
NET ASSETS	$9,991,473	$471,863	$5,959,129	$299,995	$2,087,141	$1,082,397
Units Outstanding	694,820	52,965	557,552	29,702	165,710	69,217
Accumulation Unit Value	$14.38	$8.91	$10.69	$10.10	$12.60	$15.64
Cost of Investments	$10,892,052	$565,209	$6,379,784	$303,009	$2,445,511	$1,367,604

	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Equity	Global Hard Assets
	Growth - II	Income - II	Initial Class
ASSETS
Investments in mutual funds, at value	$112,652,867	$62,047,094	$21,047,339
Receivables:
Due from Pacific Life Insurance Company	112,562	37,615	41,453
Investments sold	—	—	—
Total Assets	112,765,429	62,084,709	21,088,792
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—
Investments purchased	112,659	37,711	41,470
Total Liabilities	112,659	37,711	41,470
NET ASSETS	$112,652,770	$62,046,998	$21,047,322
Units Outstanding	3,211,817	2,901,473	1,419,346
Accumulation Unit Value	$35.07	$21.38	$14.83
Cost of Investments	$81,439,758	$71,070,325	$27,343,696

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Loan	Bond	Managed
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	19,368	1,472,370	91,029	552,705	5,339,797	(1,832,683)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	19,368	1,472,370	91,029	552,705	5,339,797	(1,832,683)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(51,364)	(2,643,195)	(206,081)	(618,121)	(7,876,688)	202,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,996)	$(1,170,825)	$(115,052)	$(65,416)	$(2,536,891)	$(1,630,611)

	Inflation	Managed	Short Duration	Emerging		Developing
	Strategy	Bond	Bond	Markets Debt	Comstock	Growth
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	13,175	2,527,431	331,819	532,832	2,880,068	1,160,296
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	13,175	2,527,431	331,819	532,832	2,880,068	1,160,296
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(40,806)	(4,252,973)	531,862	(1,169,466)	(10,312,746)	332,777
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,631)	$(1,725,542)	$863,681	$(636,634)	$(7,432,678)	$1,493,073

	Dividend	Equity	Focused		Large-Cap	Large-Cap
	Growth	Index	Growth	Growth	Growth	Value
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,136,171	33,357,849	3,474,353	10,613,073	4,572,080	7,006,214
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,136,171	33,357,849	3,474,353	10,613,073	4,572,080	7,006,214
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(4,972,018)	(64,424,421)	(1,699,810)	(3,900,532)	(3,231,453)	(17,878,359)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(835,847)	$(31,066,572)	$1,774,543	$6,712,541	$1,340,627	$(10,872,145)

See Notes to Financial Statements

	Variable Accounts
	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Core	Equity	Growth	Value	Equity	Index
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	11,302,685	3,808,711	2,253,287	487,729	5,049,817	23,389,475
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	11,302,685	3,808,711	2,253,287	487,729	5,049,817	23,389,475
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(26,452,935)	(15,886,237)	(2,049,379)	(2,347,895)	(7,535,260)	(51,138,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,150,250)	$(12,077,526)	$203,908	$(1,860,166)	$(2,485,443)	$(27,748,566)

	Small-Cap	Value	Emerging	International	International	International
	Value	Advantage	Markets	Large-Cap	Small-Cap	Value
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,259,993	75,371	2,130,074	4,450,231	784,792	2,957,033
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,259,993	75,371	2,130,074	4,450,231	784,792	2,957,033
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(15,453,354)	(338,451)	(21,243,848)	(26,695,101)	(10,970,664)	(23,262,653)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,193,361)	$(263,080)	$(19,113,774)	$(22,244,870)	$(10,185,872)	$(20,305,620)

	Health	Real		Currency	Diversified	Equity
	Sciences	Estate	Technology	Strategies	Alternatives	Long/Short
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,739,128	6,045,244	2,726,470	12,104	2,123	642,375
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	5,739,128	6,045,244	2,726,470	12,104	2,123	642,375
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(580,302)	(12,549,435)	(2,671,145)	40,939	(18,388)	(2,306,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,158,826	$(6,504,191)	$55,325	$53,043	$(16,265)	$(1,664,429)

See Notes to Financial Statements

	Variable Accounts
		Pacific	Pacific			Portfolio
	Global	Dynamix -	Dynamix -	Pacific	Portfolio	Optimization
	Absolute	Conservative	Moderate	Dynamix -	Optimization	Moderate-
	Return	Growth	Growth	Growth	Conservative	Conservative
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	135,081	248,832	1,244,235	1,977,080	482,384	1,724,098
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	135,081	248,832	1,244,235	1,977,080	482,384	1,724,098
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(565,658)	(625,260)	(3,998,207)	(7,035,654)	(946,718)	(4,262,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(430,577)	$(376,428)	$(2,753,972)	$(5,058,574)	$(464,334)	$(2,538,146)

			Portfolio		Invesco V.I.	American
	Portfolio	Portfolio	Optimization	PSF DFA	International	Century
	Optimization	Optimization	Aggressive-	Balanced	Growth	VP Mid Cap
	Moderate	Growth	Growth	Allocation	Series II	Value Class II
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$546,351	$378,428
Net Investment Income	—	—	—	—	546,351	378,428
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	6,770,522	7,043,904	4,177,875	41,381	189,824	336,713
Capital gain distributions	—	—	—	—	214,306	1,805,229
Realized Gain (Loss) on Investments	6,770,522	7,043,904	4,177,875	41,381	404,130	2,141,942
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(22,212,740)	(34,188,687)	(18,700,566)	(263,690)	(5,746,520)	(6,254,909)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,442,218)	$(27,144,783)	$(14,522,691)	$(222,309)	$(4,796,039)	$(3,734,539)

					BlackRock	BlackRock
	American Funds	American Funds	American Funds	BlackRock	Global	iShares Dynamic
	IS Asset Allocation	IS Growth	IS Growth-Income	Basic Value	Allocation	Allocation
	Class 4	Class 4	Class 4	V.I. Class III	V.I. Class III	V.I. Class I
INVESTMENT INCOME
Dividends	$784,661	$203,184	$1,091,984	$299,724	$546,330	$8,893
Net Investment Income	784,661	203,184	1,091,984	299,724	546,330	8,893
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	442,729	872,193	655,039	188,056	409,144	34,858
Capital gain distributions	2,274,013	8,005,578	6,011,886	2,097,651	2,764,682	12,178
Realized Gain (Loss) on Investments	2,716,742	8,877,771	6,666,925	2,285,707	3,173,826	47,036
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(6,098,135)	(9,228,702)	(9,327,870)	(4,116,427)	(8,541,476)	(105,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,596,732)	$(147,747)	$(1,568,961)	$(1,530,996)	$(4,821,320)	$(49,083)

See Notes to Financial Statements

	Variable Accounts
			Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Dreyfus VIF	Fidelity VIP	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025
	Appreciation	Contrafund	Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$6,014	$257,855	$19,913	$31,184	$96,070	$118,530
Net Investment Income	6,014	257,855	19,913	31,184	96,070	118,530
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(3,434)	2,342,878	13,153	80,790	240,265	198,534
Capital gain distributions	71,496	5,187,454	38,585	119,760	271,488	182,251
Realized Gain (Loss) on Investments	68,062	7,530,332	51,738	200,550	511,753	380,785
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(123,419)	(11,334,323)	(133,369)	(360,809)	(1,049,136)	(1,125,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(49,343)	$(3,546,136)	$(61,718)	$(129,075)	$(441,313)	$(625,794)

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2030	Freedom 2035	Freedom 2045	Freedom Income	Government	Fidelity VIP
	Portfolio	Portfolio	Portfolio	Portfolio	Money Market	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class 2
INVESTMENT INCOME
Dividends	$121,456	$79,088	$67,988	$21,000	$2,398,529	$4,708
Net Investment Income	121,456	79,088	67,988	21,000	2,398,529	4,708
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	445,164	104,119	90,337	7,412	—	246,150
Capital gain distributions	305,365	150,562	113,449	15,148	—	1,627,308
Realized Gain (Loss) on Investments	750,529	254,681	203,786	22,560	—	1,873,458
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,701,703)	(1,113,897)	(1,004,260)	(76,041)	—	(1,878,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(829,718)	$(780,128)	$(732,486)	$(32,481)	$2,398,529	$(675)

					Janus	Janus
	Fidelity VIP	Fidelity VIP		Templeton	Henderson	Henderson
	Mid Cap	Value Strategies	Templeton Foreign	Global Bond	Enterprise	Overseas
	Service Class 2	Service Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
INVESTMENT INCOME
Dividends	$141,547	$39,226	$621,298	$—	$24,516	$262,219
Net Investment Income	141,547	39,226	621,298	—	24,516	262,219
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,246,488	(205,814)	(776,658)	(497,372)	281,409	(774,342)
Capital gain distributions	3,450,894	267,313	—	—	1,126,584	—
Realized Gain (Loss) on Investments	4,697,382	61,499	(776,658)	(497,372)	1,407,993	(774,342)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(9,339,994)	(987,986)	(3,446,512)	1,166,652	(1,675,137)	(1,960,623)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,501,065)	$(887,261)	$(3,601,872)	$669,280	$(242,628)	$(2,472,746)

See Notes to Financial Statements

	Variable Accounts
	Lazard Retirement	Lazard Retirement	Lazard	ClearBridge	ClearBridge	Western Asset
	Global Dynamic	International	Retirement US	Variable	Variable	Variable Global
	Multi-Asset	Equity	Equity Select	Aggressive Growth	Mid Cap -	High Yield Bond -
	Service Class	Service Class (1)	Service Class	- Class II	Class II	Class II
INVESTMENT INCOME
Dividends	$20,147	$5,459	$10,959	$79,997	$18,461	$21,434
Net Investment Income	20,147	5,459	10,959	79,997	18,461	21,434
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	33,185	(440)	23,833	(692,372)	256,523	(2,660)
Capital gain distributions	92,203	19,522	155,214	1,375,336	186,923	—
Realized Gain (Loss) on Investments	125,388	19,082	179,047	682,964	443,446	(2,660)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(244,790)	(60,411)	(249,291)	(2,433,878)	(1,771,177)	(35,798)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(99,255)	$(35,870)	$(59,285)	$(1,670,917)	$(1,309,270)	$(17,024)

	Lord Abbett		Lord Abbett
	Bond	Lord Abbett	Fundamental	Lord Abbett
	Debenture	Developing Growth	Equity	Total Return
	Class VC	Class VC	Class VC	Class VC	I	II
INVESTMENT INCOME
Dividends	$600,761	$—	$91,570	$1,456,556	$869,364	$—
Net Investment Income	600,761	—	91,570	1,456,556	869,364	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	11,281	2,015,723	(100,978)	(277,817)	2,477,640	2,494,849
Capital gain distributions	280,750	2,576,154	923,323	—	—	5,581,726
Realized Gain (Loss) on Investments	292,031	4,591,877	822,345	(277,817)	2,477,640	8,076,575
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,370,303)	(4,761,916)	(1,413,094)	(1,630,394)	(16,574,924)	(10,330,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(477,511)	$(170,039)	$(499,179)	$(451,655)	$(13,227,920)	$(2,253,916)

			MFS	MFS	MFS	Neuberger Berman
			New Discovery	Utilities	Value	Sustainable
			Series -	Series -	Series -	Equity
	III	V	Service Class	Service Class	Service Class	Class I
INVESTMENT INCOME
Dividends	$178,092	$419,483	$—	$98,405	$218,188	$2,419
Net Investment Income	178,092	419,483	—	98,405	218,188	2,419
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,713,276	144,142	(28,833)	(405,027)	326,988	14,340
Capital gain distributions	11,205,786	2,074,624	4,487,293	44,987	1,136,178	27,067
Realized Gain (Loss) on Investments	12,919,062	2,218,766	4,458,460	(360,040)	1,463,166	41,407
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(21,110,389)	(6,245,397)	(6,022,051)	353,511	(3,448,216)	(83,317)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,013,235)	$(3,607,148)	$(1,563,591)	$91,876	$(1,766,862)	$(39,491)

(1) Operations commenced or resumed during 2018 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

	Variable Accounts
		Oppenheimer	PIMCO
		Main Street	Global Multi-	PIMCO
	Oppenheimer	Small Cap Fund	Asset Managed	Income -	Royce	State Street
	Global Fund/VA	VA Non-Service	Allocation -	Administrative	Micro-Cap	Total Return
	Service Shares	Shares (1)	Advisor Class	Class (1)	Service Class	V.I.S. Class 3
INVESTMENT INCOME
Dividends	$79,979	$122	$102,353	$3,300	$—	$22,737
Net Investment Income	79,979	122	102,353	3,300	—	22,737
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	347,177	(2,357)	4,326	(858)	(30,953)	35,707
Capital gain distributions	745,960	5,007	488,026	2,169	110,536	239,980
Realized Gain (Loss) on Investments	1,093,137	2,650	492,352	1,311	79,583	275,687
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,721,015)	(93,346)	(936,474)	(3,015)	(314,735)	(368,878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,547,899)	$(90,574)	$(341,769)	$1,596	$(235,152)	$(70,454)

	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Equity	Global Hard Assets
	Growth - II	Income - II	Initial Class
INVESTMENT INCOME
Dividends	$—	$1,228,252	$—
Net Investment Income	—	1,228,252	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,876,436	982,943	(3,006,140)
Capital gain distributions	3,760,399	6,221,568	—
Realized Gain (Loss) on Investments	8,636,835	7,204,511	(3,006,140)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(7,182,826)	(15,085,529)	(5,582,082)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,454,009	$(6,652,766)	$(8,588,222)

(1) Operations commenced or resumed during 2018 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Core Income		Diversified Bond		Floating Rate Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	19,368	14,747	1,472,370	603,336	91,029	193,575
Change in net unrealized appreciation (depreciation) on investments	(51,364)	42,959	(2,643,195)	3,572,448	(206,081)	(37,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,996)	57,706	(1,170,825)	4,175,784	(115,052)	156,497
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	279,842	190,319	2,519,528	2,605,467	445,047	177,921
Transfers between variable and fixed accounts, net	152,600	476,564	13,453,111	7,069,270	6,716,353	(1,021,936)
Policy maintenance charges	(115,579)	(98,688)	(2,949,400)	(2,395,321)	(289,968)	(165,744)
Policy benefits and terminations	(41,601)	(18,638)	(1,717,509)	(3,499,235)	(227,552)	(344,259)
Policy loans and loan repayments	(48,075)	(5,572)	60,514	27,821	(16,055)	111,927
Other	1,106	623	55,230	24,415	6,183	3,214
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	228,293	544,608	11,421,474	3,832,417	6,634,008	(1,238,877)
NET INCREASE (DECREASE) IN NET ASSETS	196,297	602,314	10,250,649	8,008,201	6,518,956	(1,082,380)
NET ASSETS
Beginning of Year	1,565,280	962,966	67,890,781	59,882,580	3,811,432	4,893,812
End of Year	$1,761,577	$1,565,280	$78,141,430	$67,890,781	$10,330,388	$3,811,432

	Floating Rate Loan		High Yield Bond		Inflation Managed
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	552,705	254,796	5,339,797	2,231,473	(1,832,683)	(1,824,329)
Change in net unrealized appreciation (depreciation) on investments	(618,121)	387,384	(7,876,688)	4,412,709	202,072	4,683,673
Net Increase (Decrease) in Net Assets Resulting from Operations	(65,416)	642,180	(2,536,891)	6,644,182	(1,630,611)	2,859,344
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,299,300	844,330	3,145,465	4,082,838	3,379,248	3,833,023
Transfers between variable and fixed accounts, net	5,557,791	1,036,883	(9,957,565)	(2,210,892)	(4,332,049)	(1,585,714)
Policy maintenance charges	(804,567)	(812,924)	(3,187,057)	(3,518,255)	(3,311,181)	(3,552,813)
Policy benefits and terminations	(756,380)	(489,852)	(10,461,825)	(3,008,355)	(3,593,217)	(3,293,609)
Policy loans and loan repayments	3,419	7,134	29,876	291,984	(265,207)	(44,386)
Other	11,708	10,590	65,003	44,065	61,837	52,688
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,311,271	596,161	(20,366,103)	(4,318,615)	(8,060,569)	(4,590,811)
NET INCREASE (DECREASE) IN NET ASSETS	5,245,855	1,238,341	(22,902,994)	2,325,567	(9,691,180)	(1,731,467)
NET ASSETS
Beginning of Year	17,324,778	16,086,437	88,641,781	86,316,214	78,120,827	79,852,294
End of Year	$22,570,633	$17,324,778	$65,738,787	$88,641,781	$68,429,647	$78,120,827

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Inflation Strategy		Managed Bond		Short Duration Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	13,175	4,266	2,527,431	1,067,613	331,819	420,733
Change in net unrealized appreciation (depreciation) on investments	(40,806)	53,212	(4,252,973)	10,802,674	531,862	418,179
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,631)	57,478	(1,725,542)	11,870,287	863,681	838,912
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	99,171	145,947	10,998,638	11,669,015	4,744,625	4,556,419
Transfers between variable and fixed accounts, net	(147,959)	(63,455)	(5,074,762)	10,534,343	9,199,664	6,252,881
Policy maintenance charges	(62,707)	(75,144)	(11,292,409)	(11,824,604)	(3,733,207)	(3,636,435)
Policy benefits and terminations	(106,064)	(45,208)	(9,117,568)	(9,811,646)	(2,227,898)	(2,789,313)
Policy loans and loan repayments	(858)	(6,589)	(1,454,711)	79,771	(107,853)	16,701
Other	909	661	173,657	125,801	52,176	35,192
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(217,508)	(43,788)	(15,767,155)	772,680	7,927,507	4,435,445
NET INCREASE (DECREASE) IN NET ASSETS	(245,139)	13,690	(17,492,697)	12,642,967	8,791,188	5,274,357
NET ASSETS
Beginning of Year	1,882,121	1,868,431	263,703,471	251,060,504	71,288,686	66,014,329
End of Year	$1,636,982	$1,882,121	$246,210,774	$263,703,471	$80,079,874	$71,288,686

	Emerging Markets Debt		Comstock		Developing Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	532,832	66,959	2,880,068	2,049,817	1,160,296	398,700
Change in net unrealized appreciation (depreciation) on investments	(1,169,466)	621,901	(10,312,746)	7,439,293	332,777	4,919,000
Net Increase (Decrease) in Net Assets Resulting from Operations	(636,634)	688,860	(7,432,678)	9,489,110	1,493,073	5,317,700
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	568,145	217,954	4,510,171	4,751,959	—	—
Transfers between variable and fixed accounts, net	3,080,509	2,086,011	(1,365,812)	(65,474)	(641,649)	(502,568)
Policy maintenance charges	(297,773)	(207,415)	(3,011,668)	(3,118,896)	(783,206)	(727,387)
Policy benefits and terminations	(494,913)	(142,684)	(1,875,838)	(2,634,678)	(1,122,242)	(806,768)
Policy loans and loan repayments	19,846	14,407	(265,387)	(184,369)	(124,547)	(142,610)
Other	4,173	2,582	24,885	13,365	(6,652)	(2,146)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,879,987	1,970,855	(1,983,649)	(1,238,093)	(2,678,296)	(2,181,479)
NET INCREASE (DECREASE) IN NET ASSETS	2,243,353	2,659,715	(9,416,327)	8,251,017	(1,185,223)	3,136,221
NET ASSETS
Beginning of Year	7,170,039	4,510,324	62,218,676	53,967,659	21,819,053	18,682,832
End of Year	$9,413,392	$7,170,039	$52,802,349	$62,218,676	$20,633,830	$21,819,053

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Dividend Growth		Equity Index		Focused Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,136,171	4,989,046	33,357,849	25,492,901	3,474,353	1,879,602
Change in net unrealized appreciation (depreciation) on investments	(4,972,018)	7,598,066	(64,424,421)	106,325,083	(1,699,810)	5,787,518
Net Increase (Decrease) in Net Assets Resulting from Operations	(835,847)	12,587,112	(31,066,572)	131,817,984	1,774,543	7,667,120
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,924,099	3,149,636	25,753,726	24,807,559	1,419,026	1,293,165
Transfers between variable and fixed accounts, net	(1,272,437)	(3,656,754)	(16,667,971)	(22,162,303)	(703,359)	(773,451)
Policy maintenance charges	(2,763,883)	(2,819,237)	(24,632,322)	(24,288,353)	(1,328,119)	(1,256,342)
Policy benefits and terminations	(3,375,988)	(3,068,657)	(22,446,349)	(18,849,513)	(1,069,137)	(1,761,584)
Policy loans and loan repayments	(266,179)	(255,466)	(4,230,096)	(571,543)	(248,076)	(13,998)
Other	19,761	21,968	327,044	236,309	17,696	11,660
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,734,627)	(6,628,510)	(41,895,968)	(40,827,844)	(1,911,969)	(2,500,550)
NET INCREASE (DECREASE) IN NET ASSETS	(5,570,474)	5,958,602	(72,962,540)	90,990,140	(137,426)	5,166,570
NET ASSETS
Beginning of Year	75,409,686	69,451,084	727,248,009	636,257,869	31,719,886	26,553,316
End of Year	$69,839,212	$75,409,686	$654,285,469	$727,248,009	$31,582,460	$31,719,886

	Growth		Large-Cap Growth		Large-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	10,613,073	4,843,924	4,572,080	2,549,973	7,006,214	6,841,677
Change in net unrealized appreciation (depreciation) on investments	(3,900,532)	51,205,749	(3,231,453)	12,521,454	(17,878,359)	8,635,101
Net Increase (Decrease) in Net Assets Resulting from Operations	6,712,541	56,049,673	1,340,627	15,071,427	(10,872,145)	15,476,778
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,884,387	7,667,793	2,830,075	2,672,819	4,243,688	4,326,556
Transfers between variable and fixed accounts, net	(1,354,705)	3,281,608	(723,775)	(988,177)	(913,044)	(3,387,325)
Policy maintenance charges	(10,231,200)	(9,528,270)	(2,518,079)	(2,237,450)	(4,068,681)	(4,216,902)
Policy benefits and terminations	(8,612,853)	(8,417,885)	(2,027,849)	(2,090,188)	(4,520,805)	(4,450,737)
Policy loans and loan repayments	(3,250,972)	(431,425)	(461,896)	(215,146)	(535,771)	(131,947)
Other	56,143	40,534	21,775	1,851	56,296	21,604
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,509,200)	(7,387,645)	(2,879,749)	(2,856,291)	(5,738,317)	(7,838,751)
NET INCREASE (DECREASE) IN NET ASSETS	(8,796,659)	48,662,028	(1,539,122)	12,215,136	(16,610,462)	7,638,027
NET ASSETS
Beginning of Year	229,223,019	180,560,991	57,581,160	45,366,024	122,613,899	114,975,872
End of Year	$220,426,360	$229,223,019	$56,042,038	$57,581,160	$106,003,437	$122,613,899

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	11,302,685	9,233,107	3,808,711	9,842,670	2,253,287	564,503
Change in net unrealized appreciation (depreciation) on investments	(26,452,935)	22,124,670	(15,886,237)	15,992,947	(2,049,379)	11,732,921
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,150,250)	31,357,777	(12,077,526)	25,835,617	203,908	12,297,424
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,995,068	7,274,421	4,115,968	3,744,211	3,075,986	2,823,283
Transfers between variable and fixed accounts, net	9,094,173	(4,143,451)	8,989,817	(12,303,254)	563,445	8,988,992
Policy maintenance charges	(9,491,640)	(9,617,523)	(3,989,483)	(4,226,918)	(2,630,927)	(2,218,850)
Policy benefits and terminations	(8,766,158)	(9,523,538)	(4,467,428)	(5,995,713)	(2,127,947)	(1,500,078)
Policy loans and loan repayments	(2,973,919)	237,008	(680,201)	(59,510)	(178,929)	213,973
Other	66,451	35,114	40,664	23,096	40,927	20,487
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,076,025)	(15,737,969)	4,009,337	(18,818,088)	(1,257,445)	8,327,807
NET INCREASE (DECREASE) IN NET ASSETS	(20,226,275)	15,619,808	(8,068,189)	7,017,529	(1,053,537)	20,625,231
NET ASSETS
Beginning of Year	204,297,398	188,677,590	119,470,666	112,453,137	62,456,500	41,831,269
End of Year	$184,071,123	$204,297,398	$111,402,477	$119,470,666	$61,402,963	$62,456,500

	Mid-Cap Value		Small-Cap Equity		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	487,729	424,177	5,049,817	1,443,599	23,389,475	12,919,273
Change in net unrealized appreciation (depreciation) on investments	(2,347,895)	1,310,859	(7,535,260)	1,344,640	(51,138,041)	17,776,223
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,860,166)	1,735,036	(2,485,443)	2,788,239	(27,748,566)	30,695,496
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	982,376	1,550,289	1,335,927	1,312,382	8,009,738	7,142,873
Transfers between variable and fixed accounts, net	(3,473)	229,882	(12,268,536)	2,076,742	(6,020,979)	(14,011,304)
Policy maintenance charges	(694,874)	(698,058)	(1,215,896)	(1,438,542)	(8,646,422)	(8,851,318)
Policy benefits and terminations	(766,666)	(614,657)	(800,212)	(678,624)	(9,193,648)	(7,319,357)
Policy loans and loan repayments	(139,367)	(29,753)	(222,495)	(132,300)	(989,701)	245,255
Other	7,670	6,829	14,087	23,344	95,423	64,466
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(614,334)	444,532	(13,157,125)	1,163,002	(16,745,589)	(22,729,385)
NET INCREASE (DECREASE) IN NET ASSETS	(2,474,500)	2,179,568	(15,642,568)	3,951,241	(44,494,155)	7,966,111
NET ASSETS
Beginning of Year	13,239,114	11,059,546	35,887,262	31,936,021	238,299,750	230,333,639
End of Year	$10,764,614	$13,239,114	$20,244,694	$35,887,262	$193,805,595	$238,299,750

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Small-Cap Value		Value Advantage		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,259,993	3,284,820	75,371	108,321	2,130,074	1,885,590
Change in net unrealized appreciation (depreciation) on investments	(15,453,354)	2,610,326	(338,451)	204,714	(21,243,848)	38,694,619
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,193,361)	5,895,146	(263,080)	313,035	(19,113,774)	40,580,209
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,957,625	2,937,774	486,752	358,485	6,915,640	5,852,307
Transfers between variable and fixed accounts, net	(2,774,015)	(2,316,354)	196,761	363,488	3,191,514	6,038,119
Policy maintenance charges	(2,335,318)	(2,454,101)	(208,989)	(191,415)	(5,362,927)	(5,153,016)
Policy benefits and terminations	(2,567,816)	(2,930,195)	(83,062)	(84,741)	(4,955,807)	(4,357,590)
Policy loans and loan repayments	(107,071)	(296,245)	(18,649)	(13,216)	(239,068)	(256,562)
Other	33,987	28,808	690	988	92,703	64,297
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,792,608)	(5,030,313)	373,503	433,589	(357,945)	2,187,555
NET INCREASE (DECREASE) IN NET ASSETS	(15,985,969)	864,833	110,423	746,624	(19,471,719)	42,767,764
NET ASSETS
Beginning of Year	73,765,509	72,900,676	2,561,460	1,814,836	161,066,784	118,299,020
End of Year	$57,779,540	$73,765,509	$2,671,883	$2,561,460	$141,595,065	$161,066,784

	International Large-Cap		International Small-Cap		International Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,450,231	5,196,580	784,792	908,280	2,957,033	2,096,447
Change in net unrealized appreciation (depreciation) on investments	(26,695,101)	36,115,051	(10,970,664)	7,198,764	(23,262,653)	23,082,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,244,870)	41,311,631	(10,185,872)	8,107,044	(20,305,620)	25,179,170
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,266,434	8,688,823	2,194,868	1,339,494	7,432,936	7,578,604
Transfers between variable and fixed accounts, net	10,512,573	(5,081,598)	10,826,674	2,002,998	2,242,541	(491,964)
Policy maintenance charges	(6,731,462)	(6,678,543)	(1,297,248)	(1,142,478)	(6,034,378)	(6,113,327)
Policy benefits and terminations	(5,814,115)	(5,263,025)	(534,826)	(977,331)	(4,849,115)	(5,119,061)
Policy loans and loan repayments	(536,362)	(250,254)	(269,715)	(45,799)	(1,166,971)	425,878
Other	111,706	71,713	20,956	10,093	63,464	38,620
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,808,774	(8,512,884)	10,940,709	1,186,977	(2,311,523)	(3,681,250)
NET INCREASE (DECREASE) IN NET ASSETS	(15,436,096)	32,798,747	754,837	9,294,021	(22,617,143)	21,497,920
NET ASSETS
Beginning of Year	184,441,166	151,642,419	34,990,143	25,696,122	139,187,583	117,689,663
End of Year	$169,005,070	$184,441,166	$35,744,980	$34,990,143	$116,570,440	$139,187,583

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Health Sciences		Real Estate		Technology
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	5,739,128	4,451,546	6,045,244	4,297,917	2,726,470	1,003,735
Change in net unrealized appreciation (depreciation) on investments	(580,302)	8,905,849	(12,549,435)	(1,577,951)	(2,671,145)	4,946,714
Net Increase (Decrease) in Net Assets Resulting from Operations	5,158,826	13,357,395	(6,504,191)	2,719,966	55,325	5,950,449
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,256,131	3,650,347	4,031,785	4,430,010	1,195,510	1,023,943
Transfers between variable and fixed accounts, net	(66,425)	(1,720,883)	(5,541,153)	(2,161,531)	1,498,773	2,790,617
Policy maintenance charges	(2,808,222)	(2,775,809)	(2,995,444)	(3,536,515)	(1,017,157)	(854,679)
Policy benefits and terminations	(2,305,665)	(2,825,432)	(2,918,102)	(4,159,913)	(502,319)	(552,180)
Policy loans and loan repayments	(384,314)	(73,866)	(94,696)	(440,640)	(103,111)	(58,284)
Other	30,176	28,010	43,891	23,655	10,894	5,721
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,278,319)	(3,717,633)	(7,473,719)	(5,844,934)	1,082,590	2,355,138
NET INCREASE (DECREASE) IN NET ASSETS	2,880,507	9,639,762	(13,977,910)	(3,124,968)	1,137,915	8,305,587
NET ASSETS
Beginning of Year	66,961,088	57,321,326	87,743,068	90,868,036	22,840,201	14,534,614
End of Year	$69,841,595	$66,961,088	$73,765,158	$87,743,068	$23,978,116	$22,840,201

	Currency Strategies		Diversified Alternatives		Equity Long/Short
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	12,104	8,026	2,123	744	642,375	129,465
Change in net unrealized appreciation (depreciation) on investments	40,939	(37,474)	(18,388)	1,604	(2,306,804)	1,361,058
Net Increase (Decrease) in Net Assets Resulting from Operations	53,043	(29,448)	(16,265)	2,348	(1,664,429)	1,490,523
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	41,704	39,267	75,963	30,384	504,839	659,694
Transfers between variable and fixed accounts, net	344,009	(18,101)	129,213	102,643	(7,727,889)	4,403,848
Policy maintenance charges	(30,794)	(32,870)	(22,765)	(15,674)	(319,398)	(284,910)
Policy benefits and terminations	(16,949)	(12,052)	—	—	(142,987)	(126,261)
Policy loans and loan repayments	1,033	(6)	(6,534)	1,536	(8,177)	103,212
Other	513	361	166	2	15,107	12,166
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	339,516	(23,401)	176,043	118,891	(7,678,505)	4,767,749
NET INCREASE (DECREASE) IN NET ASSETS	392,559	(52,849)	159,778	121,239	(9,342,934)	6,258,272
NET ASSETS
Beginning of Year	782,859	835,708	148,396	27,157	12,028,929	5,770,657
End of Year	$1,175,418	$782,859	$308,174	$148,396	$2,685,995	$12,028,929

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
			Pacific Dynamix -		Pacific Dynamix -
	Global Absolute Return		Conservative Growth		Moderate Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	135,081	74,915	248,832	270,041	1,244,235	1,234,509
Change in net unrealized appreciation (depreciation) on investments	(565,658)	130,376	(625,260)	537,300	(3,998,207)	3,499,202
Net Increase (Decrease) in Net Assets Resulting from Operations	(430,577)	205,291	(376,428)	807,341	(2,753,972)	4,733,711
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	171,453	163,624	1,020,165	751,948	5,173,074	4,124,501
Transfers between variable and fixed accounts, net	(1,843,060)	2,251,172	262,142	1,280,567	7,222,147	8,420,284
Policy maintenance charges	(162,368)	(142,063)	(687,658)	(567,404)	(3,489,467)	(2,933,229)
Policy benefits and terminations	(24,992)	(282,656)	(761,056)	(484,626)	(685,896)	(2,863,933)
Policy loans and loan repayments	(13,938)	162,921	77,080	(3,052)	(485,045)	(291,710)
Other	1,188	684	4,011	3,569	18,873	14,902
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,871,717)	2,153,682	(85,316)	981,002	7,753,686	6,470,815
NET INCREASE (DECREASE) IN NET ASSETS	(2,302,294)	2,358,973	(461,744)	1,788,343	4,999,714	11,204,526
NET ASSETS
Beginning of Year	5,484,488	3,125,515	9,626,032	7,837,689	43,018,698	31,814,172
End of Year	$3,182,194	$5,484,488	$9,164,288	$9,626,032	$48,018,412	$43,018,698

	Pacific Dynamix -		Portfolio Optimization		Portfolio Optimization
	Growth		Conservative		Moderate-Conservative
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,977,080	581,772	482,384	852,649	1,724,098	1,355,957
Change in net unrealized appreciation (depreciation) on investments	(7,035,654)	7,017,973	(946,718)	333,900	(4,262,244)	3,766,566
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,058,574)	7,599,745	(464,334)	1,186,549	(2,538,146)	5,122,523
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,465,900	7,103,070	1,075,975	1,032,064	2,334,633	3,240,215
Transfers between variable and fixed accounts, net	6,014,100	9,127,144	(796,704)	(3,050,520)	(365,738)	1,382,190
Policy maintenance charges	(4,553,077)	(3,362,962)	(1,245,608)	(1,338,307)	(2,478,780)	(2,418,269)
Policy benefits and terminations	(2,561,796)	(629,828)	(1,270,061)	(1,186,912)	(3,242,060)	(1,376,580)
Policy loans and loan repayments	(2,190)	(344,299)	152,144	(32,353)	404,002	134,672
Other	21,800	17,819	12,609	10,899	36,804	28,241
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	10,384,737	11,910,944	(2,071,645)	(4,565,129)	(3,311,139)	990,469
NET INCREASE (DECREASE) IN NET ASSETS	5,326,163	19,510,689	(2,535,979)	(3,378,580)	(5,849,285)	6,112,992
NET ASSETS
Beginning of Year	57,454,483	37,943,794	15,027,544	18,406,124	53,816,270	47,703,278
End of Year	$62,780,646	$57,454,483	$12,491,565	$15,027,544	$47,966,985	$53,816,270

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate		Growth		Aggressive-Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	6,770,522	6,142,693	7,043,904	8,554,684	4,177,875	4,185,590
Change in net unrealized appreciation (depreciation) on investments	(22,212,740)	23,574,102	(34,188,687)	40,701,971	(18,700,566)	20,978,530
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,442,218)	29,716,795	(27,144,783)	49,256,655	(14,522,691)	25,164,120
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	13,431,924	14,049,052	19,902,032	20,239,114	11,522,253	11,511,282
Transfers between variable and fixed accounts, net	(9,514)	(1,089,093)	(1,411,831)	(3,317,954)	(3,223,584)	(1,937,455)
Policy maintenance charges	(12,958,300)	(13,624,598)	(14,052,383)	(15,381,267)	(6,043,099)	(6,556,416)
Policy benefits and terminations	(13,235,858)	(10,230,330)	(12,643,152)	(16,569,112)	(4,815,176)	(7,042,477)
Policy loans and loan repayments	250,299	(1,151,954)	(1,682,645)	(546,151)	(934,441)	202,411
Other	179,879	144,313	330,189	274,405	139,212	109,706
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,341,570)	(11,902,610)	(9,557,790)	(15,300,965)	(3,354,835)	(3,712,949)
NET INCREASE (DECREASE) IN NET ASSETS	(27,783,788)	17,814,185	(36,702,573)	33,955,690	(17,877,526)	21,451,171
NET ASSETS
Beginning of Year	248,075,658	230,261,473	341,465,441	307,509,751	157,880,353	136,429,182
End of Year	$220,291,870	$248,075,658	$304,762,868	$341,465,441	$140,002,827	$157,880,353

	PSF DFA		Invesco V.I. International		American Century
	Balanced Allocation		Growth Series II		VP Mid Cap Value Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$546,351	$358,605	$378,428	$384,946
Realized gain (loss) on investments	41,381	29,890	404,130	66,291	2,141,942	2,637,304
Change in net unrealized appreciation (depreciation) on investments	(263,690)	92,144	(5,746,520)	5,049,377	(6,254,909)	50,052
Net Increase (Decrease) in Net Assets Resulting from Operations	(222,309)	122,034	(4,796,039)	5,474,273	(3,734,539)	3,072,302
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	859,295	317,554	1,898,973	1,830,316	1,815,455	1,284,619
Transfers between variable and fixed accounts, net	1,570,514	1,141,478	(667,834)	3,734,988	6,526,749	(6,748,784)
Policy maintenance charges	(341,785)	(146,725)	(1,351,195)	(1,219,585)	(997,802)	(969,662)
Policy benefits and terminations	(144,330)	—	(432,135)	(851,018)	(695,188)	(1,552,480)
Policy loans and loan repayments	(8,892)	—	39,297	(236,546)	(143,601)	(75,821)
Other	346	(277)	10,422	11,720	11,787	10,689
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,935,148	1,312,030	(502,472)	3,269,875	6,517,400	(8,051,439)
NET INCREASE (DECREASE) IN NET ASSETS	1,712,839	1,434,064	(5,298,511)	8,744,148	2,782,861	(4,979,137)
NET ASSETS
Beginning of Year	1,725,808	291,744	31,874,360	23,130,212	25,411,956	30,391,093
End of Year	$3,438,647	$1,725,808	$26,575,849	$31,874,360	$28,194,817	$25,411,956

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	American Funds IS Asset		American Funds IS		American Funds IS
	Allocation Class 4		Growth Class 4		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$784,661	$633,986	$203,184	$305,895	$1,091,984	$1,024,735
Realized gain (loss) on investments	2,716,742	2,347,801	8,877,771	7,098,680	6,666,925	5,090,662
Change in net unrealized appreciation (depreciation) on investments	(6,098,135)	3,524,593	(9,228,702)	9,564,435	(9,327,870)	9,388,064
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,596,732)	6,506,380	(147,747)	16,969,010	(1,568,961)	15,503,461
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,332,045	4,949,117	4,525,276	3,912,893	4,986,438	4,274,256
Transfers between variable and fixed accounts, net	4,352,286	3,814,080	(334,400)	(732,678)	580,096	1,510,120
Policy maintenance charges	(3,033,738)	(2,712,613)	(3,285,617)	(3,073,294)	(4,052,567)	(3,934,134)
Policy benefits and terminations	(2,845,002)	(1,927,857)	(3,187,640)	(2,990,055)	(3,271,454)	(3,089,872)
Policy loans and loan repayments	(181,814)	38,330	(492,581)	(159,301)	(368,484)	(266,585)
Other	4,762	14,161	38,426	29,064	46,775	24,134
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,628,539	4,175,218	(2,736,536)	(3,013,371)	(2,079,196)	(1,482,081)
NET INCREASE (DECREASE) IN NET ASSETS	1,031,807	10,681,598	(2,884,283)	13,955,639	(3,648,157)	14,021,380
NET ASSETS
Beginning of Year	50,666,058	39,984,460	76,229,437	62,273,798	85,054,785	71,033,405
End of Year	$51,697,865	$50,666,058	$73,345,154	$76,229,437	$81,406,628	$85,054,785

	BlackRock Basic Value		BlackRock Global Allocation		BlackRock iShares
	V.I. Class III		V.I. Class III		Dynamic Allocation V.I. Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$299,724	$245,882	$546,330	$770,214	$8,893	$12,824
Realized gain (loss) on investments	2,285,707	(1,062,198)	3,173,826	602,800	47,036	6,815
Change in net unrealized appreciation (depreciation) on investments	(4,116,427)	2,389,687	(8,541,476)	6,337,194	(105,012)	56,488
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,530,996)	1,573,371	(4,821,320)	7,710,208	(49,083)	76,127
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	984,526	1,103,496	4,693,982	4,944,817	119,117	59,158
Transfers between variable and fixed accounts, net	(1,444,663)	(10,440,420)	2,158,304	(333,736)	259,851	376,617
Policy maintenance charges	(762,077)	(1,012,148)	(3,318,117)	(3,373,499)	(66,450)	(50,471)
Policy benefits and terminations	(438,917)	(792,389)	(3,139,666)	(3,618,534)	(102,361)	—
Policy loans and loan repayments	(66,686)	(100,008)	802,485	(443,102)	(3,085)	101
Other	15,234	9,498	45,622	39,367	1,341	133
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,712,583)	(11,231,971)	1,242,610	(2,784,687)	208,413	385,538
NET INCREASE (DECREASE) IN NET ASSETS	(3,243,579)	(9,658,600)	(3,578,710)	4,925,521	159,330	461,665
NET ASSETS
Beginning of Year	20,688,609	30,347,209	61,831,771	56,906,250	699,104	237,439
End of Year	$17,445,030	$20,688,609	$58,253,061	$61,831,771	$858,434	$699,104

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Dreyfus VIF		Fidelity VIP Contrafund		Fidelity VIP Freedom 2010
	Appreciation Service Shares		Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,014	$4,304	$257,855	$432,348	$19,913	$18,296
Realized gain (loss) on investments	68,062	35,469	7,530,332	5,631,665	51,738	34,780
Change in net unrealized appreciation (depreciation) on investments	(123,419)	68,046	(11,334,323)	4,802,233	(133,369)	106,208
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,343)	107,819	(3,546,136)	10,866,246	(61,718)	159,284
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	49,590	36,146	2,832,037	3,065,995	28,392	34,371
Transfers between variable and fixed accounts, net	128,986	(229,351)	(1,158,980)	(245,042)	76,160	512,629
Policy maintenance charges	(28,874)	(24,308)	(2,286,651)	(2,433,236)	(43,435)	(47,371)
Policy benefits and terminations	(16,212)	(425)	(2,962,709)	(3,552,468)	(118,264)	(34,452)
Policy loans and loan repayments	2,811	(9,895)	85,068	(379,455)	(10,870)	3,326
Other	276	164	23,500	23,625	1,286	493
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	136,577	(227,669)	(3,467,735)	(3,520,581)	(66,731)	468,996
NET INCREASE (DECREASE) IN NET ASSETS	87,234	(119,850)	(7,013,871)	7,345,665	(128,449)	628,280
NET ASSETS
Beginning of Year	473,114	592,964	59,085,350	51,739,685	1,446,306	818,026
End of Year	$560,348	$473,114	$52,071,479	$59,085,350	$1,317,857	$1,446,306

	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$31,184	$42,233	$96,070	$98,206	$118,530	$118,358
Realized gain (loss) on investments	200,550	208,416	511,753	524,021	380,785	651,667
Change in net unrealized appreciation (depreciation) on investments	(360,809)	219,001	(1,049,136)	576,657	(1,125,109)	856,368
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,075)	469,650	(441,313)	1,198,884	(625,794)	1,626,393
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	105,586	138,346	319,068	431,987	629,210	873,109
Transfers between variable and fixed accounts, net	(985,850)	804,737	(564,618)	(380,675)	(189,770)	(955,337)
Policy maintenance charges	(138,620)	(153,611)	(360,621)	(450,743)	(510,184)	(493,178)
Policy benefits and terminations	(156,749)	(234,636)	(194,071)	(487,523)	(221,682)	(270,250)
Policy loans and loan repayments	(18,529)	8	(113,388)	(8,196)	(84,453)	(31,811)
Other	2,012	2,149	7,749	7,348	7,193	5,034
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,192,150)	556,993	(905,881)	(887,802)	(369,686)	(872,433)
NET INCREASE (DECREASE) IN NET ASSETS	(1,321,225)	1,026,643	(1,347,194)	311,082	(995,480)	753,960
NET ASSETS
Beginning of Year	3,422,055	2,395,412	8,251,807	7,940,725	10,026,036	9,272,076
End of Year	$2,100,830	$3,422,055	$6,904,613	$8,251,807	$9,030,556	$10,026,036

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$121,456	$124,547	$79,088	$68,259	$67,988	$57,512
Realized gain (loss) on investments	750,529	1,046,144	254,681	244,251	203,786	180,474
Change in net unrealized appreciation (depreciation) on investments	(1,701,703)	883,216	(1,113,897)	817,693	(1,004,260)	671,617
Net Increase (Decrease) in Net Assets Resulting from Operations	(829,718)	2,053,907	(780,128)	1,130,203	(732,486)	909,603
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	782,122	829,041	1,429,819	1,204,447	1,230,932	1,164,845
Transfers between variable and fixed accounts, net	(136,307)	(227,554)	460,147	1,181,390	840,095	1,273,572
Policy maintenance charges	(581,898)	(554,822)	(523,842)	(423,611)	(605,306)	(478,775)
Policy benefits and terminations	(934,099)	(660,963)	(318,103)	(310,246)	(393,860)	(65,982)
Policy loans and loan repayments	(76,972)	(43,086)	(63,920)	71,934	(72,217)	(63,459)
Other	13,025	7,189	1,788	(3,828)	(585)	(88)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(934,129)	(650,195)	985,889	1,720,086	999,059	1,830,113
NET INCREASE (DECREASE) IN NET ASSETS	(1,763,847)	1,403,712	205,761	2,850,289	266,573	2,739,716
NET ASSETS
Beginning of Year	11,481,094	10,077,382	7,261,287	4,410,998	6,367,437	3,627,721
End of Year	$9,717,247	$11,481,094	$7,467,048	$7,261,287	$6,634,010	$6,367,437

	Fidelity VIP Freedom Income		Fidelity VIP Government		Fidelity VIP
	Portfolio Service Class 2		Money Market Service Class		Growth Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,000	$18,273	$2,398,529	$858,222	$4,708	$6,301
Realized gain (loss) on investments	22,560	28,185	—	—	1,873,458	801,531
Change in net unrealized appreciation (depreciation) on investments	(76,041)	70,451	—	—	(1,878,841)	1,725,358
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,481)	116,909	2,398,529	858,222	(675)	2,533,190
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	65,722	48,342	92,934,514	116,019,709	566,734	524,946
Transfers between variable and fixed accounts, net	13,123	(204,346)	(2,024,754)	(90,762,748)	(1,802,199)	2,682,154
Policy maintenance charges	(63,857)	(67,714)	(18,040,924)	(17,738,217)	(418,242)	(369,164)
Policy benefits and terminations	(19,021)	(57,138)	(26,531,437)	(16,086,147)	(591,566)	(395,727)
Policy loans and loan repayments	(12,647)	674	(5,867,943)	(8,092,626)	106,705	(252,314)
Other	914	942	336,321	227,506	5,393	3,217
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,766)	(279,240)	40,805,777	(16,432,523)	(2,133,175)	2,193,112
NET INCREASE (DECREASE) IN NET ASSETS	(48,247)	(162,331)	43,204,306	(15,574,301)	(2,133,850)	4,726,302
NET ASSETS
Beginning of Year	1,416,308	1,578,639	143,551,113	159,125,414	11,484,643	6,758,341
End of Year	$1,368,061	$1,416,308	$186,755,419	$143,551,113	$9,350,793	$11,484,643

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Fidelity VIP		Fidelity VIP Value		Templeton
	Mid Cap Service Class 2		Strategies Service Class 2		Foreign VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$141,547	$183,589	$39,226	$78,503	$621,298	$594,580
Realized gain (loss) on investments	4,697,382	2,258,495	61,499	1,557,373	(776,658)	(452,238)
Change in net unrealized appreciation (depreciation) on investments	(9,339,994)	4,562,239	(987,986)	(543,409)	(3,446,512)	3,264,275
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,501,065)	7,004,323	(887,261)	1,092,467	(3,601,872)	3,406,617
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,854,879	1,846,324	274,635	485,048	1,125,204	1,269,200
Transfers between variable and fixed accounts, net	(7,624,155)	(279,165)	(1,506,113)	(125,563)	(1,433,145)	3,557,687
Policy maintenance charges	(1,299,205)	(1,295,505)	(231,299)	(284,556)	(1,133,688)	(1,163,511)
Policy benefits and terminations	(1,434,125)	(1,876,614)	(219,599)	(178,188)	(1,233,002)	(476,426)
Policy loans and loan repayments	(100,809)	(109,787)	(10,747)	(60,554)	76,511	353
Other	35,202	25,804	5,181	4,096	11,021	8,258
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,568,213)	(1,688,943)	(1,687,942)	(159,717)	(2,587,099)	3,195,561
NET INCREASE (DECREASE) IN NET ASSETS	(13,069,278)	5,315,380	(2,575,203)	932,750	(6,188,971)	6,602,178
NET ASSETS
Beginning of Year	40,168,338	34,852,958	6,764,522	5,831,772	25,854,408	19,252,230
End of Year	$27,099,060	$40,168,338	$4,189,319	$6,764,522	$19,665,437	$25,854,408

	Templeton		Janus Henderson		Janus Henderson
	Global Bond VIP Class 2		Enterprise Service Shares		Overseas Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$24,516	$24,323	$262,219	$268,412
Realized gain (loss) on investments	(497,372)	(415,481)	1,407,993	1,298,941	(774,342)	(485,030)
Change in net unrealized appreciation (depreciation) on investments	1,166,652	1,001,028	(1,675,137)	2,594,399	(1,960,623)	4,368,730
Net Increase (Decrease) in Net Assets Resulting from Operations	669,280	585,547	(242,628)	3,917,663	(2,472,746)	4,152,112
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,441,884	2,070,400	1,135,394	817,838	1,035,685	1,015,231
Transfers between variable and fixed accounts, net	8,445,314	2,356,419	4,546,240	2,264,659	(13,131,911)	13,201,731
Policy maintenance charges	(1,447,808)	(1,419,943)	(701,682)	(598,194)	(665,549)	(685,177)
Policy benefits and terminations	(979,633)	(1,260,655)	(484,672)	(1,097,716)	(534,251)	(329,915)
Policy loans and loan repayments	(113,377)	(191,474)	(182,422)	(49,021)	(81,546)	782
Other	37,229	31,934	11,933	7,050	13,675	10,379
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,383,609	1,586,681	4,324,791	1,344,616	(13,363,897)	13,213,031
NET INCREASE (DECREASE) IN NET ASSETS	9,052,889	2,172,228	4,082,163	5,262,279	(15,836,643)	17,365,143
NET ASSETS
Beginning of Year	32,396,884	30,224,656	18,756,505	13,494,226	29,579,536	12,214,393
End of Year	$41,449,773	$32,396,884	$22,838,668	$18,756,505	$13,742,893	$29,579,536

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Lazard Retirement Global		Lazard Retirement International		Lazard Retirement
	Dynamic Multi-Asset Service Class		Equity Service Class (1)		US Equity Select Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,147	$—	$5,459		$10,959	$19,386
Realized gain (loss) on investments	125,388	79,376	19,082		179,047	19,676
Change in net unrealized appreciation (depreciation) on investments	(244,790)	145,789	(60,411)		(249,291)	172,209
Net Increase (Decrease) in Net Assets Resulting from Operations	(99,255)	225,165	(35,870)		(59,285)	211,271
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	179,765	119,748	3,647		249,192	96,345
Transfers between variable and fixed accounts, net	216,452	63,455	369,232		110,755	(123,646)
Policy maintenance charges	(84,440)	(74,180)	(2,044)		(118,637)	(93,755)
Policy benefits and terminations	(111,783)	(41,179)	—		(110,919)	(71,181)
Policy loans and loan repayments	(17,050)	22,502	—		(1,065)	(19,354)
Other	2,149	887	12		291	606
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	185,093	91,233	370,847		129,617	(210,985)
NET INCREASE (DECREASE) IN NET ASSETS	85,838	316,398	334,977		70,332	286
NET ASSETS
Beginning of Year or Period	1,366,503	1,050,105	—		1,278,301	1,278,015
End of Year or Period	$1,452,341	$1,366,503	$334,977		$1,348,633	$1,278,301

	ClearBridge Variable		ClearBridge Variable		Western Asset Variable
	Aggressive Growth - Class II		Mid Cap - Class II		Global High Yield Bond - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79,997	$58,997	$18,461	$25,571	$21,434	$36,343
Realized gain (loss) on investments	682,964	1,377,042	443,446	843,760	(2,660)	16,042
Change in net unrealized appreciation (depreciation) on investments	(2,433,878)	1,698,119	(1,771,177)	759,312	(35,798)	(7,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,670,917)	3,134,158	(1,309,270)	1,628,643	(17,024)	45,373
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,390,844	2,457,775	607,000	912,287	26,046	12,020
Transfers between variable and fixed accounts, net	(3,840,103)	(432,186)	(3,524,928)	(1,517,686)	(410,226)	451,610
Policy maintenance charges	(1,466,900)	(1,492,843)	(409,785)	(571,004)	(26,279)	(24,991)
Policy benefits and terminations	(518,028)	(373,356)	(214,330)	(453,717)	(5,952)	(24,261)
Policy loans and loan repayments	(87,967)	36,195	(4,003)	57,320	(659)	(256)
Other	14,043	8,117	6,131	4,467	223	166
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,508,111)	203,702	(3,539,915)	(1,568,333)	(416,847)	414,288
NET INCREASE (DECREASE) IN NET ASSETS	(5,179,028)	3,337,860	(4,849,185)	60,310	(433,871)	459,661
NET ASSETS
Beginning of Year	22,977,075	19,639,215	13,903,781	13,843,471	857,701	398,040
End of Year	$17,798,047	$22,977,075	$9,054,596	$13,903,781	$423,830	$857,701

(1) Operations commenced or resumed during 2018 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Lord Abbett		Lord Abbett		Lord Abbett
	Bond Debenture Class VC		Developing Growth Class VC		Fundamental Equity Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$600,761	$340,839	$—	$—	$91,570	$64,408
Realized gain (loss) on investments	292,031	212,010	4,591,877	(131,131)	822,345	396,241
Change in net unrealized appreciation (depreciation) on investments	(1,370,303)	41,267	(4,761,916)	2,923,340	(1,413,094)	267,409
Net Increase (Decrease) in Net Assets Resulting from Operations	(477,511)	594,116	(170,039)	2,792,209	(499,179)	728,058
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,159,421	832,222	931,831	566,717	346,493	373,934
Transfers between variable and fixed accounts, net	3,079,187	4,639,171	5,101,832	813,277	(286,281)	(252,126)
Policy maintenance charges	(643,886)	(456,263)	(642,587)	(437,187)	(325,180)	(333,973)
Policy benefits and terminations	(89,388)	(607,117)	(545,117)	(344,476)	(37,870)	(171,312)
Policy loans and loan repayments	(37,556)	77,109	50,941	4,312	(17,946)	(22,332)
Other	3,641	2,442	13,619	(1,081)	3,797	1,950
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,471,419	4,487,564	4,910,519	601,562	(316,987)	(403,859)
NET INCREASE (DECREASE) IN NET ASSETS	2,993,908	5,081,680	4,740,480	3,393,771	(816,166)	324,199
NET ASSETS
Beginning of Year	10,337,577	5,255,897	12,672,569	9,278,798	6,341,334	6,017,135
End of Year	$13,331,485	$10,337,577	$17,413,049	$12,672,569	$5,525,168	$6,341,334

	Lord Abbett
	Total Return Class VC		I		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,456,556	$1,086,206	$869,364	$1,179,313	$—	$—
Realized gain (loss) on investments	(277,817)	(112,106)	2,477,640	631,556	8,076,575	3,477,412
Change in net unrealized appreciation (depreciation) on investments	(1,630,394)	645,583	(16,574,924)	13,132,846	(10,330,491)	10,939,269
Net Increase (Decrease) in Net Assets Resulting from Operations	(451,655)	1,619,683	(13,227,920)	14,943,715	(2,253,916)	14,416,681
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,104,947	5,342,133	2,637,382	2,832,517	2,053,561	1,843,018
Transfers between variable and fixed accounts, net	(517,168)	2,435,598	(11,178,532)	(1,623,493)	(18,109)	(1,302,299)
Policy maintenance charges	(3,153,447)	(3,038,381)	(1,806,759)	(2,044,150)	(1,639,076)	(1,611,510)
Policy benefits and terminations	(939,722)	(1,534,289)	(1,196,919)	(2,029,756)	(898,803)	(1,422,400)
Policy loans and loan repayments	(4,087)	(70,489)	(305,594)	155,223	(339,819)	24,944
Other	25,724	21,212	61,768	39,135	29,099	14,640
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	516,247	3,155,784	(11,788,654)	(2,670,524)	(813,147)	(2,453,607)
NET INCREASE (DECREASE) IN NET ASSETS	64,592	4,775,467	(25,016,574)	12,273,191	(3,067,063)	11,963,074
NET ASSETS
Beginning of Year	45,593,441	40,817,974	76,045,912	63,772,721	50,175,826	38,212,752
End of Year	$45,658,033	$45,593,441	$51,029,338	$76,045,912	$47,108,763	$50,175,826

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
					MFS New Discovery Series -
	III		V		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$178,092	$—	$419,483	$425,439	$—	$—
Realized gain (loss) on investments	12,919,062	9,556,029	2,218,766	2,377,008	4,458,460	772,590
Change in net unrealized appreciation (depreciation) on investments	(21,110,389)	1,027,695	(6,245,397)	1,201,252	(6,022,051)	3,465,719
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,013,235)	10,583,724	(3,607,148)	4,003,699	(1,563,591)	4,238,309
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,295,027	2,293,200	1,241,179	1,323,131	1,851,670	1,334,311
Transfers between variable and fixed accounts, net	(5,180,685)	(3,084,584)	(905,033)	(1,458,883)	(11,187,946)	9,694,063
Policy maintenance charges	(1,918,441)	(1,937,413)	(967,776)	(1,039,516)	(1,300,351)	(905,880)
Policy benefits and terminations	(871,497)	(1,872,899)	(505,775)	(862,317)	(498,923)	(1,025,801)
Policy loans and loan repayments	(420,908)	250,007	(167,745)	81,877	(45,940)	(229,990)
Other	35,433	28,389	17,864	12,475	22,506	5,006
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,061,071)	(4,323,300)	(1,287,286)	(1,943,233)	(11,158,984)	8,871,709
NET INCREASE (DECREASE) IN NET ASSETS	(14,074,306)	6,260,424	(4,894,434)	2,060,466	(12,722,575)	13,110,018
NET ASSETS
Beginning of Year	64,501,201	58,240,777	30,370,493	28,310,027	26,556,475	13,446,457
End of Year	$50,426,895	$64,501,201	$25,476,059	$30,370,493	$13,833,900	$26,556,475

	MFS Utilities Series -		MFS Value Series -		Neuberger Berman
	Service Class		Service Class		Sustainable Equity Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$98,405	$493,175	$218,188	$231,012	$2,419	$2,029
Realized gain (loss) on investments	(360,040)	(469,115)	1,463,166	745,725	41,407	18,769
Change in net unrealized appreciation (depreciation) on investments	353,511	1,555,499	(3,448,216)	1,104,278	(83,317)	42,821
Net Increase (Decrease) in Net Assets Resulting from Operations	91,876	1,579,559	(1,766,862)	2,081,015	(39,491)	63,619
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	742,229	807,819	1,376,989	1,117,940	52,013	26,900
Transfers between variable and fixed accounts, net	(360,484)	(648,603)	534,586	4,878,703	168,880	65,753
Policy maintenance charges	(510,530)	(540,885)	(842,729)	(573,917)	(31,454)	(21,481)
Policy benefits and terminations	(438,548)	(554,943)	(1,025,921)	(749,898)	(9,333)	(777)
Policy loans and loan repayments	3,720	(131,231)	(48,198)	(14,567)	(1,209)	3,503
Other	9,932	7,752	(1,476)	6,278	174	194
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(553,681)	(1,060,091)	(6,749)	4,664,539	179,071	74,092
NET INCREASE (DECREASE) IN NET ASSETS	(461,805)	519,468	(1,773,611)	6,745,554	139,580	137,711
NET ASSETS
Beginning of Year	11,659,870	11,140,402	17,373,432	10,627,878	452,469	314,758
End of Year	$11,198,065	$11,659,870	$15,599,821	$17,373,432	$592,049	$452,469

See Notes to Financial Statements

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	Oppenheimer Global Fund/VA		Oppenheimer Main Street Small		PIMCO Global Multi-Asset
	Service Shares		Cap Fund VA Non-Service Shares (1)		Managed Allocation - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79,979	$57,328	$122		$102,353	$136,534
Realized gain (loss) on investments	1,093,137	(96,717)	2,650		492,352	(22,523)
Change in net unrealized appreciation (depreciation) on investments	(2,721,015)	2,407,224	(93,346)		(936,474)	701,749
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,547,899)	2,367,835	(90,574)		(341,769)	815,760
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	823,337	666,335	26,863		468,552	521,145
Transfers between variable and fixed accounts, net	1,294,423	1,341,114	544,272		(603,772)	344,761
Policy maintenance charges	(465,275)	(350,603)	(8,877)		(359,141)	(369,233)
Policy benefits and terminations	(184,992)	(282,247)	—		(125,195)	(125,772)
Policy loans and loan repayments	(71,368)	3,676	—		(16,519)	(22,306)
Other	6,093	4,953	179		3,885	2,038
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,402,218	1,383,228	562,437		(632,190)	350,633
NET INCREASE (DECREASE) IN NET ASSETS	(145,681)	3,751,063	471,863		(973,959)	1,166,393
NET ASSETS
Beginning of Year or Period	10,137,154	6,386,091	—		6,933,088	5,766,695
End of Year or Period	$9,991,473	$10,137,154	$471,863		$5,959,129	$6,933,088

	PIMCO Income -		Royce		State Street
	Administrative Class (1)		Micro-Cap Service Class		Total Return V.I.S. Class 3
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,300		$—	$11,044	$22,737	$27,300
Realized gain (loss) on investments	1,311		79,583	139,893	275,687	38,091
Change in net unrealized appreciation (depreciation) on investments	(3,015)		(314,735)	(60,709)	(368,878)	140,837
Net Increase (Decrease) in Net Assets Resulting from Operations	1,596		(235,152)	90,228	(70,454)	206,228
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,161		215,884	180,191	139,082	134,626
Transfers between variable and fixed accounts, net	293,148		213,936	(174,655)	(307,023)	(75,156)
Policy maintenance charges	(3,996)		(128,888)	(119,665)	(101,462)	(112,240)
Policy benefits and terminations	—		(39,607)	(25,812)	(190,894)	(19,477)
Policy loans and loan repayments	—		(22,000)	(27,121)	(2,183)	(8,522)
Other	86		1,217	987	1,364	552
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	298,399		240,542	(166,075)	(461,116)	(80,217)
NET INCREASE (DECREASE) IN NET ASSETS	299,995		5,390	(75,847)	(531,570)	126,011
NET ASSETS
Beginning of Year or Period	—		2,081,751	2,157,598	1,613,967	1,487,956
End of Year or Period	$299,995		$2,087,141	$2,081,751	$1,082,397	$1,613,967

(1) Operations commenced or resumed during 2018 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
	T. Rowe Price		T. Rowe Price		VanEck VIP
	Blue Chip Growth - II		Equity Income - II		Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$1,228,252	$983,137	$—	$—
Realized gain (loss) on investments	8,636,835	4,221,739	7,204,511	7,980,479	(3,006,140)	(2,392,828)
Change in net unrealized appreciation (depreciation) on investments	(7,182,826)	22,862,432	(15,085,529)	513,522	(5,582,082)	1,387,277
Net Increase (Decrease) in Net Assets Resulting from Operations	1,454,009	27,084,171	(6,652,766)	9,477,138	(8,588,222)	(1,005,551)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,630,721	5,830,981	4,415,614	4,399,849	1,498,141	1,956,853
Transfers between variable and fixed accounts, net	6,917,807	3,792,911	95,550	(1,090,330)	(2,879,562)	(1,584,688)
Policy maintenance charges	(4,694,568)	(3,989,798)	(2,832,535)	(2,777,846)	(1,171,479)	(1,474,710)
Policy benefits and terminations	(2,326,169)	(2,814,336)	(1,370,806)	(1,616,930)	(1,219,956)	(1,771,632)
Policy loans and loan repayments	(240,029)	(51,430)	(214,198)	(344,025)	23,008	(231,445)
Other	53,144	20,797	43,766	21,238	22,703	16,554
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,340,906	2,789,125	137,391	(1,408,044)	(3,727,145)	(3,089,068)
NET INCREASE (DECREASE) IN NET ASSETS	7,794,915	29,873,296	(6,515,375)	8,069,094	(12,315,367)	(4,094,619)
NET ASSETS
Beginning of Year	104,857,855	74,984,559	68,562,373	60,493,279	33,362,689	37,457,308
End of Year	$112,652,770	$104,857,855	$62,046,998	$68,562,373	$21,047,322	$33,362,689

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Core Income
2018	$10.53	167,311	$1,761,577	0.00%	0.00%	(1.94)%
2017	10.74	145,779	1,565,280	0.00%	0.00%	5.00%
2016	10.23	94,173	962,966	0.00%	0.00%	5.24%
05/05/2015 - 12/31/2015	9.72	34,481	335,041	0.00%	0.00%	(2.68)%
Diversified Bond
2018	$16.57	4,715,224	$78,141,430	0.00%	0.00%	(1.36)%
2017	16.80	4,041,066	67,890,781	0.00%	0.00%	6.88%
2016	15.72	3,809,611	59,882,580	0.00%	0.00%	5.04%
2015	14.96	3,982,935	59,602,017	0.00%	0.00%	1.05%
2014	14.81	2,880,608	42,657,892	0.00%	0.00%	7.69%
Floating Rate Income
2018	$11.64	887,439	$10,330,388	0.00%	0.00%	(0.03)%
2017	11.64	327,340	3,811,432	0.00%	0.00%	3.76%
2016	11.22	436,109	4,893,812	0.00%	0.00%	8.38%
2015	10.35	291,820	3,021,433	0.00%	0.00%	0.86%
2014	10.27	236,154	2,424,132	0.00%	0.00%	0.41%
Floating Rate Loan
2018	$12.21	1,848,674	$22,570,633	0.00%	0.00%	0.15%
2017	12.19	1,421,081	17,324,778	0.00%	0.00%	3.93%
2016	11.73	1,371,318	16,086,437	0.00%	0.00%	9.65%
2015	10.70	1,221,751	13,070,964	0.00%	0.00%	(1.01)%
2014	10.81	1,393,249	15,058,356	0.00%	0.00%	0.84%
High Yield Bond
2018	$73.22	897,767	$65,738,787	0.00%	0.00%	(3.27)%
2017	75.70	1,170,958	88,641,781	0.00%	0.00%	7.75%
2016	70.26	1,228,601	86,316,214	0.00%	0.00%	15.37%
2015	60.90	1,229,387	74,867,908	0.00%	0.00%	(4.64)%
2014	63.86	1,388,604	88,676,845	0.00%	0.00%	0.37%
Inflation Managed
2018	$59.60	1,148,124	$68,429,647	0.00%	0.00%	(2.15)%
2017	60.91	1,282,494	78,120,827	0.00%	0.00%	3.68%
2016	58.75	1,359,183	79,852,294	0.00%	0.00%	5.12%
2015	55.89	1,549,397	86,594,475	0.00%	0.00%	(3.06)%
2014	57.65	1,664,599	95,968,434	0.00%	0.00%	3.11%
Inflation Strategy
2018	$10.58	154,745	$1,636,982	0.00%	0.00%	(1.54)%
2017	10.74	175,180	1,882,121	0.00%	0.00%	3.15%
2016	10.42	179,375	1,868,431	0.00%	0.00%	1.86%
2015	10.23	172,565	1,764,671	0.00%	0.00%	(3.21)%
2014	10.57	128,533	1,357,952	0.00%	0.00%	2.33%
Managed Bond
2018	$69.33	3,551,282	$246,210,774	0.00%	0.00%	(0.60)%
2017	69.75	3,780,655	263,703,471	0.00%	0.00%	4.72%
2016	66.61	3,769,236	251,060,504	0.00%	0.00%	2.87%
2015	64.75	3,983,159	257,900,063	0.00%	0.00%	0.56%
2014	64.39	4,337,906	279,297,740	0.00%	0.00%	4.43%
Short Duration Bond
2018	$13.25	6,044,529	$80,079,874	0.00%	0.00%	1.14%
2017	13.10	5,442,202	71,288,686	0.00%	0.00%	1.26%
2016	12.94	5,102,810	66,014,329	0.00%	0.00%	1.69%
2015	12.72	5,175,943	65,848,006	0.00%	0.00%	0.31%
2014	12.68	5,302,346	67,244,702	0.00%	0.00%	0.67%
Emerging Markets Debt
2018	$11.90	790,914	$9,413,392	0.00%	0.00%	(5.45)%
2017	12.59	569,579	7,170,039	0.00%	0.00%	13.09%
2016	11.13	405,209	4,510,324	0.00%	0.00%	17.02%
2015	9.51	331,740	3,155,483	0.00%	0.00%	(4.42)%
2014	9.95	370,370	3,685,923	0.00%	0.00%	(3.83)%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Comstock
2018	$22.85	2,311,206	$52,802,349	0.00%	0.00%	(12.37)%
2017	26.07	2,386,466	62,218,676	0.00%	0.00%	17.76%
2016	22.14	2,437,685	53,967,659	0.00%	0.00%	17.50%
2015	18.84	2,641,820	49,777,023	0.00%	0.00%	(6.05)%
2014	20.05	2,726,701	54,683,932	0.00%	0.00%	9.16%
Developing Growth
2018	$27.73	744,024	$20,633,830	0.00%	0.00%	5.55%
2017	26.27	830,450	21,819,053	0.00%	0.00%	30.21%
2016	20.18	925,932	18,682,832	0.00%	0.00%	(2.46)%
2015	20.69	1,043,414	21,584,184	0.00%	0.00%	(8.35)%
2014	22.57	1,253,537	28,293,919	0.00%	0.00%	0.37%
Dividend Growth
2018	$30.44	2,294,181	$69,839,212	0.00%	0.00%	(1.28)%
2017	30.84	2,445,375	75,409,686	0.00%	0.00%	19.07%
2016	25.90	2,681,618	69,451,084	0.00%	0.00%	11.46%
2015	23.24	2,576,943	59,877,324	0.00%	0.00%	2.09%
2014	22.76	2,488,413	56,635,395	0.00%	0.00%	12.10%
Equity Index
2018	$119.10	5,493,537	$654,285,469	0.00%	0.00%	(4.73)%
2017	125.01	5,817,356	727,248,009	0.00%	0.00%	21.48%
2016	102.91	6,182,763	636,257,869	0.00%	0.00%	11.61%
2015	92.20	6,492,170	598,605,189	0.00%	0.00%	1.14%
2014	91.16	6,487,525	591,431,559	0.00%	0.00%	13.38%
Focused Growth
2018	$34.07	926,960	$31,582,460	0.00%	0.00%	4.99%
2017	32.45	977,431	31,719,886	0.00%	0.00%	29.50%
2016	25.06	1,059,599	26,553,316	0.00%	0.00%	2.35%
2015	24.49	1,219,366	29,856,619	0.00%	0.00%	10.09%
2014	22.24	1,186,635	26,391,357	0.00%	0.00%	10.08%
Growth
2018	$108.94	2,023,457	$220,426,360	0.00%	0.00%	2.40%
2017	106.38	2,154,781	229,223,019	0.00%	0.00%	31.64%
2016	80.81	2,234,417	180,560,991	0.00%	0.00%	2.21%
2015	79.06	2,413,775	190,832,118	0.00%	0.00%	7.46%
2014	73.57	2,625,680	193,169,752	0.00%	0.00%	8.88%
Large-Cap Growth
2018	$18.70	2,996,469	$56,042,038	0.00%	0.00%	1.89%
2017	18.36	3,136,938	57,581,160	0.00%	0.00%	33.69%
2016	13.73	3,304,117	45,366,024	0.00%	0.00%	0.51%
2015	13.66	3,623,966	49,506,994	0.00%	0.00%	6.09%
2014	12.88	3,587,219	46,192,496	0.00%	0.00%	8.43%
Large-Cap Value
2018	$30.91	3,429,714	$106,003,437	0.00%	0.00%	(9.35)%
2017	34.09	3,596,260	122,613,899	0.00%	0.00%	13.95%
2016	29.92	3,842,569	114,975,872	0.00%	0.00%	12.87%
2015	26.51	4,134,769	109,614,833	0.00%	0.00%	(2.99)%
2014	27.33	4,512,853	123,319,633	0.00%	0.00%	11.50%
Main Street Core
2018	$108.80	1,691,823	$184,071,123	0.00%	0.00%	(7.74)%
2017	117.93	1,732,345	204,297,398	0.00%	0.00%	17.08%
2016	100.72	1,873,203	188,677,590	0.00%	0.00%	11.83%
2015	90.07	2,018,936	181,851,819	0.00%	0.00%	3.35%
2014	87.15	2,156,015	187,895,388	0.00%	0.00%	10.82%
Mid-Cap Equity
2018	$50.69	2,197,861	$111,402,477	0.00%	0.00%	(9.72)%
2017	56.14	2,128,043	119,470,666	0.00%	0.00%	24.27%
2016	45.18	2,489,213	112,453,137	0.00%	0.00%	18.42%
2015	38.15	2,499,895	95,365,248	0.00%	0.00%	1.57%
2014	37.56	2,713,308	101,910,560	0.00%	0.00%	4.23%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Mid-Cap Growth
2018	$21.09	2,911,169	$61,402,963	0.00%	0.00%	0.16%
2017	21.06	2,965,957	62,456,500	0.00%	0.00%	27.49%
2016	16.52	2,532,603	41,831,269	0.00%	0.00%	6.27%
2015	15.54	2,796,056	43,457,009	0.00%	0.00%	(5.73)%
2014	16.49	2,994,687	49,372,310	0.00%	0.00%	8.49%
Mid-Cap Value
2018	$30.74	350,206	$10,764,614	0.00%	0.00%	(14.79)%
2017	36.07	366,995	13,239,114	0.00%	0.00%	15.46%
2016	31.24	353,984	11,059,546	0.00%	0.00%	15.29%
2015	27.10	352,002	9,539,356	0.00%	0.00%	(0.37)%
2014	27.20	468,370	12,740,459	0.00%	0.00%	6.49%
Small-Cap Equity
2018	$29.48	686,654	$20,244,694	0.00%	0.00%	(12.91)%
2017	33.85	1,060,075	35,887,262	0.00%	0.00%	8.72%
2016	31.14	1,025,626	31,936,021	0.00%	0.00%	30.42%
2015	23.87	714,514	17,058,970	0.00%	0.00%	(7.88)%
2014	25.92	727,170	18,846,564	0.00%	0.00%	1.71%
Small-Cap Index
2018	$36.80	5,266,384	$193,805,595	0.00%	0.00%	(11.55)%
2017	41.61	5,727,336	238,299,750	0.00%	0.00%	14.06%
2016	36.48	6,314,424	230,333,639	0.00%	0.00%	20.66%
2015	30.23	6,366,800	192,471,804	0.00%	0.00%	(4.93)%
2014	31.80	6,797,480	216,137,912	0.00%	0.00%	4.39%
Small-Cap Value
2018	$45.49	1,270,225	$57,779,540	0.00%	0.00%	(16.29)%
2017	54.34	1,357,500	73,765,509	0.00%	0.00%	8.65%
2016	50.01	1,457,669	72,900,676	0.00%	0.00%	29.60%
2015	38.59	1,525,317	58,862,326	0.00%	0.00%	(4.34)%
2014	40.34	1,649,099	66,523,149	0.00%	0.00%	5.64%
Value Advantage
2018	$15.39	173,629	$2,671,883	0.00%	0.00%	(9.06)%
2017	16.92	151,366	2,561,460	0.00%	0.00%	14.32%
2016	14.80	122,603	1,814,836	0.00%	0.00%	16.49%
2015	12.71	237,150	3,013,632	0.00%	0.00%	(4.69)%
2014	13.33	452,061	6,027,381	0.00%	0.00%	14.14%
Emerging Markets
2018	$44.96	3,149,480	$141,595,065	0.00%	0.00%	(11.99)%
2017	51.09	3,152,903	161,066,784	0.00%	0.00%	34.52%
2016	37.98	3,114,990	118,299,020	0.00%	0.00%	6.46%
2015	35.67	2,898,732	103,402,996	0.00%	0.00%	(14.04)%
2014	41.50	3,087,426	128,129,379	0.00%	0.00%	(4.99)%
International Large-Cap
2018	$16.89	10,003,272	$169,005,070	0.00%	0.00%	(11.81)%
2017	19.16	9,627,555	184,441,166	0.00%	0.00%	27.51%
2016	15.02	10,092,996	151,642,419	0.00%	0.00%	(0.08)%
2015	15.04	9,068,039	136,347,095	0.00%	0.00%	(0.44)%
2014	15.10	9,048,553	136,650,780	0.00%	0.00%	(5.02)%
International Small-Cap
2018	$13.56	2,635,660	$35,744,980	0.00%	0.00%	(22.16)%
2017	17.42	2,008,375	34,990,143	0.00%	0.00%	31.92%
2016	13.21	1,945,640	25,696,122	0.00%	0.00%	3.42%
2015	12.77	1,789,652	22,853,766	0.00%	0.00%	6.43%
2014	12.00	1,198,862	14,384,980	0.00%	0.00%	(2.42)%
International Value
2018	$27.62	4,221,200	$116,570,440	0.00%	0.00%	(14.96)%
2017	32.47	4,286,343	139,187,583	0.00%	0.00%	21.57%
2016	26.71	4,406,131	117,689,663	0.00%	0.00%	2.98%
2015	25.94	4,867,175	126,247,511	0.00%	0.00%	(2.63)%
2014	26.64	4,880,181	130,010,515	0.00%	0.00%	(10.54)%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Health Sciences
2018	$65.07	1,073,264	$69,841,595	0.00%	0.00%	7.90%
2017	60.31	1,110,267	66,961,088	0.00%	0.00%	23.97%
2016	48.65	1,178,226	57,321,326	0.00%	0.00%	(5.97)%
2015	51.74	1,342,279	69,450,189	0.00%	0.00%	9.59%
2014	47.21	1,358,410	64,134,607	0.00%	0.00%	24.53%
Real Estate
2018	$64.44	1,144,760	$73,765,158	0.00%	0.00%	(7.45)%
2017	69.62	1,260,249	87,743,068	0.00%	0.00%	3.24%
2016	67.44	1,347,361	90,868,036	0.00%	0.00%	6.59%
2015	63.27	1,405,768	88,945,313	0.00%	0.00%	1.52%
2014	62.32	1,689,388	105,289,356	0.00%	0.00%	30.59%
Technology
2018	$12.69	1,889,298	$23,978,116	0.00%	0.00%	1.79%
2017	12.47	1,831,834	22,840,201	0.00%	0.00%	38.78%
2016	8.98	1,617,797	14,534,614	0.00%	0.00%	(6.61)%
2015	9.62	1,789,241	17,212,727	0.00%	0.00%	(3.04)%
2014	9.92	1,633,147	16,204,220	0.00%	0.00%	9.85%
Currency Strategies
2018	$11.28	104,184	$1,175,418	0.00%	0.00%	5.87%
2017	10.66	73,461	782,859	0.00%	0.00%	(3.59)%
2016	11.05	75,605	835,708	0.00%	0.00%	4.88%
2015	10.54	47,174	497,180	0.00%	0.00%	1.43%
2014	10.39	48,289	501,764	0.00%	0.00%	3.53%
Diversified Alternatives
2018	$10.44	29,525	$308,174	0.00%	0.00%	(6.60)%
2017	11.17	13,280	148,396	0.00%	0.00%	7.72%
08/11/2016 - 12/31/2016	10.37	2,618	27,157	0.00%	0.00%	0.14%
Equity Long/Short
2018	$12.53	214,352	$2,685,995	0.00%	0.00%	(17.19)%
2017	15.13	794,888	12,028,929	0.00%	0.00%	17.18%
2016	12.91	446,854	5,770,657	0.00%	0.00%	11.28%
05/14/2015 - 12/31/2015	11.60	453,903	5,267,505	0.00%	0.00%	13.56%
Global Absolute Return
2018	$10.58	300,670	$3,182,194	0.00%	0.00%	(9.27)%
2017	11.66	470,174	5,484,488	0.00%	0.00%	6.36%
2016	10.97	284,979	3,125,515	0.00%	0.00%	4.65%
2015	10.48	299,988	3,144,057	0.00%	0.00%	2.69%
2014	10.21	139,666	1,425,507	0.00%	0.00%	6.03%
Pacific Dynamix - Conservative Growth
2018	$18.29	501,015	$9,164,288	0.00%	0.00%	(3.84)%
2017	19.02	506,025	9,626,032	0.00%	0.00%	9.94%
2016	17.30	452,970	7,837,689	0.00%	0.00%	6.84%
2015	16.20	325,544	5,272,397	0.00%	0.00%	(1.10)%
2014	16.38	295,990	4,846,921	0.00%	0.00%	5.50%
Pacific Dynamix - Moderate Growth
2018	$20.86	2,301,791	$48,018,412	0.00%	0.00%	(5.53)%
2017	22.08	1,948,157	43,018,698	0.00%	0.00%	13.79%
2016	19.41	1,639,383	31,814,172	0.00%	0.00%	8.45%
2015	17.89	1,355,447	24,254,637	0.00%	0.00%	(1.85)%
2014	18.23	1,197,960	21,840,822	0.00%	0.00%	5.53%
Pacific Dynamix - Growth
2018	$23.61	2,659,611	$62,780,646	0.00%	0.00%	(7.28)%
2017	25.46	2,256,763	57,454,483	0.00%	0.00%	17.52%
2016	21.66	1,751,499	37,943,794	0.00%	0.00%	10.17%
2015	19.66	1,407,429	27,674,934	0.00%	0.00%	(2.45)%
2014	20.16	1,178,850	23,761,522	0.00%	0.00%	5.43%
Portfolio Optimization Conservative
2018	$12.81	975,302	$12,491,565	0.00%	0.00%	(3.38)%
2017	13.26	1,133,653	15,027,544	0.00%	0.00%	7.37%
2016	12.35	1,490,915	18,406,124	0.00%	0.00%	5.83%
2015	11.67	1,409,870	16,446,863	0.00%	0.00%	(0.03)%
2014	11.67	1,641,675	19,157,254	0.00%	0.00%	3.39%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Moderate-Conservative
2018	$13.61	3,525,034	$47,966,985	0.00%	0.00%	(4.99)%
2017	14.32	3,757,613	53,816,270	0.00%	0.00%	10.79%
2016	12.93	3,690,176	47,703,278	0.00%	0.00%	6.78%
2015	12.11	3,984,749	48,238,560	0.00%	0.00%	(0.41)%
2014	12.16	4,020,807	48,874,236	0.00%	0.00%	4.03%
Portfolio Optimization Moderate
2018	$14.27	15,440,564	$220,291,870	0.00%	0.00%	(6.55)%
2017	15.27	16,249,004	248,075,658	0.00%	0.00%	13.22%
2016	13.48	17,075,664	230,261,473	0.00%	0.00%	8.08%
2015	12.48	17,370,619	216,719,712	0.00%	0.00%	(0.36)%
2014	12.52	18,768,979	235,015,262	0.00%	0.00%	4.62%
Portfolio Optimization Growth
2018	$14.91	20,444,339	$304,762,868	0.00%	0.00%	(8.19)%
2017	16.24	21,030,059	341,465,441	0.00%	0.00%	16.38%
2016	13.95	22,041,635	307,509,751	0.00%	0.00%	8.81%
2015	12.82	23,509,394	301,429,810	0.00%	0.00%	(0.33)%
2014	12.86	24,137,404	310,508,205	0.00%	0.00%	5.08%
Portfolio Optimization Aggressive-Growth
2018	$15.12	9,260,158	$140,002,827	0.00%	0.00%	(9.39)%
2017	16.69	9,461,777	157,880,353	0.00%	0.00%	18.60%
2016	14.07	9,696,591	136,429,182	0.00%	0.00%	9.33%
2015	12.87	9,924,465	127,721,290	0.00%	0.00%	(0.91)%
2014	12.99	9,981,078	129,631,644	0.00%	0.00%	5.29%
PSF DFA Balanced Allocation
2018	$11.17	307,824	$3,438,647	0.00%	0.00%	(6.19)%
2017	11.91	144,930	1,725,808	0.00%	0.00%	12.98%
06/22/2016 - 12/31/2016	10.54	27,680	291,744	0.00%	0.00%	4.99%
Invesco V.I. International Growth Series II
2018	$12.52	2,121,954	$26,575,849	1.82%	0.00%	(15.20)%
2017	14.77	2,158,059	31,874,360	1.30%	0.00%	22.73%
2016	12.03	1,921,923	23,130,212	1.28%	0.00%	(0.70)%
2015	12.12	1,459,843	17,692,341	1.45%	0.00%	(2.62)%
2014	12.44	731,376	9,101,827	1.55%	0.00%	0.09%
American Century VP Mid Cap Value Class II
2018	$18.80	1,500,051	$28,194,817	1.34%	0.00%	(12.96)%
2017	21.59	1,176,754	25,411,956	1.34%	0.00%	11.47%
2016	19.37	1,568,699	30,391,093	1.72%	0.00%	22.72%
2015	15.79	645,029	10,183,156	1.50%	0.00%	(1.58)%
2014	16.04	624,670	10,019,982	1.04%	0.00%	16.24%
American Funds IS Asset Allocation Class 4
2018	$26.82	1,927,708	$51,697,865	1.50%	0.00%	(4.83)%
2017	28.18	1,797,931	50,666,058	1.42%	0.00%	15.91%
2016	24.31	1,644,596	39,984,460	1.57%	0.00%	9.16%
10/30/2015 - 12/31/2015	22.27	1,284,667	28,611,778	8.97%	0.00%	(1.53)%
American Funds IS Growth Class 4
2018	$31.47	2,330,860	$73,345,154	0.25%	0.00%	(0.50)%
2017	31.63	2,410,313	76,229,437	0.44%	0.00%	27.98%
2016	24.71	2,520,060	62,273,798	0.58%	0.00%	9.22%
10/30/2015 - 12/31/2015	22.63	2,624,363	59,378,434	4.10%	0.00%	(0.61)%
American Funds IS Growth-Income Class 4
2018	$26.82	3,035,465	$81,406,628	1.24%	0.00%	(2.06)%
2017	27.38	3,106,257	85,054,785	1.31%	0.00%	22.08%
2016	22.43	3,166,860	71,033,405	1.31%	0.00%	11.26%
10/30/2015 - 12/31/2015	20.16	3,216,948	64,856,884	7.56%	0.00%	(1.77)%
BlackRock Basic Value V.I. Class III
2018	$21.48	812,181	$17,445,030	1.53%	0.00%	(8.11)%
2017	23.38	885,032	20,688,609	0.97%	0.00%	8.01%
2016	21.64	1,402,239	30,347,209	1.64%	0.00%	17.72%
2015	18.38	1,128,066	20,738,473	1.25%	0.00%	(6.15)%
2014	19.59	1,156,612	22,656,053	1.26%	0.00%	9.63%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
BlackRock Global Allocation V.I. Class III
2018	$21.13	2,756,653	$58,253,061	0.87%	0.00%	(7.58)%
2017	22.86	2,704,263	61,831,771	1.27%	0.00%	13.71%
2016	20.11	2,830,002	56,906,250	1.23%	0.00%	3.80%
2015	19.37	2,967,748	57,488,722	1.04%	0.00%	(1.00)%
2014	19.57	3,051,858	59,715,627	2.33%	0.00%	1.93%
BlackRock iShares Dynamic Allocation V.I. Class I
2018	$10.81	79,395	$858,434	1.10%	0.00%	(4.94)%
2017	11.37	61,462	699,104	2.33%	0.00%	15.11%
2016	9.88	24,029	237,439	2.93%	0.00%	6.49%
06/24/2015 - 12/31/2015	9.28	8,208	76,165	4.66%	0.00%	(6.31)%
Dreyfus VIF Appreciation Service Shares
2018	$14.73	38,044	$560,348	1.04%	0.00%	(7.10)%
2017	15.86	29,840	473,114	0.99%	0.00%	27.01%
2016	12.48	47,500	592,964	1.40%	0.00%	7.63%
2015	11.60	28,744	333,384	1.44%	0.00%	(2.71)%
2014	11.92	26,021	310,213	1.71%	0.00%	7.83%
Fidelity VIP Contrafund Service Class 2
2018	$27.65	1,883,320	$52,071,479	0.44%	0.00%	(6.64)%
2017	29.62	1,995,114	59,085,350	0.77%	0.00%	21.59%
2016	24.36	2,124,204	51,739,685	0.61%	0.00%	7.73%
2015	22.61	2,375,038	53,698,385	0.78%	0.00%	0.42%
2014	22.52	2,608,821	58,739,971	0.74%	0.00%	11.65%
Fidelity VIP Freedom 2010 Portfolio Service Class 2
2018	$15.33	85,992	$1,317,857	1.44%	0.00%	(4.26)%
2017	16.01	90,352	1,446,306	1.36%	0.00%	12.80%
2016	14.19	57,642	818,026	0.93%	0.00%	5.23%
2015	13.49	130,571	1,760,903	2.18%	0.00%	(0.53)%
2014	13.56	69,725	945,335	1.44%	0.00%	4.21%
Fidelity VIP Freedom 2015 Portfolio Service Class 2
2018	$15.35	136,873	$2,100,830	1.22%	0.00%	(5.28)%
2017	16.20	211,178	3,422,055	1.22%	0.00%	14.80%
2016	14.12	169,699	2,395,412	1.40%	0.00%	5.58%
2015	13.37	148,567	1,986,342	1.57%	0.00%	(0.51)%
2014	13.44	162,254	2,180,372	1.04%	0.00%	4.45%
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2018	$15.07	458,084	$6,904,613	1.20%	0.00%	(6.08)%
2017	16.05	514,191	8,251,807	1.23%	0.00%	16.26%
2016	13.80	575,261	7,940,725	1.34%	0.00%	5.80%
2015	13.05	583,650	7,614,678	1.49%	0.00%	(0.46)%
2014	13.11	662,948	8,689,115	1.46%	0.00%	4.60%
Fidelity VIP Freedom 2025 Portfolio Service Class 2
2018	$15.69	575,427	$9,030,556	1.27%	0.00%	(6.78)%
2017	16.83	595,571	10,026,036	1.16%	0.00%	17.57%
2016	14.32	647,539	9,272,076	1.34%	0.00%	5.98%
2015	13.51	645,860	8,725,897	1.69%	0.00%	(0.50)%
2014	13.58	580,865	7,887,581	1.58%	0.00%	4.85%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2018	$15.33	633,972	$9,717,247	1.06%	0.00%	(8.05)%
2017	16.67	688,721	11,481,094	1.13%	0.00%	20.69%
2016	13.81	729,608	10,077,382	1.28%	0.00%	6.37%
2015	12.98	689,894	8,957,895	1.48%	0.00%	(0.53)%
2014	13.05	678,916	8,862,251	1.39%	0.00%	4.74%
Fidelity VIP Freedom 2035 Portfolio Service Class 2
2018	$16.04	465,513	$7,467,048	1.02%	0.00%	(9.50)%
2017	17.72	409,702	7,261,287	1.22%	0.00%	23.07%
2016	14.40	306,309	4,410,998	1.26%	0.00%	6.52%
2015	13.52	241,330	3,262,497	1.52%	0.00%	(0.51)%
2014	13.59	192,608	2,617,196	1.62%	0.00%	4.65%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Freedom 2045 Portfolio Service Class 2
2018	$16.13	411,180	$6,634,010	1.00%	0.00%	(10.13)%
2017	17.95	354,672	6,367,437	1.30%	0.00%	23.30%
2016	14.56	249,154	3,627,721	1.30%	0.00%	6.56%
2015	13.66	186,129	2,543,281	1.98%	0.00%	(0.53)%
2014	13.74	98,346	1,350,948	1.82%	0.00%	4.68%
Fidelity VIP Freedom Income Portfolio Service Class 2
2018	$14.17	96,545	$1,368,061	1.48%	0.00%	(2.27)%
2017	14.50	97,677	1,416,308	1.26%	0.00%	8.36%
2016	13.38	117,971	1,578,639	1.21%	0.00%	4.17%
2015	12.85	127,155	1,633,396	1.48%	0.00%	(0.57)%
2014	12.92	113,219	1,462,713	1.38%	0.00%	3.54%
Fidelity VIP Government Money Market Service Class
2018	$10.23	18,262,361	$186,755,419	1.55%	0.00%	1.55%
2017	10.07	14,255,248	143,551,113	0.57%	0.00%	0.57%
2016	10.01	15,892,701	159,125,414	0.10%	0.00%	0.10%
2015	10.00	21,920,422	219,247,668	0.01%	0.00%	0.01%
02/03/2014 - 12/31/2014	10.00	17,021,081	170,226,823	0.01%	0.00%	0.01%
Fidelity VIP Growth Service Class 2
2018	$29.93	312,428	$9,350,793	0.04%	0.00%	(0.43)%
2017	30.06	382,067	11,484,643	0.07%	0.00%	34.81%
2016	22.30	303,110	6,758,341	0.00%	0.00%	0.55%
2015	22.17	332,587	7,375,033	0.03%	0.00%	6.90%
2014	20.74	415,565	8,619,895	0.00%	0.00%	11.01%
Fidelity VIP Mid Cap Service Class 2
2018	$27.16	997,903	$27,099,060	0.40%	0.00%	(14.77)%
2017	31.86	1,260,670	40,168,338	0.49%	0.00%	20.54%
2016	26.43	1,318,480	34,852,958	0.31%	0.00%	11.92%
2015	23.62	1,513,887	35,755,277	0.25%	0.00%	(1.63)%
2014	24.01	1,620,708	38,911,844	0.02%	0.00%	6.03%
Fidelity VIP Value Strategies Service Class 2
2018	$20.77	201,665	$4,189,319	0.72%	0.00%	(17.50)%
2017	25.18	268,653	6,764,522	1.26%	0.00%	19.08%
2016	21.14	275,810	5,831,772	0.90%	0.00%	9.27%
2015	19.35	304,470	5,891,516	0.87%	0.00%	(3.19)%
2014	19.99	302,551	6,047,282	0.84%	0.00%	6.51%
Templeton Foreign VIP Class 2
2018	$11.86	1,657,982	$19,665,437	2.68%	0.00%	(15.44)%
2017	14.03	1,843,186	25,854,408	2.62%	0.00%	16.69%
2016	12.02	1,601,613	19,252,230	1.93%	0.00%	7.18%
2015	11.22	1,447,786	16,238,048	3.11%	0.00%	(6.49)%
2014	11.99	1,273,231	15,271,674	2.00%	0.00%	(11.13)%
Templeton Global Bond VIP Class 2
2018	$12.69	3,267,408	$41,449,773	0.00%	0.00%	1.94%
2017	12.44	2,603,285	32,396,884	0.00%	0.00%	1.93%
2016	12.21	2,475,500	30,224,656	0.00%	0.00%	2.94%
2015	11.86	3,133,530	37,166,857	7.70%	0.00%	(4.30)%
2014	12.39	3,383,661	41,938,819	4.98%	0.00%	1.83%
Janus Henderson Enterprise Service Shares
2018	$28.23	808,957	$22,838,668	0.11%	0.00%	(0.66)%
2017	28.42	659,947	18,756,505	0.15%	0.00%	27.09%
2016	22.36	603,394	13,494,226	0.03%	0.00%	12.10%
2015	19.95	533,026	10,633,510	0.57%	0.00%	3.77%
2014	19.23	341,813	6,571,388	0.03%	0.00%	12.24%
Janus Henderson Overseas Service Shares
2018	$9.30	1,477,959	$13,742,893	1.39%	0.00%	(15.14)%
2017	10.96	2,699,606	29,579,536	1.55%	0.00%	30.80%
2016	8.38	1,458,141	12,214,393	4.60%	0.00%	(6.71)%
2015	8.98	1,576,129	14,151,915	0.50%	0.00%	(8.80)%
2014	9.85	1,750,222	17,232,050	3.04%	0.00%	(12.10)%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Lazard Retirement Global Dynamic Multi-Asset Service Class
2018	$11.79	123,198	$1,452,341	1.41%	0.00%	(6.57)%
2017	12.62	108,305	1,366,503	0.00%	0.00%	20.53%
2016	10.47	100,312	1,050,105	0.27%	0.00%	3.30%
2015	10.13	85,433	865,754	0.00%	0.00%	(0.44)%
07/22/2014 - 12/31/2014	10.18	39,227	399,289	1.45%	0.00%	(1.62)%
Lazard Retirement International Equity Service Class (4)
06/06/2018 - 12/31/2018	$8.67	38,623	$334,977	5.98%	0.00%	(13.91)%
Lazard Retirement U.S. Strategic Equity Service Class
2018	$17.65	76,430	$1,348,633	0.82%	0.00%	(3.32)%
2017	18.25	70,042	1,278,301	1.55%	0.00%	18.10%
2016	15.45	82,703	1,278,015	0.11%	0.00%	9.42%
2015	14.12	95,010	1,341,781	0.31%	0.00%	(5.44)%
2014	14.93	206,026	3,076,991	0.98%	0.00%	14.71%
ClearBridge Variable Aggressive Growth - Class II
2018	$21.72	819,363	$17,798,047	0.36%	0.00%	(8.57)%
2017	23.76	967,177	22,977,075	0.27%	0.00%	15.99%
2016	20.48	958,828	19,639,215	0.41%	0.00%	0.94%
2015	20.29	987,201	20,032,711	0.09%	0.00%	(1.94)%
2014	20.69	761,676	15,761,928	0.01%	0.00%	20.08%
ClearBridge Variable Mid Cap - Class II
2018	$19.04	475,548	$9,054,596	0.17%	0.00%	(12.80)%
2017	21.83	636,772	13,903,781	0.19%	0.00%	12.55%
2016	19.40	713,565	13,843,471	0.41%	0.00%	9.11%
2015	17.78	655,123	11,648,441	0.08%	0.00%	1.99%
2014	17.43	1,342,561	23,406,395	0.09%	0.00%	7.82%
Western Asset Variable Global High Yield Bond - Class II
2018	$10.90	38,884	$423,830	4.58%	0.00%	(4.16)%
2017	11.37	75,413	857,701	5.78%	0.00%	8.43%
2016	10.49	37,946	398,040	8.42%	0.00%	15.36%
05/20/2015 - 12/31/2015	9.09	13,290	120,845	See Note (5)	0.00%	(9.30)%
Lord Abbett Bond Debenture Class VC
2018	$11.71	1,138,822	$13,331,485	5.68%	0.00%	(4.02)%
2017	12.20	847,582	10,337,577	4.93%	0.00%	9.21%
2016	11.17	470,628	5,255,897	7.25%	0.00%	12.13%
2015	9.96	184,261	1,835,133	6.10%	0.00%	(1.53)%
05/08/2014 - 12/31/2014	10.11	72,657	734,874	14.03%	0.00%	0.98%
Lord Abbett Developing Growth Class VC
2018	$19.67	885,228	$17,413,049	0.00%	0.00%	4.88%
2017	18.75	675,697	12,672,569	0.00%	0.00%	29.92%
2016	14.44	642,778	9,278,798	0.00%	0.00%	(2.60)%
2015	14.82	413,212	6,124,411	0.00%	0.00%	(8.21)%
2014	16.15	299,887	4,842,087	0.00%	0.00%	3.71%
Lord Abbett Fundamental Equity Class VC
2018	$18.93	291,903	$5,525,168	1.50%	0.00%	(8.16)%
2017	20.61	307,699	6,341,334	1.05%	0.00%	12.57%
2016	18.31	328,682	6,017,135	1.20%	0.00%	15.74%
2015	15.82	343,590	5,434,456	1.08%	0.00%	(3.44)%
2014	16.38	458,236	7,506,229	0.39%	0.00%	7.14%
Lord Abbett Total Return Class VC
2018	$10.99	4,155,870	$45,658,033	3.07%	0.00%	(1.03)%
2017	11.10	4,107,392	45,593,441	2.50%	0.00%	3.86%
2016	10.69	3,819,255	40,817,974	2.76%	0.00%	4.26%
2015	10.25	3,418,774	35,044,072	3.06%	0.00%	(0.66)%
2014	10.32	2,204,601	22,747,259	5.53%	0.00%	6.08%
I
2018	$31.71	1,609,349	$51,029,338	1.33%	0.00%	(20.57)%
2017	39.92	1,905,029	76,045,912	1.66%	0.00%	24.05%
2016	32.18	1,981,784	63,772,721	1.37%	0.00%	(0.05)%
2015	32.20	1,736,068	55,894,724	1.59%	0.00%	(3.94)%
2014	33.52	1,793,862	60,125,408	2.22%	0.00%	(7.06)%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
II
2018	$59.23	795,354	$47,108,763	0.00%	0.00%	(4.95)%
2017	62.32	805,188	50,175,826	0.00%	0.00%	38.97%
2016	44.84	852,211	38,212,752	0.00%	0.00%	(2.32)%
2015	45.91	943,079	43,292,742	0.03%	0.00%	7.70%
2014	42.62	1,075,123	45,824,116	0.04%	0.00%	10.21%
III
2018	$82.13	613,966	$50,426,895	0.28%	0.00%	(14.15)%
2017	95.67	674,210	64,501,201	0.00%	0.00%	19.02%
2016	80.38	724,552	58,240,777	0.00%	0.00%	21.06%
2015	66.40	732,052	48,607,078	0.00%	0.00%	(6.58)%
2014	71.08	740,956	52,663,852	0.00%	0.00%	12.42%
V
2018	$27.56	924,495	$25,476,059	1.42%	0.00%	(12.07)%
2017	31.34	969,099	30,370,493	1.50%	0.00%	14.99%
2016	27.25	1,038,803	28,310,027	1.91%	0.00%	9.64%
2015	24.86	1,086,046	26,995,414	1.39%	0.00%	(0.66)%
2014	25.02	1,030,936	25,795,156	1.22%	0.00%	9.68%
MFS New Discovery Series - Service Class
2018	$23.85	580,128	$13,833,900	0.00%	0.00%	(1.72)%
2017	24.26	1,094,536	26,556,475	0.00%	0.00%	26.33%
2016	19.21	700,129	13,446,457	0.00%	0.00%	8.80%
2015	17.65	624,822	11,029,691	0.00%	0.00%	(2.15)%
2014	18.04	665,038	11,996,985	0.00%	0.00%	(7.49)%
MFS Utilities Series - Service Class
2018	$18.64	600,878	$11,198,065	0.85%	0.00%	0.81%
2017	18.49	630,731	11,659,870	4.18%	0.00%	14.49%
2016	16.15	689,970	11,140,402	3.56%	0.00%	11.24%
2015	14.52	794,088	11,526,503	3.71%	0.00%	(14.76)%
2014	17.03	961,535	16,373,224	1.98%	0.00%	12.47%
MFS Value Series - Service Class
2018	$11.64	1,340,620	$15,599,821	1.27%	0.00%	(10.36)%
2017	12.98	1,338,421	17,373,432	1.77%	0.00%	17.35%
2016	11.06	960,787	10,627,878	1.89%	0.00%	13.78%
07/13/2015 - 12/31/2015	9.72	51,469	500,400	1.12%	0.00%	(4.00)%
Neuberger Berman Sustainable Equity Class I
2018	$16.27	36,387	$592,049	0.50%	0.00%	(5.73)%
2017	17.26	26,217	452,469	0.53%	0.00%	18.43%
2016	14.57	21,598	314,758	0.74%	0.00%	9.86%
2015	13.27	22,139	293,678	0.66%	0.00%	(0.46)%
2014	13.33	17,146	228,506	0.53%	0.00%	10.38%
Oppenheimer Global Fund/VA Service Shares
2018	$14.38	694,820	$9,991,473	0.75%	0.00%	(13.39)%
2017	16.60	610,541	10,137,154	0.72%	0.00%	36.32%
2016	12.18	524,309	6,386,091	0.77%	0.00%	(0.16)%
2015	12.20	602,661	7,351,953	1.02%	0.00%	3.67%
2014	11.77	274,354	3,228,325	0.99%	0.00%	2.06%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares (4)
05/25/2018 - 12/31/2018	$8.91	52,965	$471,863	0.08%	0.00%	(15.28)%
PIMCO Global Multi-Asset Managed Allocation - Advisor Class
2018	$10.69	557,552	$5,959,129	1.59%	0.00%	(5.61)%
2017	11.32	612,282	6,933,088	2.18%	0.00%	13.99%
2016	9.93	580,540	5,766,695	2.40%	0.00%	3.92%
2015	9.56	584,822	5,590,106	1.63%	0.00%	(0.26)%
2014	9.58	603,349	5,782,174	2.34%	0.00%	4.57%
PIMCO Income - Administrative Class (4)
06/05/2018 - 12/31/2018	$10.10	29,702	$299,995	3.49%	0.00%	0.92%

See Notes to Financial Statements	See explanation of references on page SA-41

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Royce Micro-Cap Service Class
2018	$12.60	165,710	$2,087,141	0.00%	0.00%	(9.29)%
2017	13.88	149,935	2,081,751	0.56%	0.00%	5.02%
2016	13.22	163,195	2,157,598	0.60%	0.00%	19.37%
2015	11.08	159,296	1,764,256	0.00%	0.00%	(12.61)%
2014	12.67	145,785	1,847,636	0.00%	0.00%	(3.84)%
State Street Total Return V.I.S. Class 3
2018	$15.64	69,217	$1,082,397	1.65%	0.00%	(6.61)%
2017	16.74	96,389	1,613,967	1.88%	0.00%	15.26%
2016	14.53	102,428	1,487,956	1.23%	0.00%	6.08%
2015	13.69	175,726	2,406,443	1.80%	0.00%	(1.34)%
2014	13.88	152,788	2,120,800	1.57%	0.00%	5.07%
T. Rowe Price Blue Chip Growth - II
2018	$35.07	3,211,817	$112,652,770	0.00%	0.00%	1.65%
2017	34.51	3,038,914	104,857,855	0.00%	0.00%	35.82%
2016	25.40	2,951,678	74,984,559	0.00%	0.00%	0.54%
2015	25.27	2,891,214	73,056,638	0.00%	0.00%	10.80%
2014	22.81	2,699,859	61,573,102	0.00%	0.00%	8.84%
T. Rowe Price Equity Income - II
2018	$21.38	2,901,473	$62,046,998	1.79%	0.00%	(9.69)%
2017	23.68	2,895,397	68,562,373	1.53%	0.00%	15.73%
2016	20.46	2,956,466	60,493,279	2.09%	0.00%	18.85%
2015	17.22	2,995,626	51,571,240	1.61%	0.00%	(7.10)%
2014	18.53	2,898,123	53,708,688	1.52%	0.00%	7.10%
VanEck VIP Global Hard Assets Initial Class
2018	$14.83	1,419,346	$21,047,322	0.00%	0.00%	(28.28)%
2017	20.68	1,613,669	33,362,689	0.00%	0.00%	(1.70)%
2016	21.03	1,780,944	37,457,308	0.39%	0.00%	43.71%
2015	14.64	1,815,250	26,566,678	0.03%	0.00%	(33.45)%
2014	21.99	1,900,239	41,786,178	0.09%	0.00%	(19.10)%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)         Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2018 (See Note 1 in Notes to Financial Statements).

(5)         Subsequent to its commencement of operations in 2015, the Western Asset Variable Global High Yield Bond - Class II Variable Account received its annual distribution. The annualized investment income ratio was 19.56%. Prior to annualization, the ratio was 12.06%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2018, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2018 are not presented in this annual report.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Neuberger Berman Sustainable Equity Class I Variable Account and Portfolio were formerly named Neuberger Berman Socially Responsive Class I Variable Account and Portfolio, respectively.

The Lazard Retirement International Equity Service Class, Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares, and PIMCO Income - Administrative Class Variable Accounts commenced operations on June 6, 2018, May 25, 2018, and June 5, 2018, respectively.

On March 29, 2018, the BlackRock iShares Dynamic Fixed Income V.I. Class I and BlackRock iShares Equity Appreciation V.I. Class I Variable Accounts were liquidated. On August 31, 2018, the BlackRock iShares Alternative Strategies V.I. Class I Variable Account was liquidated. Any units that remained in each of these three BlackRock Variable Accounts (the “Liquidated BlackRock Variable Accounts”) after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because the Liquidated BlackRock Variable Accounts were liquidated prior to December 31, 2018, no other information for the Liquidated BlackRock Variable Accounts are included in this annual report.

On June 28, 2018, the net assets of the Pacific Select Fund’s Long/Short Large-Cap Portfolio Class I, the underlying Portfolio for the Long/Short Large-Cap Variable Account, were transferred to the Pacific Select Fund Main Street Core Portfolio Class I, the underlying Portfolio for the Main Street Core Variable Account through a reorganization (the “Reorganization”). In connection with the Reorganization, any units that remained in the Long/Short Large-Cap Variable Account after the close of business on June 28, 2018 were transferred to the Main Street Core Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 28, 2018. The Long/Short Large-Cap Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account and no changes were made as a result of the enactment of the Tax Cuts and Jobs Act. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2018.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate Pacific Life for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the Notes to Financial Statements of PSF. For the year ended December 31, 2018, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 1.00%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2018, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income	71,094	(49,563)	21,531	83,368	(31,762)	51,606
Diversified Bond	1,810,588	(1,136,430)	674,158	1,045,871	(814,416)	231,455
Floating Rate Income	638,814	(78,715)	560,099	110,363	(219,132)	(108,769)
Floating Rate Loan	827,540	(399,947)	427,593	330,347	(280,584)	49,763
High Yield Bond	350,265	(623,455)	(273,190)	203,152	(260,795)	(57,643)
Inflation Managed	138,784	(273,153)	(134,369)	194,477	(271,166)	(76,689)
Inflation Strategy	23,268	(43,702)	(20,434)	31,169	(35,364)	(4,195)
Managed Bond	491,166	(720,539)	(229,373)	633,656	(622,237)	11,419
Short Duration Bond	1,725,626	(1,123,299)	602,327	1,557,024	(1,217,632)	339,392
Emerging Markets Debt	705,498	(484,163)	221,335	260,997	(96,627)	164,370
Comstock	356,562	(431,822)	(75,260)	442,286	(493,505)	(51,219)
Developing Growth	3,843	(90,268)	(86,425)	46	(95,528)	(95,482)
Dividend Growth	216,561	(367,756)	(151,195)	277,406	(513,649)	(236,243)
Equity Index	709,547	(1,033,367)	(323,820)	943,834	(1,309,241)	(365,407)
Focused Growth	165,456	(215,928)	(50,472)	113,500	(195,668)	(82,168)
Growth	125,281	(256,605)	(131,324)	216,376	(296,012)	(79,636)
Large-Cap Growth	571,461	(711,930)	(140,469)	511,411	(678,590)	(167,179)
Large-Cap Value	380,335	(546,881)	(166,546)	378,926	(625,235)	(246,309)
Main Street Core	209,926	(250,448)	(40,522)	110,479	(251,337)	(140,858)
Mid-Cap Equity	368,789	(298,970)	69,819	196,685	(557,855)	(361,170)
Mid-Cap Growth	367,644	(422,432)	(54,788)	831,426	(398,072)	433,354
Mid-Cap Value	68,339	(85,128)	(16,789)	95,911	(82,900)	13,011
Small-Cap Equity	142,648	(516,069)	(373,421)	241,868	(207,419)	34,449
Small-Cap Index	1,198,337	(1,659,289)	(460,952)	467,171	(1,054,259)	(587,088)
Small-Cap Value	178,504	(265,779)	(87,275)	184,417	(284,586)	(100,169)
Value Advantage	52,727	(30,464)	22,263	101,298	(72,535)	28,763
Emerging Markets	608,594	(612,017)	(3,423)	653,841	(615,928)	37,913
International Large-Cap	1,661,990	(1,286,273)	375,717	1,368,699	(1,834,140)	(465,441)
International Small-Cap	1,087,951	(460,666)	627,285	566,856	(504,121)	62,735
International Value	514,023	(579,166)	(65,143)	500,230	(620,018)	(119,788)
Health Sciences	295,439	(332,442)	(37,003)	177,725	(245,684)	(67,959)
Real Estate	230,791	(346,279)	(115,488)	260,421	(347,533)	(87,112)
Technology	771,279	(713,815)	57,464	649,118	(435,081)	214,037
Currency Strategies	46,500	(15,777)	30,723	10,115	(12,259)	(2,144)
Diversified Alternatives	19,566	(3,320)	16,246	12,097	(1,435)	10,662
Equity Long/Short	170,800	(751,336)	(580,536)	499,528	(151,494)	348,034
Global Absolute Return	87,917	(257,421)	(169,504)	268,284	(83,089)	185,195
Pacific Dynamix - Conservative Growth	122,610	(127,621)	(5,011)	207,265	(154,210)	53,055
Pacific Dynamix - Moderate Growth	683,970	(330,335)	353,635	620,807	(312,033)	308,774
Pacific Dynamix - Growth	800,554	(397,706)	402,848	729,716	(224,452)	505,264
Portfolio Optimization Conservative	154,910	(313,260)	(158,350)	185,914	(543,176)	(357,262)
Portfolio Optimization Moderate-Conservative	260,645	(493,224)	(232,579)	599,696	(532,259)	67,437
Portfolio Optimization Moderate	1,200,583	(2,009,023)	(808,440)	1,346,670	(2,173,330)	(826,660)
Portfolio Optimization Growth	1,551,894	(2,137,613)	(585,719)	1,802,992	(2,814,568)	(1,011,576)
Portfolio Optimization Aggressive-Growth	765,540	(967,159)	(201,619)	858,773	(1,093,587)	(234,814)
PSF DFA Balanced Allocation	208,407	(45,513)	162,894	148,416	(31,166)	117,250
Invesco V.I. International Growth Series II	499,056	(535,161)	(36,105)	850,985	(614,849)	236,136

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2018			2017
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
American Century VP Mid Cap Value Class II	879,225	(555,928)	323,297	560,867	(952,812)	(391,945)
American Funds IS Asset Allocation Class 4	476,669	(346,892)	129,777	510,761	(357,426)	153,335
American Funds IS Growth Class 4	342,163	(421,616)	(79,453)	422,082	(531,829)	(109,747)
American Funds IS Growth-Income Class 4	388,218	(459,011)	(70,793)	366,715	(427,318)	(60,603)
BlackRock Basic Value V.I. Class III	61,157	(134,009)	(72,852)	131,705	(648,912)	(517,207)
BlackRock Global Allocation V.I. Class III	553,083	(500,693)	52,390	369,559	(495,298)	(125,739)
BlackRock iShares Dynamic Allocation V.I. Class I	47,679	(29,746)	17,933	44,891	(7,458)	37,433
Dreyfus VIF Appreciation Service Shares	15,917	(7,713)	8,204	18,109	(35,769)	(17,660)
Fidelity VIP Contrafund Service Class 2	224,291	(336,084)	(111,793)	224,641	(353,731)	(129,090)
Fidelity VIP Freedom 2010 Portfolio Service Class 2	11,014	(15,374)	(4,360)	42,612	(9,902)	32,710
Fidelity VIP Freedom 2015 Portfolio Service Class 2	12,515	(86,820)	(74,305)	101,616	(60,137)	41,479
Fidelity VIP Freedom 2020 Portfolio Service Class 2	76,249	(132,356)	(56,107)	79,146	(140,216)	(61,070)
Fidelity VIP Freedom 2025 Portfolio Service Class 2	118,531	(138,675)	(20,144)	138,731	(190,699)	(51,968)
Fidelity VIP Freedom 2030 Portfolio Service Class 2	188,384	(243,133)	(54,749)	185,738	(226,625)	(40,887)
Fidelity VIP Freedom 2035 Portfolio Service Class 2	143,819	(88,008)	55,811	165,713	(62,320)	103,393
Fidelity VIP Freedom 2045 Portfolio Service Class 2	121,048	(64,540)	56,508	157,448	(51,930)	105,518
Fidelity VIP Freedom Income Portfolio Service Class 2	14,152	(15,284)	(1,132)	12,307	(32,601)	(20,294)
Fidelity VIP Government Money Market Service Class	22,879,778	(18,872,664)	4,007,114	18,363,252	(20,000,705)	(1,637,453)
Fidelity VIP Growth Service Class 2	66,483	(136,122)	(69,639)	171,253	(92,296)	78,957
Fidelity VIP Mid Cap Service Class 2	132,609	(395,377)	(262,768)	147,635	(205,445)	(57,810)
Fidelity VIP Value Strategies Service Class 2	29,077	(96,065)	(66,988)	95,072	(102,229)	(7,157)
Templeton Foreign VIP Class 2	305,173	(490,377)	(185,204)	594,434	(352,861)	241,573
Templeton Global Bond VIP Class 2	1,167,695	(503,571)	664,124	542,387	(414,602)	127,785
Janus Henderson Enterprise Service Shares	330,779	(181,769)	149,010	300,965	(244,412)	56,553
Janus Henderson Overseas Service Shares	288,036	(1,509,683)	(1,221,647)	1,524,216	(282,751)	1,241,465
Lazard Retirement Global Dynamic Multi-Asset Service Class	40,974	(26,081)	14,893	27,504	(19,511)	7,993
Lazard Retirement International Equity Service Class	38,868	(245)	38,623
Lazard Retirement US Strategic Equity Service Class	26,199	(19,811)	6,388	17,101	(29,762)	(12,661)
ClearBridge Variable Aggressive Growth - Class II	153,015	(300,829)	(147,814)	303,164	(294,815)	8,349
ClearBridge Variable Mid Cap - Class II	72,076	(233,300)	(161,224)	231,518	(308,311)	(76,793)
Western Asset Variable Global High Yield Bond - Class II	4,004	(40,533)	(36,529)	63,945	(26,478)	37,467
Lord Abbett Bond Debenture Class VC	595,547	(304,307)	291,240	580,487	(203,533)	376,954
Lord Abbett Developing Growth Class VC	557,664	(348,134)	209,530	214,057	(181,138)	32,919
Lord Abbett Fundamental Equity Class VC	30,836	(46,632)	(15,796)	40,108	(61,091)	(20,983)
Lord Abbett Total Return Class VC	1,128,152	(1,079,675)	48,477	1,427,189	(1,139,052)	288,137
I	249,669	(545,348)	(295,679)	380,255	(457,010)	(76,755)
II	238,726	(248,559)	(9,833)	199,041	(246,064)	(47,023)
III	152,340	(212,584)	(60,244)	150,405	(200,747)	(50,342)
V	263,907	(308,512)	(44,605)	261,008	(330,712)	(69,704)
MFS New Discovery Series - Service Class	327,534	(841,943)	(514,409)	697,821	(303,414)	394,407
MFS Utilities Series - Service Class	145,124	(174,977)	(29,853)	117,977	(177,216)	(59,239)
MFS Value Series - Service Class	417,583	(415,384)	2,199	637,145	(259,511)	377,634
Neuberger Berman Sustainable Equity Class I	16,514	(6,343)	10,171	11,105	(6,486)	4,619
Oppenheimer Global Fund/VA Service Shares	406,958	(322,679)	84,279	390,871	(304,639)	86,232
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	53,883	(918)	52,965
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	75,237	(129,967)	(54,730)	122,058	(90,316)	31,742
PIMCO Income - Administrative Class	33,589	(3,887)	29,702
Royce Micro-Cap Service Class	49,633	(33,857)	15,776	35,975	(49,235)	(13,260)
State Street Total Return V.I.S. Class 3	13,853	(41,026)	(27,173)	27,237	(33,276)	(6,039)
T. Rowe Price Blue Chip Growth - II	724,900	(551,997)	172,903	663,532	(576,296)	87,236
T. Rowe Price Equity Income - II	345,248	(339,172)	6,076	353,257	(414,326)	(61,069)
VanEck VIP Global Hard Assets Initial Class	396,788	(591,111)	(194,323)	529,448	(696,723)	(167,275)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street ® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares® Dynamic Allocation V.I. Class I, Dreyfus VIF Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2010 PortfolioSM Service Class 2, Fidelity VIP Freedom 2015 PortfolioSM Service Class 2, Fidelity VIP Freedom 2020 PortfolioSM Service Class 2, Fidelity VIP Freedom 2025 PortfolioSM Service Class 2, Fidelity VIP Freedom 2030 PortfolioSM Service Class 2, Fidelity VIP Freedom 2035 PortfolioSM Service Class 2, Fidelity VIP Freedom 2045 PortfolioSM Service Class 2, Fidelity VIP Freedom Income PortfolioSM Service Class 2 , Fidelity VIP Government Money Market Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Service Class, Lazard Retirement International Equity Service Class, Lazard Retirement US Equity Select Service Class, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class II, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, I, II, III, V, MFS® New Discovery Series - Service Class , MFS Utilities Series - Service Class, MFS Value Series - Service Class, Neuberger Berman Sustainable Equity Class I, Oppenheimer Global Fund/VA Service Shares, Oppenheimer Main Street Small Cap Fund® VA Non-Service Shares, PIMCO Global Multi-Asset Managed Allocation - Advisor Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - II and VanEck VIP Global Hard Assets Initial Class, (collectively, the “Variable Accounts”) including the schedules of investments as of December 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Global Absolute Return, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Dreyfus VIF Appreciation Service Shares, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Freedom 2010 Portfolio Service Class 2, Fidelity VIP Freedom 2015 Portfolio Service Class 2, Fidelity VIP Freedom 2020 Portfolio Service Class 2, Fidelity VIP Freedom 2025 Portfolio Service Class 2, Fidelity VIP Freedom 2030 Portfolio Service Class 2, Fidelity VIP Freedom 2035 Portfolio Service Class 2, Fidelity VIP Freedom 2045 Portfolio Service Class 2, Fidelity VIP Freedom Income Portfolio Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Service Shares, Lazard Retirement US Equity Select Service Class, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class II, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, I, II, III, V, MFS New Discovery Series - Service Class, MFS Utilities Series - Service Class, Neuberger Berman Sustainable Equity Class I, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation - Advisor Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3,T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - II and VanEck VIP Global Hard Assets Initial Class; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Core Income, Diversified Alternatives, Equity Long/Short, PSF DFA Balanced Allocation, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, BlackRock iShare Dynamic Allocation V.I. Class III, Fidelity VIP Government Money Market Service Class, Lazard Retirement Global Dynamic Multi-Asset Service Class, Lazard Retirement International Equity

Service Class, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, MFS Value Series - Service Class, Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares and PIMCO Income - Administrative Class; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from May 5, 2015 (commencement of operations) through December 31, 2015
Diversified Alternatives	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017 and the period from August 11, 2016 (commencement of operations) through December 31, 2016
Equity Long/Short	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from May 14, 2015 (commencement of operations) through December 31, 2015
PSF DFA Balanced Allocation	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017 and the period from June 22, 2016 (commencement of operations) through December 31, 2016
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
American Funds IS Growth Class 4	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
American Funds IS Growth-Income Class 4	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
BlackRock iShares® Dynamic Allocation V.I. Class I	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from June 24, 2015 (commencement of operations) through December 31, 2015
Fidelity VIP Government Money Market Service Class	For the year ended December 31 ,2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, 2015 and the period from February 3, 2014 (commencement of operations) through December 31, 2014
Lazard Retirement Global Dynamic Multi-Asset Service Class	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, 2015 and the period from July 22, 2014 (commencement of operations) through December 31, 2014
Lazard Retirement U.S. Equity Select Service Class	For the period from June 6, 2018 (commencement of operations) through December 31, 2018
Western Asset Variable Global High Yield Bond - Class II	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from May 20, 2015 (commencement of operations) through December 31, 2015
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, 2015 and the period from May 8, 2014 (commencement of operations) through December 31, 2014
MFS Value Series - Service Class	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016 and the period from July 13, 2015 (commencement of operations) through December 31, 2015
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	For the period from May 25, 2018 (commencement of operations) through December 31, 2018
PIMCO Income - Administrative Class	For the period from June 5, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 25, 2019

We have served as the auditor of Pacific Select Exec Separate Account of Pacific Life Insurance Company since 1988.

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2018 and 2017 and

for the years ended December 31, 2018, 2017 and 2016

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2018 and the related notes to consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2018 and 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

March 8, 2019

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Millions, except share data)	2018	2017
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$51,180	$47,460
Fair value option securities (includes VIE assets of $954 and $621)	1,488	1,182
Mortgage loans (includes VIE assets of $1,800 and $1,800)	14,886	13,558
Policy loans	7,975	7,681
Other investments (includes VIE assets of $572 and $397)	4,039	3,719
TOTAL INVESTMENTS	79,568	73,600
Cash, cash equivalents, and restricted cash (includes VIE assets of $60 and $66)	2,934	2,850
Deferred policy acquisition costs	5,023	4,693
Aircraft, net	9,016	7,834
Other assets (includes VIE assets of $8 and $6)	4,465	4,465
Separate account assets	53,709	61,456
TOTAL ASSETS	$154,715	$154,898
LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$53,878	$48,765
Future policy benefits	18,095	16,895
Debt (includes VIE debt of $1,594 and $1,658)	11,505	10,251
Fair value option debt (represents VIE debt)	880	462
Other liabilities (includes VIE liabilities of $110 and $108)	4,305	4,174
Separate account liabilities	53,709	61,456
TOTAL LIABILITIES	142,372	142,003
Commitments and contingencies (Note 17)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Additional paid-in capital	1,023	1,023
Retained earnings	10,434	9,534
Accumulated other comprehensive income	73	1,613
Total Stockholder’s Equity	11,560	12,200
Noncontrolling interests	783	695
TOTAL EQUITY	12,343	12,895
TOTAL LIABILITIES AND EQUITY	$154,715	$154,898

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Millions)	2018	2017	2016
REVENUES
Policy fees and insurance premiums	$4,750	$4,347	$4,108
Net investment income	3,247	2,840	2,587
Net investment gain	54	48	110
OTTI, consisting of $15, $11 and $53 in total, net of $0, $0 and $11 recognized in OCI	(15)	(11)	(42)
Investment advisory fees	295	300	294
Aircraft leasing revenue	954	898	1,018
Other income	359	314	379
TOTAL REVENUES	9,644	8,736	8,454

BENEFITS AND EXPENSES
Policy benefits paid or provided	3,644	3,463	3,182
Interest credited to policyholder account balances	1,490	1,383	1,306
Commission expenses	1,264	769	953
Operating and other expenses	2,205	2,145	2,023
TOTAL BENEFITS AND EXPENSES	8,603	7,760	7,464

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	1,041	976	990
Provision (benefit) for income taxes	114	(384)	207

Net income	927	1,360	783
Less: net income attributable to noncontrolling interests	(56)	(6)	(26)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$871	$1,354	$757

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,
(In Millions)	2018	2017	2016
NET INCOME	$927	$1,360	$783

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	(1,529)	411	225
Other, net	(8)	8	(4)

Other comprehensive income (loss)	(1,537)	419	221

Comprehensive income (loss)	(610)	1,779	1,004
Less: comprehensive income attributable to noncontrolling interests	(56)	(6)	(26)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(666)	$1,773	$978

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

		Additional		Accumulated Other	Total
	Common	Paid-in	Retained	Comprehensive	Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Income	Equity	Interests	Equity
BALANCES, JANUARY 1, 2016	$30	$1,012	$7,868	$688	$9,598	$88	$9,686
Comprehensive income:
Net income			757		757	26	783
OCI				221	221		221
Total comprehensive income					978	26	1,004
Assumption of noncontrolling interest		7			7	(7)	—
Change in equity of noncontrolling interests						18	18
BALANCES, DECEMBER 31, 2016	30	1,019	8,625	909	10,583	125	10,708
Comprehensive income:
Net income			1,354		1,354	6	1,360
OCI				419	419		419
Total comprehensive income					1,773	6	1,779
Dividend to parent			(160)		(160)		(160)
Reclassification of deferred tax effects (Note 1)			(285)	285	—		—
Partial sale of subsidiary (Note 6)		4			4	587	591
Change in equity of noncontrolling interests						(23)	(23)
BALANCES, DECEMBER 31, 2017	30	1,023	9,534	1,613	12,200	695	12,895
Cumulative effect of adoption of accounting change (Note 1)			29	(3)	26		26
BALANCES, JANUARY 1, 2018	30	1,023	9,563	1,610	12,226	695	12,921
Comprehensive income (loss):
Net income			871		871	56	927
OCI				(1,537)	(1,537)		(1,537)
Total comprehensive income (loss)					(666)	56	(610)
Change in equity of noncontrolling interests						32	32

BALANCES, DECEMBER 31, 2018	$30	$1,023	$10,434	$73	$11,560	$783	$12,343

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$927	$1,360	$783
Adjustments to reconcile net income to net cash provided by operating activities:
Net accretion on fixed maturity securities	(45)	(46)	(50)
Depreciation and amortization	467	426	418
Deferred income taxes	235	(643)	123
Net investment gain	(54)	(48)	(110)
Other than temporary impairments	15	11	42
Net change in deferred policy acquisition costs	13	(246)	78
Interest credited to policyholder account balances	1,490	1,383	1,306
Net change in future policy benefits	1,806	1,369	1,398
Other operating activities, net	(200)	341	(107)
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,654	3,907	3,881

CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(10,513)	(6,685)	(7,510)
Sales	1,632	994	805
Maturities and repayments	2,216	2,767	2,697
Purchases of fair value option securities	(882)	(673)
Purchases of equity securities (Note 1)	(266)
Proceeds from sale of equity securities (Note 1)	641
Repayments of mortgage loans	740	295	410
Fundings of mortgage loans and real estate	(2,436)	(2,318)	(1,934)
Net change in policy loans	(294)	(244)	(106)
Terminations of derivative instruments, net	445	400	137
Proceeds from nonhedging derivative settlements	311	105	120
Payments for nonhedging derivative settlements	(524)	(584)	(583)
Net change in cash collateral	(289)	86	74
Purchases of and advance payments on aircraft	(2,129)	(2,134)	(1,241)
Proceeds from sale of aircraft	501	732	954
Other investing activities, net	259	(108)	(42)
NET CASH USED IN INVESTING ACTIVITIES	(10,588)	(7,367)	(6,219)

(Continued)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2018	2017	2016
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$9,575	$6,843	$6,727
Withdrawals	(5,910)	(4,735)	(4,751)
Net change in short-term debt and revolving credit facilities	(133)	(687)	546
Issuance of long-term debt	2,667	2,871	504
Partial retirement of surplus notes		(906)	(80)
Payments of long-term debt	(1,300)	(295)	(1,345)
Issuance of fair value option debt	460	460
Net change in cash collateral for loaned securities	472	640	23
Dividend to parent		(160)
Partial sale of subsidiary (Note 6)		591
Other financing activities, net	187	140	152
NET CASH PROVIDED BY FINANCING ACTIVITIES	6,018	4,762	1,776

Net change in cash, cash equivalents, and restricted cash	84	1,302	(562)
Cash, cash equivalents, and restricted cash, beginning of year	2,850	1,548	2,110

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF YEAR	$2,934	$2,850	$1,548

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$(53)	$249	$97
Interest paid	450	372	393

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.                          ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries (the Company) and affiliates have primary business operations consisting of life insurance, annuities, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and the variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives, including embedded derivatives

•                  Aircraft valuation and impairment

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits, including guarantees

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

Certain reclassifications have been made to the 2017 and 2016 consolidated financial statements to conform to the 2018 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2018 through March 8, 2019, the date the consolidated financial statements were available to be issued.  See Note 6 for discussion of subsequent event.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).  Equity securities are reported at fair value in other investments, with changes in fair value recognized in net investment gain.

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net investment gain.

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities and broadly syndicated bank loans.  The Company elected the FVO in order to report the investments at fair value with changes in the fair value of these securities recognized in net investment gain.  This accounting treatment for the U.S. Government securities will provide a partial offset to the impact of interest rate movements.  The Company has elected the FVO for debt issued from a collateralized loan obligation (CLO) that is classified as a VIE.  The debt and broadly syndicated bank loans were designated as FVO to reduce the impact of market value changes from the CLO on the consolidated financial statements. See Notes 3 and 10.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances.  Interest income is recorded as earned using the contractual interest rate.  Generally, accrued interest is capitalized on the policy’s anniversary date.  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies.  Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in private equity partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds).  Investments in private equity partnerships, joint venture interests and hedge funds are recorded under either the equity method of accounting or at fair value using the net asset value (NAV) per share practical expedient.  The income and changes in fair value for these investments are recorded in net investment income.  Trading securities and the securities of the 40 Act Funds are reported at fair value with changes in fair value recognized in net investment gain.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered not recoverable and an impairment loss is recognized as the amount by which the real estate carrying value exceeds its fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits.  The amortization of the original investment and the tax credits are recorded in the provision for income taxes.  See Note 14.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  If the derivative is designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative is recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the fair value of the derivative is recognized in net investment gain.  If the derivative is designated as a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported in net investment gain.  The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net investment gain.

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net investment gain on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net investment gain, interest credited to policyholder account balances, or operating and other expenses when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.  Restricted cash primarily consists of liquidity reserves related to security deposits, commitment fees, cash collateral, cash held in trusts, and other restricted cash related to the aircraft leasing business.  Restricted cash was $206 million and $211 million as of December 31, 2018 and 2017, respectively.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The nature of sales inducements include bonus credits equal to a certain percentage of each deposit.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.50% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT, NET

The Company records aircraft and other aircraft components at cost less accumulated depreciation.  Cost consists of the acquisition price, including interest capitalized during the construction period of a new aircraft, and major improvements.  Depreciation to estimated residual values is recorded in operating and other expenses and is computed using the straight-line method over the estimated useful life of the aircraft, which is generally 25 years from the date of manufacture.  Major improvements to aircraft are capitalized as incurred and depreciated over the shorter of the remaining useful life of the aircraft or the improvement.  The Company evaluates the carrying amount of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable.  The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows or third party maintenance adjusted appraisal values, the carrying amount of the aircraft is not recoverable.  An impairment is measured as the excess of the aircraft carrying amount over its fair value and recorded in operating and other expenses.

CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $246 million and $250 million as of December 31, 2018 and 2017, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $253 million and $254 million as of December 31, 2018 and 2017, respectively.  The net contribution to income from the Closed Block was zero, $3 million and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As of December 31, 2018 and 2017, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $63 million as of December 31, 2018 and 2017.  There were no goodwill impairments recognized during the years ended December 31, 2018, 2017 and 2016.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Interest credited to these contracts ranged from 0.1% to 10.7%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and certain immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses.  Interest rates used in establishing such liabilities ranged from 0.8% to 11.0%.

The liability for unpaid claims represents claims that have been reported but not yet settled and estimates for claims incurred but not yet reported as of the balance sheet date.  The liability for unpaid claims is based on the Company’s estimated ultimate cost of settling claims.  The estimates are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 9).  All other GLB guarantees are accounted for as embedded derivatives (Note 7).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 3.0% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to non-traditional longevity reinsurance are assumed from Pacific Life Re Limited (PLRL), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLRL is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit, and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds.  These fees are based upon the NAV of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

Aircraft leases are generally accounted for as operating leases and are structured as triple net leases whereby the lessee is responsible for maintaining the aircraft and paying operational, maintenance and insurance expenses.  The aircraft leases require payment in U.S. dollars.  Aircraft leasing revenue is recognized on a straight-line basis over the term of the lease agreements.  The Company has capital leases in the amount of $234 million and $333 million as of December 31, 2018 and 2017, respectively, which are included in other assets.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the consolidated financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized.  In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations.  If the Company determines that it would be able to realize deferred tax assets in the future in excess of their net recorded amount, the Company would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

The Company records uncertain tax positions in accordance with the Accounting Standards Codification’s (Codification) Income Taxes Topic on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits in the provision (benefit) for income taxes in the consolidated statements of operations.  Accrued interest and penalties are included in other liabilities in the consolidated statements of financial condition.

The Company accounts for investment tax credits using the deferral method of accounting.

The Company is accounting for the taxes due on future U.S. inclusions in taxable income related to global intangible low-taxed income as a current period expense when incurred (i.e., using the period cost method).

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.  Some of the Company’s non-U.S. subsidiaries are subject to tax in Singapore and other jurisdictions.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  See Note 14.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable of occurring and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments.  See Note 11.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13.  This ASU removes, modifies, and adds certain disclosure requirements related to fair value measurements.  This ASU is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted.  The Company early adopted this ASU as of December 31, 2018 and it did not have a material impact on the Company’s consolidated financial statement disclosures.

In 2018, the FASB issued ASU 2018-02.  This ASU permits retrospective reclassification of certain tax effects from accumulated other comprehensive income (AOCI) to retained earnings for stranded tax effects resulting from the Act.  This ASU is effective for fiscal years beginning after December 15, 2018, however early adoption is permitted for financial statements that have not yet been issued.  The Company early adopted this ASU and reclassified $285 million of deferred tax effects from AOCI to retained earnings as of December 31, 2017.  See the consolidated statements of equity and Note 12.

In 2016, the FASB issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the NAV practical expedient in the Codification’s Financial Services - Investment Companies Topic.  Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income.  The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach.  The impact of this adoption on January 1, 2018 was an increase of $29 million to beginning retained earnings and a reduction of $3 million to AOCI.  See the consolidated statements of equity and Notes 5 and 11.  Upon adoption, $82 million of equity securities available for sale were reclassified to other investments.  In addition, equity securities of $375 million are no longer categorized as trading.

In 2016, the FASB issued ASU 2016-15 and ASU 2016-18 (the Cash Flow ASUs).  ASU 2016-15 provides guidance clarifying how certain cash receipts and cash payments should be classified.  ASU 2016-18 requires companies to include restricted cash within cash and cash equivalents when reconciling the beginning of period and end of period total amounts shown on the statement of cash flows.  The Company adopted the Cash Flow ASUs on January 1, 2018 and applied it retrospectively.  Adoption changed the Company’s presentation of restricted cash on the consolidated statements of cash flows with the inclusion of the restricted cash balance in the beginning and ending cash and cash equivalents balance and the elimination of the restricted cash activity in other financing activities, net within the net cash provided by financing activities.  As a result, net cash provided by financing activities increased $23 million and decreased $77 million for the years ended December 31, 2017 and 2016, respectively.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income.  In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., unearned revenue reserves) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method.  Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts.  The new guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2017, the FASB issued targeted improvements to accounting for hedging activities, ASU 2017-12.  The objective of this guidance is to improve the financial reporting of hedging relationships to better portray the economic results of a company’s risk management activities in its financial statements and make certain targeted improvements to simplify the application of the hedge accounting guidance.  The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  The amended presentations and disclosure guidance is required only prospectively.  Adoption of this standard on January 1, 2019 did not have a material impact on the Company’s consolidated financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years with a cumulative-effect adjustment to retained earnings under a modified-retrospective approach.  Early adoption is permitted for fiscal years beginning after December 31, 2018, including interim periods within those fiscal years.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  The new guidance will also require new qualitative and quantitative disclosures.  This ASU is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years, and requires a modified retrospective transition approach which includes a number of optional practical expedients.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2014, the FASB issued ASU 2014-09, a new revenue recognition standard.  The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees.  For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services.  This ASU is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and will be applied under a modified retrospective approach.  Adoption of this standard on January 1, 2019 did not have a material impact on the Company’s consolidated financial statements.

2.                          STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

The NE DOI has a prescribed accounting practice for certain synthetic guaranteed interest contract (GIC) reserves that differs from National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP).  The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees.  This reserve amounted to $60 million and $59 million as of December 31, 2018 and 2017, respectively, and has been recorded by Pacific Life.  The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors.  As of December 31, 2018 and 2017, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $869 million, $1,201 million and $850 million for the years ended December 31, 2018, 2017 and 2016, respectively.  Statutory capital and surplus of Pacific Life was $9,691 million and $9,313 million as of December 31, 2018 and 2017, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities.  As of December 31, 2018, Pacific Life’s total statutory reserve credit was $2,448 million, of which $1,575 million was supported by third-party letters of credit and note facilities.  As of December 31, 2017, Pacific Life’s total statutory reserve credit was $2,224 million, of which $1,450 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Reinsurance ceded to PAR Vermont is net of the reinsurance ceded under an excess of loss reinsurance agreement with a commercial reinsurer.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031.  The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2018 and 2017, the letter of credit amounted to $794 million and $767 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PAR Vermont admitted $794 million and $767 million as assets in its statutory financial statements as of December 31, 2018 and 2017, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a note receivable in return with a maturity date of December 2041.  The note receivable is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension.  The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2018 and 2017, the note receivable amounted to $361 million and $263 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $361 million and $263 million as an asset in its statutory financial statements as of December 31, 2018 and 2017, respectively.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement).  The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $420 million letter of credit issued to PLRB by a highly rated bank for the benefit of Pacific Life, which expires August 2021.  In connection with the letter of credit, Pacific LifeCorp has provided a guarantee to the bank for certain obligations under the letter of credit agreement.  In addition, Pacific LifeCorp entered into a capital maintenance agreement with PLRB.

Pacific Annuity Reinsurance Company (PARC) is a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance (AZ DOI) and wholly owned by Pacific LifeCorp.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis.  In December 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and cedes 5% of new business issued thereafter.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2018 and 2017, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2018 statutory results, Pacific Life could pay $927 million in dividends in 2019 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  During the year ended December 31, 2017, Pacific Life paid dividends to Pacific LifeCorp of $160 million.  Pacific Life did not pay any dividends to Pacific LifeCorp during the years ended December 31, 2018 and 2016.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the AZ DOI for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on these restrictions and 2018 statutory results, PL&A could pay $41 million in dividends to Pacific Life in 2019 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2018, 2017 and 2016, PL&A paid dividends to Pacific Life of $40 million, $40 million and $39 million, respectively.

3.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2018 and 2017, the assets and liabilities, which the Company has consolidated because it is the primary beneficiary:

	Assets	Liabilities
	(In Millions)
December 31, 2018:
Commercial mortgage-backed securities	$1,805	$1,525
CLO and warehousing facilities	1,010	920
Sponsored investment funds	544	58
Other	35	81
Total	$3,394	$2,584

December 31, 2017:
Commercial mortgage-backed securities	$1,805	$1,525
CLO and warehousing facilities	681	612
Sponsored investment funds	380	72
Other	24	19
Total	$2,890	$2,228

COMMERCIAL MORTGAGE-BACKED SECURITIES

The Company has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIEs).  The trusts are classified as VIEs as they have no equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default.  The assets of the CMBS VIEs can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $279 million as of December 31, 2018 and 2017.  Non-recourse debt consolidated by the Company was $1,521 million as of December 31, 2018 and 2017 (included in CMBS VIE debt in Note 10).

CLO AND WAREHOUSING FACILITIES

The Company provides initial seed capital into sponsored CLO and warehousing facilities, which are classified as VIEs as they have insufficient equity investment at risk.  The Company has determined that it is the primary beneficiary of these VIEs due to its significant control as the collateral manager.  The Company has elected the FVO method of accounting for $954 million and $621 million of investments in the CLO and warehousing facilities as of December 31, 2018 and 2017, respectively.  The Company has also elected the FVO method of accounting for $880 million and $462 million of debt issued from the CLO as of December 31, 2018 and 2017, respectively.  The Company elected the FVO method of accounting for the investments and debt in order to measure both at fair value under a consistent methodology.  This debt is secured by broadly syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal shortfalls from the underlying collateral.  Additionally, short-term non-recourse debt consolidated by the Company from warehousing facilities was zero and $50 million as of December 31, 2018 and 2017, respectively (included in other VIE debt in Note 10).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of these entities, the Company concluded that they are subject to consolidation under the VIE rules and that the Company is the primary beneficiary.   Short-term non-recourse debt consolidated by the Company was $55 million and $69 million as of December 31, 2018 and 2017, respectively (included in other VIE debt in Note 10).  The lines of credit associated with this debt have a $75 million borrowing capacity.  The Company’s unfunded commitment to the underlying investments of the limited partnerships was $726 million and $545 million as of December 31, 2018 and 2017, respectively.

FINANCING STRUCTURES

Aviation Capital Group LLC (ACG), an 80% owned indirect subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft, has participated in the design and formation of certain legal entities that are consolidated.  These legal entities enable ACG’s lenders to perfect their security interest in financing structures used to purchase, lease, and obtain financings secured by various aircraft.  These legal entities have entered into loans with various third parties and financial institutions which are primarily guaranteed by ACG and supported by secondary guarantees from either the Export-Import Bank of the United States (Ex-Im) or the export credit agencies of the UK, France and/or Germany (ECA).  Some of these legal entities are considered VIEs because they do not have sufficient equity investment at risk.  Additionally, ACG bears significant risk of loss (through guarantees of the loans recourse only to ACG), participates in gains through a capital lease and has the power to direct the activities that most significantly impact the economic performance of these legal entities.  Therefore, it has been determined that ACG is the primary beneficiary of these VIEs.

Aircraft with these financing structures as of December 31, 2018 and 2017, totaled $1,227 million and $1,396 million, respectively, and are included in aircraft, net.  Also, as of December 31, 2018 and 2017, debt, recourse only to ACG, associated with these financing structures totaled $534 million and $693 million, respectively, and are included in debt.  See Notes 6 and 10.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the investments in VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant activities.  Also presented is the maximum exposure to loss which includes the carrying amount plus any unfunded commitments assuming the commitments are fully funded.

	Carrying Amount	Maximum Exposure to Loss
	(In Millions)
December 31, 2018:
Private equity	$617	$1,259
Real estate	92	120
Other	57	57
Total	$766	$1,436

December 31, 2017:
Mortgage loans	$96	$104
Private equity	547	965
Real estate	147	203
Other	15	15
Total	$805	$1,287

MORTGAGE LOANS

Included in mortgage loans was a non-recourse construction loan to a non-consolidated VIE, which was sold during 2018.

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

REAL ESTATE

Real estate are limited partnership investments that are unconsolidated and accounted for under the equity method which are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturity securities available for sale.  The Company has determined that it is not the primary beneficiary of these structured securities due to the fact that it does not control these entities.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 5 for the net carrying amount and fair value of the structured security investments.

4.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Balance, January 1	$4,693	$4,509	$4,719
Additions:
Capitalized during the year	871	613	490
Amortization:
Impact of assumption unlockings	(38)	40	(18)
All other	(846)	(407)	(550)
Total amortization	(884)	(367)	(568)
Allocated to OCI	343	(62)	(132)
Balance, December 31	$5,023	$4,693	$4,509

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Balance, January 1	$513	$545	$583
Deferred costs capitalized during the year	9	11	14
Amortization of deferred costs	(85)	(43)	(52)
Balance, December 31	$437	$513	$545

5.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of available for sale securities are shown below.  The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and terminated fair value hedges.  Effective January 1, 2018, with the adoption of ASU 2016-01 (Note 1), equity securities available for sale were reclassified to equity securities at fair value and are excluded from the table below for December 31, 2018.  See Note 11 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2018:
U.S. Government	$54	$6		$60
Obligations of states and political subdivisions	1,172	124	$3	1,293
Foreign governments	604	26	7	623
Corporate securities (1)	44,477	1,085	1,243	44,319
RMBS (2)	2,098	82	24	2,156
CMBS	1,300	14	21	1,293
Other asset-backed securities	1,407	44	15	1,436
Total fixed maturity securities	$51,112	$1,381	$1,313	$51,180

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2017:
U.S. Government	$72	$7		$79
Obligations of states and political subdivisions	810	172		982
Foreign governments	489	44	$1	532
Corporate securities (1)	39,099	2,675	168	41,606
RMBS (2)	1,846	92	13	1,925
CMBS	1,025	25	9	1,041
Other asset-backed securities	1,244	56	5	1,295
Total fixed maturity securities	$44,585	$3,071	$196	$47,460

Perpetual preferred securities	$13	$1		$14
Other equity securities	65	3		68
Total equity securities	$78	$4	—	$82

(1)         Gross unrealized losses, for which OTTI has been recognized in earnings in current or prior periods, were $4 million and zero as of December 31, 2018 and 2017, respectively.

(2)         Gross unrealized losses, for which OTTI has been recognized in earnings in current or prior periods, were $7 million as of December 31, 2018 and 2017.

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2018, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,526	$20	$5	$1,541
Due after one year through five years	9,365	172	87	9,450
Due after five years through ten years	19,875	196	617	19,454
Due after ten years	15,541	853	544	15,850
	46,307	1,241	1,253	46,295
Mortgage-backed and asset-backed securities	4,805	140	60	4,885
Total fixed maturity securities	$51,112	$1,381	$1,313	$51,180

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2018:
Obligations of states and political subdivisions	$221	$3			$221	$3
Foreign governments	118	4	$28	$3	146	7
Corporate securities	19,538	777	5,237	466	24,775	1,243
RMBS	418	8	382	16	800	24
CMBS	451	7	264	14	715	21
Other asset-backed securities	319	5	268	10	587	15
Total fixed maturity securities	$21,065	$804	$6,179	$509	$27,244	$1,313

December 31, 2017:
Foreign governments			$29	$1	$29	$1
Corporate securities	$2,573	$34	3,566	134	6,139	168
RMBS	145	1	389	12	534	13
CMBS	167	2	146	7	313	9
Other asset-backed securities	209	1	219	4	428	5
Total fixed maturity securities	3,094	38	4,349	158	7,443	196

Other investments	5	1	7	2	12	3
Total other investments	5	1	7	2	12	3
Total	$3,099	$39	$4,356	$160	$7,455	$199

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2018 and 2017 were 1,745 and 352, respectively.  The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2018 and 2017 were 571 and 372, respectively.

The gross unrealized losses on available for sale investments in the tables above increased from $199 million as of December 31, 2017 to $1,313 million as of December 31, 2018.  The increase is primarily due to rising interest rates, as well as credit spread widening.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company has a securities lending program whereby the Company lends fixed maturity securities (security loans) to financial institutions in short-term arrangements.  The Company received cash collateral (cash collateral liability) equal to 102% of the fair value of the loaned securities and monitors the fair value of loaned securities with additional collateral obtained, as necessary.  The gross carrying amounts are disclosed in the table below.  The borrowers of the loaned securities are permitted to sell or repledge those securities.  All securities lending agreements are callable by the Company at any time.  The contractual maturities on all securities lending arrangements are open as the related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.  The Company has made an accounting policy election not to offset the loaned securities and cash collateral liabilities in its consolidated statements of financial condition.

The Company invests cash collateral received from its securities lending arrangements into repurchase agreements (reinvestment portfolio).  To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment portfolio, the Company reinvests in highly liquid assets maturing within 90 days.  All repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, or U.S. Corporate bonds with fair value equals to 102% of the repurchase agreements.  Additionally, all repurchase agreements are indemnified by the Company’s securities lending agent against counterparty default.  When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts, monitoring fair values daily, and securing indemnification from financial institutions with strong financial credit ratings.

The following table presents the Company’s security loans outstanding, reinvestment portfolio and the corresponding collateral held:

	December 31,
	2018	2017
	(In Millions)
Security loans outstanding, fair value (1)	$1,254	$797
Reinvestment portfolio, fair value (2)	1,296	824
Cash collateral liability (3)	1,296	824

(1)         Included in fixed maturity securities available for sale, at fair value and comprised of corporate securities.

(2)         Included in cash, cash equivalents, and restricted cash.  The reinvestment portfolio remaining contractual maturities as of December 31, 2018 are $571 million, $375 million and $350 million maturing in 30 days or less, 31 to 60 days and 61 to 90 days, respectively.

(3)         Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Fixed maturity securities	$2,080	$1,912	$1,812
FVO securities	52	26	17
Mortgage loans	694	613	550
Real estate	187	148	120
Policy loans	216	212	205
Partnerships and joint ventures	215	115	39
Other	51	37	26
Gross investment income	3,495	3,063	2,769
Investment expense	248	223	182
Net investment income	$3,247	$2,840	$2,587

The components of net investment gain are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$33	$87	$37
Gross losses on sales	(36)	(9)	(13)
Total fixed maturity securities	(3)	78	24
FVO securities and trading securities	(38)	44	(3)
Equity securities	(21)	17	1
Real estate			78
Equity total return swaps	54	(215)	(107)
Equity futures	(3)	(84)	(215)
Equity put options	9	(29)
Equity call options	(256)	343	98
Foreign currency and interest rate swaps	10	(17)	(7)
Synthetic GIC policy fees	44	45	44
Embedded derivatives:
Variable annuity GLB		322	316
Fixed indexed annuities	44	(128)	(47)
Life indexed accounts	228	(335)	(100)
Other	(8)	(3)	19
Other	(6)	10	9
Net investment gain	$54	$48	$110

The tables below summarize OTTI by investment type:

	Recognized in Earnings	Recognized in OCI	Total
	(In Millions)
Year Ended December 31, 2018:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Real estate	6		6
Total OTTI	$15	—	$15

Year Ended December 31, 2017:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Other investments	2		2
Total OTTI	$11	—	$11

Year Ended December 31, 2016:
Corporate securities	$22	$3	$25
RMBS	12	8	20
OTTI - fixed maturity securities	34	11	45
Real estate	2		2
Other investments	6		6
Total OTTI	$42	$11	$53

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2018	2017
	(In Millions)
Cumulative credit loss, January 1	$174	$174
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired		1
Total additions	—	1

Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(1)
Securities sold	(9)
Total subtractions	(10)	(1)
Cumulative credit loss, December 31	$164	$174

Net unrealized gain (loss) recognized in the consolidated statements of operations during the periods presented on securities still held at each period end is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
FVO securities	$(29)	$33	$(7)
Trading securities	(10)	7	1
Equity securities	(8)
Other investments measured at NAV	35	17	8

The change in net unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Available for sale securities:
Fixed maturity	$(2,807)	$1,119	$502
Equity (1)		(6)	7
Total available for sale securities	$(2,807)	$1,113	$509

(1)    Effective January 1, 2018, with the adoption of ASU 2016-01 (Note 1), available for sale equity securities were reclassified to equity securities at fair value through net income.

Trading securities, included in other investments, totaled $232 million and $624 million as of December 31, 2018 and 2017, respectively.  The cumulative net unrealized gain (loss) on trading securities held as of December 31, 2018 and 2017 was ($8) million and $9 million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S.  The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2018	2017
	(In Millions)
Texas	$2,481	$2,460
California	2,219	2,033
New York	1,707	1,716
Washington	1,480	1,432
District of Columbia	1,116	1,160
Other	5,883	4,757
Total mortgage loans	$14,886	$13,558

Included in the December 31, 2018 and 2017 amounts for Texas and New York are $1,050 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 3).  Included in the December 31, 2018 amounts for Other in the table above are $341 million and $164 million located in Canada and the UK, respectively.  Included in the December 31, 2017 amounts for Other in the table above are $383 million and $176 million located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2018 or 2017.  As of December 31, 2018, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of  December 31, 2018, 2017 and 2016, there were 11, 14 and 14 loans with a book value of $93 million, $305 million and $307 million, respectively, that were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount of the loans, no impairment loss was recorded.

The following tables set forth mortgage loan credit levels as of December 31, 2018 and 2017 ($ In Millions):

	December 31, 2018
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$321	2.35							$321	2.35
Apartment	1,464	1.71	$45	1.09					1,509	1.69
Golf course	21	1.97	16	0.85	$28	1.01	$41	0.75	106	1.08
Industrial	90	1.54							90	1.54
Lodging	1,427	2.30	50	1.85					1,477	2.29
Mobile home park	187	3.06							187	3.06
Office	3,640	1.95	524	1.65			22	0.47	4,186	1.91
Office - VIE	750	3.44							750	3.44
Residential	43	1.44							43	1.44
Retail	2,972	2.14							2,972	2.14
Retail - VIE	1,050	2.64							1,050	2.64
Construction	1,808		387						2,195
Total	$13,773	2.19	$1,022	1.61	$28	1.01	$63	0.66	$14,886	2.15

	December 31, 2017
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$115	2.11							$115	2.11
Apartment	1,003	1.75	$45	1.05					1,048	1.72
Golf course	22	2.19	16	0.82	$41	1.00	$50	0.81	129	1.11
Industrial	34	1.55			18	2.09			52	1.74
Lodging	1,376	2.41					175	0.88	1,551	2.24
Mobile home park	189	2.94							189	2.94
Office	3,307	2.05	446	1.36			21	0.49	3,774	1.96
Office - VIE	750	3.28							750	3.28
Residential	63	1.43							63	1.43
Retail	2,848	2.18							2,848	2.18
Retail - VIE	1,050	2.39							1,050	2.39
Construction	1,989								1,989
Total	$12,746	2.23	$507	1.31	$59	1.33	$246	0.83	$13,558	2.16

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  As of December 31, 2018, the Company has received advances of $68 million from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka.  The funding agreement liabilities are included in policyholder account balances (Note 8).  As of December 31, 2018, mortgage loans with a fair value of $194 million are in a custodial account pledged as approved collateral for the funding agreements.  The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.  As of December 31, 2018, the Company holds $3 million of FHLB of Topeka stock, which is recorded in other investments.

Real estate investments totaled $1,571 million and $1,287 million as of December 31, 2018 and 2017, respectively.

6.                          AIRCRAFT, NET

Aircraft, net, consists of the following:

	December 31,
	2018	2017
	(In Millions)
Aircraft	$11,000	$9,498
Accumulated depreciation	(1,984)	(1,664)
Aircraft, net	$9,016	$7,834

The following table presents, by year, the future minimum operating lease rentals ACG is due under noncancelable operating leases as of December 31, 2018 (In Millions):

Years Ended December 31:
2019	$946
2020	875
2021	793
2022	707
2023	586
Thereafter	1,858
Total	$5,765

Included in the table above are aircraft subleased to airlines with lease maturity dates ranging from 2021 to 2024 with total future rentals of $107 million.  The revenue related to these aircraft, included in aircraft leasing revenue, was $27 million for each of the years ended December 31, 2018, 2017 and 2016.  During 2011 to 2013, these aircraft were sold to third parties and subsequently leased back under operating leases with maturity dates ranging from 2023 to 2025 with total minimum future lease commitments on these operating leases of $120 million from 2019 to 2025.

As of December 31, 2018 and 2017, aircraft with a carrying amount of $1,422 million and $1,627 million, respectively, were assigned as collateral to secure debt (Note 10).  See Note 3 for amounts related to VIEs.

Aircraft and other assets held for sale totaled $235 million and $410 million as of December 31, 2018 and 2017, respectively, and are included in aircraft, net.

Included in aircraft, net, as of December 31, 2018 and 2017, are $167 million and $164 million, respectively, of net aircraft maintenance right assets that represent the difference between the maintenance return conditions specified in the lease and the actual physical maintenance condition of acquired aircraft at the purchase date.

During the years ended December 31, 2018, 2017 and 2016, ACG recognized aircraft impairments of $75 million, $156 million and $152 million, respectively, which are included in operating and other expenses.  See Note 11.

During the years ended December 31, 2018, 2017 and 2016, ACG had non cash transfers from aircraft orders and deposits (included in other assets) to aircraft, net of $551 million, $211 million and $319 million, respectively.

During the years ended December 31, 2018, 2017 and 2016, gains on the sale of aircraft of $33 million, $19 million and $11 million, respectively, were recognized and included in other income.

In December 2017, TC Skyward Aviation U.S., Inc., a Delaware corporation (the Investor) and direct subsidiary of Tokyo Century Corporation, a Japanese corporation, purchased a 20% member interest in ACG.  At the request of ACG and subject to certain conditions, the Investor has also agreed to provide up to $600 million of additional equity capital to ACG through December 2020 in exchange for additional member interest in ACG.  If the Investor owns less than 30% member interest in ACG after December 2020, the Investor has the right, subject to certain conditions, to purchase additional interests up to an amount of 30% of the member interests of ACG.  In March 2019, the Investor contributed $200 million of equity capital to ACG.

See Note 17 for future aircraft purchase commitments.

7.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, futures and options.  In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with embedded derivatives within certain insurance and reinsurance contracts. See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.

Equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price.

Equity call options are contracts to buy the index at a predetermined time at a contracted price.  These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The main currencies that the Company economically hedges are the euro, British pound, Canadian dollar, and Japanese yen (JPY).

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Synthetic GICs

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net investment gain, for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.  At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the variable annuity GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these variable annuity GLBs is considered an embedded derivative.  The Company also reinsures certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes equity total return swaps, equity futures and equity call options based upon broad market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.  The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net investment gain for derivatives not designated as hedging instruments.  Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments and amortization of $327 million, $506 million and $464 million for the years ended December 31, 2018, 2017 and 2016, respectively, which are recorded in net investment gain.

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Equity total return swaps	$44	$(13)	$(16)
Equity put options	36	(4)
Equity call options	41	530	248
Foreign currency and interest rate swaps	60	(30)	27
Embedded derivatives:
Variable annuity GLBs	(145)	166	155
Fixed indexed annuities	44	(128)	(47)
Life indexed accounts	228	(335)	(100)
Other	(8)	(2)	19
Total	$300	$184	$286

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 15 years.

The effective portion of gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $31 million, ($18) million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively.   The ineffective portion of losses recognized in net investment gain was zero, $1 million and zero for the years ended December 31, 2018, 2017 and 2016, respectively.  No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2018, 2017 and 2016.

All of the hedged forecasted transactions for cash flow hedges were determined to be probable of occurring for the years ended December 31, 2018, 2017 and 2016.

Over the next twelve months, the Company anticipates that an immaterial amount of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals.  See Note 11 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange-traded derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2018				December 31, 2017
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Millions)				(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps	$550	$24	$10	(1)	$394	$3	$22	(1)

Derivatives not designated as hedging instruments:
Equity total return swaps	824	45	1	(1)	1,174	1	13	(1)
Equity futures	2,305				1,074
Equity put options	256	32		(1)	242	2		(1)
Equity call options	9,642	86	78	(1)	6,214	398	2	(1)
Foreign currency and interest rate swaps	1,491	113	13	(1)	1,340	81	36	(1)
Synthetic GICs	23,342				21,623
Other					217
Embedded derivatives:
Variable annuity GLBs			1,057	(3)			846	(3)
Variable annuity GLB - reinsurance contracts		223		(2)		157		(2)
Fixed indexed annuities			732	(4)			465	(4)
Life indexed accounts			180	(4)			526	(4)
Other		9	38	(5)		24	37	(5)
Total derivatives not designated as hedging instruments	37,860	508	2,099		31,884	663	1,925
Total derivatives	$38,410	$532	$2,109		$32,278	$666	$1,947

Location on the consolidated statements of financial condition:

(1)    Other investments and other liabilities

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other assets, policyholder account balances and other liabilities

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral (3)	Net Amounts
	(In Millions)
December 31, 2018:
Derivative assets	$262	$(220)	$42	$(35)	$7
Derivative liabilities	250	(245)	5		5

December 31, 2017:
Derivative assets	$354	$(266)	$88	$(87)	$1
Derivative liabilities	74	(68)	6		6

(1) As of December 31, 2018 and 2017, derivative assets include expense accruals of $29 million and $131 million, respectively, and derivative liabilities include expense accruals of $156 million and $1 million, respectively.

(2) As of December 31, 2018 and 2017, the Company received excess cash collateral of $11 million and $8 million, respectively, and provided excess cash collateral of $4 million and $4 million, respectively, which are not included in the table.

(3) As of December 31, 2018 and 2017, the Company accepted excess asset collateral of $2 million and $4 million, respectively, which are not included in the table.

Cash collateral received from counterparties was $99 million and $223 million as of December 31, 2018 and 2017, respectively.  This unrestricted cash collateral is included in cash, cash equivalents, and restricted cash and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities.  Cash collateral pledged to counterparties was $225 million and $60 million as of December 31, 2018 and 2017, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

As of December 31, 2018 and 2017, the Company had also accepted collateral, consisting of various securities, with a fair value of $37 million and $91 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2018 and 2017, none of the collateral had been sold or repledged.  As of December 31, 2018 and 2017, the Company did not provide any collateral in the form of various securities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s futures are transacted through regulated exchanges and variation margin is settled on a daily basis.  Therefore, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties.  The Company is also required to pledge initial margin for all futures contracts.  The Company currently pledges cash to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  For all external counterparties, these master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2018 was $6 million.  The maximum exposure to any single counterparty was $2 million as of December 31, 2018.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives.  As of December 31, 2018, the Company’s financial strength ratings were above the specified level.

8.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2018	2017
	(In Millions)
UL	$29,915	$28,651
Annuity and deposit liabilities	22,873	18,957
Fixed indexed annuity embedded derivatives	732	465
Life indexed account embedded derivatives	180	526
Funding agreements	178	166
Total	$53,878	$48,765

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2018	2017
	(In Millions)
Annuity reserves	$10,358	$10,134
Policy benefits (1)	2,883	2,808
URR (2)	1,994	1,501
Life insurance	1,435	1,218
Variable annuity GLB embedded derivatives	1,057	846
Closed Block liabilities	253	254
Other	115	134
Total	$18,095	$16,895

(1)    As of December 31, 2018 and 2017, policy benefits consist primarily of $915 million and $851 million of liabilities for unpaid claims and $1,801 million and $1,812 million primarily representing certain single premium immediate annuity reserves, respectively.

(2)    The Company annually revises certain assumptions to develop EGPs for its products subject to URR amortization.  The revised EGPs resulted in decreased URR amortization of $120 million, $43 million and $21 million for the years ended December 31, 2018, 2017 and 2016, respectively.

9.                          SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 7.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2018	2017
	($ In Millions)
Return of net deposits:
Separate account value	$45,795	$52,825
Net amount at risk (1)	1,300	457
Average attained age of contract holders	68 years	67 years

Anniversary contract value:
Separate account value	$11,845	$14,061
Net amount at risk (1)	1,069	432
Average attained age of contract holders	69 years	69 years

Minimum return:
Separate account value	$708	$863
Net amount at risk (1)	208	363
Average attained age of contract holders	74 years	73 years

(1) Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2018	2017	2018	2017	2018	2017
	GMIB		GMWBL (2)		GMWBL (3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,345	$1,665	$6,632	$6,924
Net amount at risk (1)	284	148	861	153	$101	$80
Average attained age of contract holders	64 years	64 years	68 years	67 years	68 years	67 years

(1)         GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

(2)         GMWBL related to variable annuities.

(3)         GMWBL related to fixed annuities.

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$11	$9	$39	$37	$75	$55	$19	$15
Changes in reserves	16	9	7	9	13	20	11	4
Benefits paid	(9)	(7)	(5)	(7)
Balance, end of year	$18	$11	$41	$39	$88	$75	$30	$19

(1)    GMWBL related to variable annuities.

(2)    GMWBL related to fixed annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2018	2017
	(In Millions)
Asset type:
Equity	$29,571	$34,324
Bonds	13,335	15,536
Other	3,099	3,209
Total separate account value	$46,005	$53,069

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2017	$725	$195	$530
Incurred guaranteed benefits	143	87	56
Paid guaranteed benefits	(5)	(4)	(1)
Balance, December 31, 2017	863	278	585
Incurred guaranteed benefits	93	23	70
Paid guaranteed benefits	(6)	(5)	(1)
Balance, December 31, 2018	$950	$296	$654

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2018	2017
	($ In Millions)
Net amount at risk (1)	$15,793	$16,183
Average attained age of policyholders	62 years	61 years

(1)    Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

10.                   DEBT AND FVO DEBT

SHORT-TERM DEBT AND REVOLVING CREDIT FACILITIES

	December 31,
	2018	2017
	(In Millions)
Short-term debt and revolving credit facilities:
Commercial paper	$50
Credit facility recourse only to ACG	20	$235
Commercial paper recourse only to ACG	96
Other VIE debt (Note 3)	55	119
Total short-term debt and revolving credit facilities	$221	$354

Pacific Life and PL&A

Pacific Life maintains a $700 million commercial paper program.  There was $50 million and zero commercial paper debt outstanding as of December 31, 2018 and 2017.  Interest is at variable rates and was 2.5% as of December 31, 2018.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in June 2023 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2018 and 2017, respectively.

Pacific Life and PL&A maintains uncommitted reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2018 and 2017.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $1.1 billion as of December 31, 2018.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2018 and 2017.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $24 million as of December 31, 2018.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2018 and 2017.

Credit Facility and Commercial Paper Recourse Only to ACG

ACG has revolving credit facilities with banks totaling $1,860 million borrowing capacity as of December 31, 2018.  There was $20 million and $235 million outstanding in connection with these revolving credit facilities as of December 31, 2018 and 2017, respectively.  Interest on these loans is at variable rates, payable monthly and was 3.6% and 2.6% as of December 31, 2018 and 2017, respectively.  The facilities expire at various dates ranging from 2019 to 2023.  These credit facilities are recourse only to ACG.

In May 2018, ACG established a $1.5 billion commercial paper program which is back stopped by one of ACG’s revolving credit facilities.  This commercial paper program is recourse only to ACG.  This commercial paper program had $96 million outstanding as of December 31, 2018, with interest rates ranging from 2.8% to 2.9% that matured in January 2019.

LONG-TERM DEBT

	December 31, 2018					December 31, 2017
($ In Millions)	Carrying Amount	Maturity Date	Interest Rate	Interest Payment Frequency	Type	Carrying Amount
Long-term debt:
Surplus notes:
2017 surplus notes (1)	$749	2067	4.3% (2)	Semiannually (2)	Fixed (2)	$749
2013 internal surplus note (3)	405	2043	5.125%	Semiannually	Fixed	405
2010 internal surplus note (3)	56	2020	6.0%	Semiannually	Fixed	56
2009 surplus notes (1)	385	2039	9.25%	Semiannually	Fixed	385
1993 surplus notes (1)	134	2023	7.9%	Semiannually	Fixed	134
Fair value hedge adjustments - terminated interest rate swap agreements (4)	147					154
Non-recourse long-term debt:
Debt recourse only to ACG (5)	6,975	2019 to 2027	0.3% to 7.2%	Quarterly/Semiannually	Variable/ Fixed	5,724
Other non-recourse debt (6)	990	2019 to 2028	3.6% to 5.4%	Monthly	Variable/ Fixed	845
CMBS VIE debt (Note 5) (7)	1,521	2025 to 2044	3.5% to 3.6%	Monthly	Fixed	1,521
Total long-term debt	11,362					9,973

Total short-term debt and revolving credit facilities	221					354

Debt issuance cost	(78)					(76)
Total debt	$11,505					$10,251
FVO debt - VIE (Note 5)	$880					$462

(1)    The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  The 1993 surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  Pacific Life may redeem all or a portion of the 2009 surplus notes at its option at the redemption price described under the terms of the notes and may redeem all or a portion of the 2017 surplus notes at its option at any time on or after October 24, 2047 at the redemption price described under the terms of the notes, subject to the prior approval of the NE DOI noted above.

(2)    Represent rate, frequency and type through October 23, 2047.  Thereafter until maturity, interest is payable quarterly at a floating rate equal to three-month London Interbank Offered Rate (LIBOR) for deposits in U.S. dollars plus 2.796%.

(3)    The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million (the 2010 internal surplus note) and $500 million (the 2013 internal surplus note).  The 2010 surplus note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  The 2013 surplus note is an unsecured debt obligation of the Company and ranks equally with the Company’s existing and future surplus notes or similar obligations.  The 2013 surplus note is subordinated in right of payment to all other existing and future senior indebtedness of the Company and to present and future claims under insurance policies and annuity contracts issued by the Company.  All future payments of interest and principal on these internal surplus notes can be made only with the prior approval of the NE DOI.

(4)    Pacific Life previously terminated interest rate swaps converting the 1993 surplus notes and 2009 surplus notes to variable rate notes.  As a result, fair value hedge adjustments were recorded to the net carrying amount of each note and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The total unamortized fair value hedge adjustments as of December 31, 2018 for the 1993 surplus notes and 2009 surplus notes were $23 million and $124 million, respectively.  The total unamortized fair value hedge adjustments as of December 31, 2017 for the 1993 surplus notes and 2009 surplus notes were $28 million and $126 million, respectively.

(5)    As of December 31, 2018 and 2017, $664 million and $843 million, respectively, was outstanding on secured loans that are guaranteed by the Ex-Im bank or by the ECA.  The secured loans amount includes $534 million and $693 million related to VIEs as of December 31, 2018 and 2017, respectively.  See Note 3.  As of December 31, 2018 and 2017, $6,311 million and $4,881 million, respectively, was outstanding on senior unsecured notes and loans entered into with third parties.

(6)    As of December 31, 2018 and 2017, $939 million and $794 million, respectively, was outstanding on various real estate property related loans entered into by certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life.  The real estate property related loans amount includes $18 million related to other VIEs as of December 31, 2018 and 2017.  These loans are secured by real estate properties.  Also included in other non-recourse debt is $51 million as of December 31, 2018 and 2017 on a secured borrowing due to an unrelated third party.  The collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property.

(7)    This debt is secured by commercial real estate property and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.  See Note 3.

The following tables summarize the principal activity of long-term debt (excluding debt issuance costs):

(In Millions)	January 1, 2018	Principal Issuances (1)	Repayments (2)	Other (3)	December 31, 2018
Surplus notes	$1,729				$1,729
Fair value hedge adjustments	154			$(7)	147
Non-recourse long-term debt:
Debt recourse only to ACG	5,724	$2,552	$(1,298)	(3)	6,975
Other non-recourse debt	845	147	(2)		990
CMBS VIE debt	1,521				1,521
Total long-term debt	$9,973	$2,699	$(1,300)	$(10)	$11,362

(In Millions)	January 1, 2017	Principal Issuances (1)	Repayments (2)	Other (3)	December 31, 2017
Surplus notes	$1,715	$750	$(736)		$1,729
Fair value hedge adjustments	243			$(89)	154
Note payable to Pacific LifeCorp	15		(15)		—
Non-recourse long-term debt:
Debt recourse only to ACG	4,243	1,761	(271)	(9)	5,724
Other non-recourse debt	446	421	(22)		845
CMBS VIE debt	1,521				1,521
Total long-term debt	$8,183	$2,932	$(1,044)	$(98)	$9,973

(1)    Principal issuances excludes original issue discount fees and debt issuance costs.

(2)    Repayments include paydowns, redemptions or retirements pursuant to a tender offer.  Partial retirements pursuant to a tender offer are accounted for as extinguishments of debt and any losses are recognized in interest expense in the year in which the retirement occurs.  Losses of $89 million were recognized during the year ended December 31, 2017 from the extinguishments of surplus notes, net of fair value hedge adjustments.

(3)    Other includes amortization of fair value hedge adjustments, debt discounts/premiums and related amortization, foreign currency adjustments or other immaterial adjustments.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2018.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	Other
	Surplus	Recourse	Non-recourse
	Notes	Only to ACG	Debt	Total
	(In Millions)
Years Ending December 31:
2019		$366	$46	$412
2020	$56	956	275	1,287
2021		1,679	87	1,766
2022		1,083	31	1,114
2023	134	1,033	49	1,216
Thereafter	1,545	1,885	484	3,914
Total	$1,735	$7,002	$972	$9,709

The table above excludes short-term debt, revolving credit facilities, VIE debt, fair value hedge adjustments and original issue discount fees of $33 million.  ACG VIE debt is included in the table above as it is recourse to ACG.

FVO DEBT

As of December 31, 2018 and 2017, the Company had FVO debt from CLOs classified as VIEs (Note 3) of $880 million and $462 million, respectively, with floating interest rates that range from three month LIBOR plus 1.09% to 6.68%, with maturities ranging from 2029 to 2031.  This debt is secured by broadly syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

11.                   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value.  The determination of fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                  Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3                  Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2018 and 2017.

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2018:
Assets:
U.S. Government		$60				$60
Obligations of states and political subdivisions		1,270	$23			1,293
Foreign governments		623				623
Corporate securities		42,612	1,707			44,319
RMBS		2,146	10			2,156
CMBS		1,272	21			1,293
Other asset-backed securities		1,078	358			1,436
Total fixed maturity securities	—	49,061	2,119	—	—	51,180

FVO securities		1,488				1,488

Other investments:
Trading securities		232				232
Equity securities	$68	163				231
Other investments (2)		118	8			126
Other investments measured at NAV (4)						762
Total other investments	68	513	8	—	—	1,351

Derivatives:
Foreign currency and interest rate swaps		137		$137	$(63)	74
Equity derivatives			163	163	(150)	13
Embedded derivatives			232	232		232
Total derivatives	—	137	395	532	(213)	319

Separate account assets:
Separate account assets	53,390					53,390
Separate account assets measured at NAV (4)						319
Total separate account assets (5)	53,390	—	—	—	—	53,709
Total	$53,458	$51,199	$2,522	$532	$(213)	$108,047

Liabilities:
FVO debt		$880				$880

Derivatives:
Foreign currency and interest rate swaps		23		$23	$(63)	(40)
Equity derivatives			$79	79	(150)	(71)
Embedded derivatives			2,007	2,007		2,007
Total derivatives	—	23	2,086	2,109	(213)	1,896
Total	—	$903	$2,086	$2,109	$(213)	$2,776

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2017:
Assets:
U.S. Government		$79				$79
Obligations of states and political subdivisions		958	$24			982
Foreign governments		504	28			532
Corporate securities		40,130	1,476			41,606
RMBS		1,910	15			1,925
CMBS		941	100			1,041
Other asset-backed securities		921	374			1,295
Total fixed maturity securities	—	45,443	2,017	—	—	47,460

Perpetual preferred securities		14				14
Other equity securities	$68					68
Total equity securities	68	14	—	—	—	82

FVO securities		1,182				1,182

Other investments:
Trading securities	375	249				624
Other investments (3)	36	120	5			161
Other investments measured at NAV (4)						275
Total other investments	411	369	5	—	—	1,060

Derivatives:
Foreign currency and interest rate swaps		84		$84	$(79)	5
Equity derivatives			401	401	(262)	139
Embedded derivatives			181	181		181
Total derivatives	—	84	582	666	(341)	325

Separate account assets:
Separate account assets	61,067	110				61,177
Separate account assets measured at NAV (4)						279
Total separate account assets (5)	61,067	110	—	—	—	61,456
Total	$61,546	$47,202	$2,604	$666	$(341)	$111,565

Liabilities:
FVO debt		$462				$462

Derivatives:
Foreign currency and interest rate swaps		58		$58	$(79)	(21)
Equity derivatives			$15	15	(262)	(247)
Embedded derivatives			1,874	1,874		1,874
Total derivatives	—	58	1,889	1,947	(341)	1,606
Total	—	$520	$1,889	$1,947	$(341)	$2,068

(1)    Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)    Excludes investments accounted for under the equity method of accounting.

(3)    Excludes investments accounted for under the equity and cost methods of accounting.

(4)    In accordance with the Codification’s Fair Value Measurement Topic 820-10, certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated statements of financial condition.

(5)    Separate account assets are measured at fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2018 ($ In Millions).

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
Hedge fund	$25	Monthly	None	45 – 90 days
		Quarterly
		Semi-Annually
		Annually

Private equity funds (2)	737	None (3)	N/A	N/A	$1,077

Separate account hedge funds	319	Monthly	None to 4 years	5 – 120 days
		Quarterly
		Semi-Annually
		Annually

Total measured at NAV	$1,081				$1,077

(1)    Investment strategies related to private equity funds include multi-strategy primarily invested in leveraged buy-out, growth equity, private credit, and secondary funds.  Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity and fixed income.

(2)    Effective January 1, 2018, with the adoption of ASU 2016-01 (Note 1), certain cost method private equity investments were reclassified as investments recorded at fair value using NAV as a practical expedient.

(3)    Distributions by these investments are generated from liquidation of the underlying assets of the funds, which are determined by the general partner.  The Company is not aware of any announcements of planned liquidations.

FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, FVO, TRADING AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale, FVO, trading and equity securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available.  Securities priced by the matrix model are primarily comprised of private placement securities.  Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service.  The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, fair values are determined by other internally-derived valuation tools which use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate.  Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value.  Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, FVO, trading and equity securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Substantially all of the OTC derivatives were priced by valuation models as of December 31, 2018 and 2017.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2018.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the consolidated statements of financial condition.  The fair value of separate account assets is based on the fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2018	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2018
	(In Millions)
Obligations of states and political subdivisions	$24		$(1)						$23
Foreign governments	28		(2)		$(25)			$(1)	—
Corporate securities	1,476	$13	(93)	$27	(119)	$718	$(224)	(91)	1,707
RMBS	15		3	1	(156)	155		(8)	10
CMBS	100		(4)	2	(96)	19			21
Other asset-backed securities	374	1	(10)	10	(72)	97		(42)	358
Total fixed maturity securities	2,017	14	(107)	40	(468)	989	(224)	(142)	2,119

Other investments	5					4	(1)		8

Derivatives, net: (1)
Equity derivatives	386	52			84			(438)	84
Embedded derivatives	(1,693)	119				(659)		458	(1,775)
Total derivatives	(1,307)	171	—	—	84	(659)	—	20	(1,691)

Total	$715	$185	$(107)	$40	$(384)	$334	$(225)	$(122)	$436

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2017	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2017
	(In Millions)
Obligations of states and political subdivisions	$26		$(3)	$2				$(1)	$24
Foreign governments	49		(1)	1	$(18)			(3)	28
Corporate securities	1,587	$67	57	54	(512)	$534	$(178)	(133)	1,476
RMBS	35		2	5	(55)	35		(7)	15
CMBS	106		(2)		(16)	13		(1)	100
Other asset-backed securities	484	1	2	29	(129)	66		(79)	374
Total fixed maturity securities	2,287	68	55	91	(730)	648	(178)	(224)	2,017

Other investments	5								5

Derivatives, net: (1)
Equity derivatives	212	488				44		(358)	386
Embedded derivatives	(1,457)	(301)	1			(311)		375	(1,693)
Total derivatives	(1,245)	187	1	—	—	(267)	—	17	(1,307)

Total	$1,047	$255	$56	$91	$(730)	$381	$(178)	$(207)	$715

(1)    Excludes derivative net settlements of ($314) million and ($414) million for the years ended December 31, 2018 and 2017, respectively, that are recorded in net investment gain.  Excludes synthetic GIC policy fees of $44 million and $45 million for the years ended December 31, 2018 and 2017, respectively, that are recorded in net investment gain.  Excludes embedded derivative policy fees of $145 million and $156 million for the years ended December 31, 2018 and 2017, respectively, that are recorded in net investment gain.

During the years ended December 31, 2018 and 2017, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value.  The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Investment Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2018:
Corporate securities	$18	$(1)	$(4)	$13
Other asset-backed securities	1			1
Total fixed maturity securities	19	(1)	(4)	14

Equity derivatives		52		52
Embedded derivatives		119		119
Total derivatives	—	171	—	171
Total	$19	$170	$(4)	$185

	Net	Net
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2017:
Corporate securities	$17	$55	$(5)	$67
Other asset-backed securities		1		1
Total fixed maturity securities	17	56	(5)	68

Equity derivatives		488		488
Embedded derivatives		(301)		(301)
Total derivatives	—	187	—	187
Total	$17	$243	$(5)	$255

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2018	2017
	(In Millions)
Derivatives, net: (1)
Equity derivatives	$(39)	$331
Embedded derivatives	142	(180)
Total	$103	$151

(1)    Amounts are recognized in net investment gain.

For the year ended December 31, 2018, the Company recognized $70 million of unrealized losses recorded in OCI for fixed maturity securities classified as Level 3 that were still held at period end.

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement and the sensitivity of the fair value to changes in those inputs for Level 3 assets and liabilities as of December 31, 2018 ($ In Millions).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (6)
Obligations of states and political subdivisions	$23	Discounted cash flow	Spread (1)	460	Decrease

Corporate securities	1,707	Discounted cash flow	Spread (1)	64-855 (247)	Decrease
		Collateral value	Collateral value (3)	58-68 (65)	Increase
		Market pricing	Quoted prices (2)	88-137 (102)	Increase

RMBS	10	Market pricing	Quoted prices (2)	98	Increase

CMBS	21	Discounted cash flow	Spread (1)	250-358 (269)	Decrease
			Prepayment rate	0%	N/A
			Default rate	0%	Decrease (7)
			Severity	0%	Decrease (7)

Other asset-backed securities	358	Discounted cash flow	Spread (1)	37-353 (115)	Decrease
		Market pricing	Quoted prices (2)	65-108 (100)	Increase
		Cap at call price	Call price	100	N/A

Other investments	8	Redemption value	Redemption value (4)	100	N/A

Equity derivatives	84	Option pricing model	Equity volatility	7% - 47% (18%)	Increase (8)

Embedded derivatives (5)	(1,775)	Option pricing techniques	Equity volatility	7% - 47%	Increase (9)
			Mortality:
			Ages 0-40	0.01% - 0.18%	Decrease (10)
			Ages 41-60	0.06% - 0.55%	Decrease (10)
			Ages 61-120	0.39% - 100.00%	Decrease (10)
			Mortality improvement	0.00% - 4.47%	Increase (11)
			Withdrawal utilization	0.00% - 97.50%	Varies by product (12)
			Lapse rates	0.00% - 100%	Decrease (13)
			Credit standing adjustment	0.54% - 1.81%	Decrease (14)
Total	$436

(1)              Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)              Independent third-party quotations were used in the determination of fair value.

(3)              Valuation based on the Company’s share of fair values of the underlying assets held in the trusts.

(4)              Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(5)              This liability consists of embedded derivatives from variable annuity GLBs, fixed indexed annuity products and life indexed account insurance products.  Since the valuation methodology for embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

(6)              The impact of a decrease in input would have the opposite impact on fair value as that presented in the table.  For any given contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(7)              Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(8)              Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.

(9)              Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index.  The assumption is based on historical realized equity volatility.

(10)       Mortality rates vary by age, gender, policy year, and mortality segments.  Mortality rate assumptions are based on Company experience.  There are two mortality segments: the plus segment consists of policies without a lifetime GMWB rider; the minus segment consists of policies with a lifetime GMWB rider.  An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment.  As of the December 31, 2018, the majority of policies in scope are in the minus segment.

(11)       Mortality improvement varies by age, gender, calendar year, and mortality segment.  Mortality improvement assumptions are based on Company experience.  Mortality segments are defined in (10) above.  An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.

(12)       The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit.  The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue.  Withdrawal utilization assumptions are based on Company experience.  An increase in the withdrawal utilization assumption results in an increase (decrease) in the fair value for variable (fixed indexed) annuities.

(13)       Variable annuity lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value.  Fixed indexed annuity lapse rates consist of a base lapse rate that varies by product and policy year, and a dynamic adjustment based on how the credited rate on the contract compares to competitor rates.  Lapse rate assumptions are based on Company experience.

(14)       The credit standing adjustment represents the Company’s nonperformance risk spread, and varies by duration.  The assumption is based on Barclays financial credit spreads.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at fair value on a nonrecurring basis and are not included in the tables presented above.  The following table presents assets measured at fair value (at the relevant measurement date) on a nonrecurring basis during the years ended December 31, 2018 and 2017 and still held at year end (In Millions):

	December 31,
	2018		2017
	Level 2	Level 3	Level 2	Level 3
Aircraft and other related assets	$72	$244	$193	$16

Aircraft and Other Related Assets

The Company measures the fair value of aircraft and other related assets on a nonrecurring basis as part of the recoverability assessment.  The recoverability assessment is performed quarterly and whenever events or changes in circumstances indicate that the carrying amount of aircraft may not be recoverable.  When aircraft are held for sale, the fair value measurement is based on the estimated sales price, less selling costs (Level 2 input).  For aircraft that are held for use, the fair value measurements are based on third party maintenance adjusted appraisal values (i.e., a market approach) based on Level 3 inputs, or the present value of estimated future cash flows (i.e., an income approach) based on Level 3 inputs, which include current contractual lease payments, estimated future lease payments, estimated sales prices, the estimated disposition value less selling costs, and the discount rate.

The Company did not have any other significant nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2018 and 2017.  The Company has not made any significant changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	Fair Value	December 31, 2018		December 31, 2017
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	Level 3	$14,886	$14,649	$13,558	$14,005
Policy loans	Level 3	7,975	7,975	7,681	7,681
Other investments	Level 3			217	236
Cash and cash equivalents	Level 1	2,728	2,728	2,639	2,639
Restricted cash	Level 1	206	206	211	211
Liabilities:
Funding agreements	Level 3	178	178	166	167
Annuity and deposit liabilities	Level 3	22,873	22,873	18,957	18,957
Short-term debt and revolving credit facilities	Level 2	221	221	354	354
Long-term debt	Level 2	11,362	11,292	9,973	10,357

This table excludes the following financial instruments: accrued investment income receivables and payables, cash collateral liability for securities lending and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2018 and 2017:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments accounted for under the cost method of accounting prior to the adoption of ASU 2016-01 (Note 1).  The fair value is based on the ownership percentage of the NAV of the underlying equity of the investments.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The fair value of funding agreements is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest.  The fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT AND REVOLVING CREDIT FACILITIES

The carrying amount of short-term debt and revolving credit facilities is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The fair value of long-term debt is based on market quotes or discounting estimated future cash flows using market rates, except for certain VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

12.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on
	Securities Available		Gain (Loss) on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Millions)
Balance, January 1, 2016	$620		$85	$(17)	$688
Change in OCI before reclassifications	336	(2)	6	(7)	335
Income tax (expense) benefit	(120)		(2)	3	(119)
(Gain) loss reclassified from AOCI	9		(1)		8
Income tax benefit	(3)				(3)
Balance, December 31, 2016	842		88	(21)	909
Change in OCI before reclassifications	734	(2)	(18)	8	724
Income tax (expense) benefit	(255)		6		(249)
Gain reclassified from AOCI	(86)				(86)
Income tax expense	30				30
Reclassification of deferred tax effects	272		17	(4)	285
Balance, December 31, 2017	1,537		93	(17)	1,613
Cumulative effect of adoption of accounting change (Note 1)	(3)				(3)
Revised balance, January 1, 2018	1,534		93	(17)	1,610
Change in OCI before reclassifications	(1,978	)(2)	30	(8)	(1,956)
Income tax (expense) benefit	416		(6)		410
Loss reclassified from AOCI	12				12
Income tax benefit	(3)				(3)
Balance, December 31, 2018	$(19)		$117	$(25)	$73

(1)    See Note 4 and Note 8 for information related to DAC and future policy benefits.

(2)    Includes allocation of net holding gain (loss) from DAC, URR and future policy benefits of $848 million, ($465) million and ($164) million for the years ended December 31, 2018, 2017 and 2016, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2018	2017	2016
	(In Millions)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale (1)	$3	$(95)	$(25)
OTTI recognized on securities available for sale (2)	9	9	34
Total unrealized (gain) loss on securities available for sale, net	12	(86)	9

Gain on derivatives, net			(1)

Total amounts reclassified from AOCI	$12	$(86)	$8

Location on the consolidated statements of operations:

(1)    Net investment gain (2) OTTI

13.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.  Reinsurance receivables, included in other assets, were $1,196 million and $1,190 million as of December 31, 2018 and 2017, respectively.  Reinsurance payables, included in other liabilities, were $226 million and $253 million as of December 31, 2018 and 2017, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Direct premiums	$1,719	$1,502	$1,213
Reinsurance assumed (1)	996	1,048	1,034
Reinsurance ceded	(437)	(409)	(392)
Insurance premiums	$2,278	$2,141	$1,855

(1)    Included are $56 million, $56 million and $58 million of assumed premiums from PLRL for the years ended December 31, 2018, 2017 and 2016, respectively.

14.                   INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Current	$(121)	$259	$84
Deferred	235	(643)	123
Provision (benefit) for income taxes	$114	$(384)	$207

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 21% for the year ended December 31, 2018 and 35% for for the years ended December 31, 2017 and 2016 to the provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Provision for income taxes at the statutory rate	$218	$342	$346
Separate account dividends received deduction	(31)	(81)	(107)
Tax credits	(33)	(24)	(22)
Remeasurement of operating deferred taxes	(49)	(395)
Remeasurement of OCI deferred taxes		(285)
Transition tax on deemed repatriation		23
Tax on financial reporting basis over tax basis of foreign subsidiary		48
Foreign tax credit adjustments	41
Other	(32)	(12)	(10)
Provision (benefit) for income taxes	$114	$(384)	$207

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2018	2017
	(In Millions)
Deferred tax assets:
Policyholder reserves	$525	$564
Investment valuation	442	343
Tax credit carryforwards	268	408
Deferred compensation	57	51
Tax net operating loss carryforwards	1	3
Other	105	116
Total deferred tax assets	1,398	1,485

Deferred tax liabilities:
DAC	(678)	(716)
Partnership investments	(646)	(646)
Hedging	(415)	(365)
Depreciation	(7)	(2)
Other	(23)	(27)
Total deferred tax liabilities	(1,769)	(1,756)

Net deferred tax liability	(371)	(271)
Unrealized gain on derivatives and securities available for sale	(2)	(410)
Other adjustments	(8)	(8)
Net deferred tax liability	$(381)	$(689)

The Company has $135 million of solar tax credits that expire in 2038, $129 million of alternative minimum tax (AMT) credits that are expected to be either fully utilized or refunded between 2020 and 2021, and $4 million of various other credits that expire between 2037 and 2038.

The Company has $5 million of life company Federal loss carryovers that expire between 2026 and 2032.

Management has assessed that it is more likely than not that the Company’s deferred tax assets as of December 31, 2018 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (In Millions):

Balance as of January 1, 2016	$58
Increase - prior year positions	52
Decrease - prior year positions	(58)
Balance as of December 31, 2016	52
Decrease - prior year positions	(52)
Balance as of December 31, 2017	—
Increase - prior year positions	41
Balance as of December 31, 2018	$41

The Company identified liabilities for uncertain tax positions in 2015 and 2016 for which there is uncertainty about the timing, but not the deductibility, of tax deductions relating to aircraft depreciation and aircraft maintenance reserves.  The unrecognized tax benefits were recorded as a reduction to the deferred tax asset for net operating loss carryforwards.

The Company filed an application for an automatic change in the method of accounting for aircraft depreciation with the Internal Revenue Service (IRS) in 2016 and adjusted its net operating loss carryover to 2017 for aircraft maintenance reserves, which reduced the liability for uncertain tax positions by $58 million during 2016 and $52 million during 2017.

During 2018, the outcome in certain European Union (EU) member country tax courts indicated that foreign tax withholding refund claims that the Company had filed in previous years would be refunded.  Upon receipt of such refund, the Company will owe the same amount to the IRS for the foreign tax credit benefit claimed on those foreign tax withholdings.  As a result of this change in facts, the Company has recorded a liability of $41 million for the uncertainty of sustaining the benefit of the foreign tax credits previously claimed; this amount is equal to the pending foreign tax withholding refund claims that the Company expects will be resolved consistently across the EU member countries.  The unrecognized tax benefit was increased in 2018.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the IRS and is audited periodically by some state taxing authorities.  The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Act was enacted, which significantly revised the U.S. corporate income tax system.  Among other things, the Act lowered the Federal corporate income tax rate from 35% to 21%, effective January 1, 2018; implemented a territorial tax system, and imposed a transition tax on deemed repatriated earnings of foreign subsidiaries; broadened the base of taxable income, particularly with respect to the calculation of tax reserves, DAC, and the Dividends Received Deduction (DRD); and repealed the corporate AMT.

Following the guidance in Staff Accounting Bulletin No. 118 (SAB 118), the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017, specifically:

•                  An income tax benefit of $680 million for the estimated remeasurement of the Company’s U.S. net deferred tax liabilities.

•                  An income tax expense of $23 million for the deemed repatriation of accumulated earnings in foreign subsidiaries.

The measurement period in SAB 118 ended on December 22, 2018, and the Company has completed the accounting for the tax impact of the Act based on legislative updates relating to the Act currently available.  Adjustments were recorded during the year ended December 31, 2018 to the provisional estimates initially recorded, specifically:

•                  Additional income tax benefit of $49 million for the remeasurement of the Company’s U.S. net deferred tax liabilities as a result of certain tax positions taken on the 2017 tax return filing.

Prior to the enactment of the Act, the Company considered the earnings in its non-U.S. subsidiaries to be indefinitely reinvested; accordingly, it recorded no deferred income taxes with respect to the excess of the amount for financial reporting over the tax basis in its non-U.S. subsidiaries, including undistributed foreign earnings.  The transition tax included in the Act reduced this excess, but did not eliminate it.  As the remaining excess of the amount for financial reporting over the tax basis reverses, it may result in additional non-U.S. withholding taxes, as well as U.S. Federal and state taxes.  More specifically:

•                  As of December 31, 2017, the Company changed its prior assertion of indefinite reinvestment of earnings in Singapore, and recorded a deferred tax liability of $48 million, with respect to remaining financial reporting basis over the tax basis in its Singapore subsidiary.  The deferred tax liability has been updated as of December 31, 2018 to account for activity during the year ended December 31, 2018.

15.                   SEGMENT INFORMATION

The Company has four operating segments:  Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance.  These segments are managed separately and have been identified based on differences in products and services offered.  All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a wide range of life insurance products through multiple distribution channels operating in the affluent, broad and corporate markets.  Principal products include universal life, indexed universal life, variable universal life, hybrid Long Term Care, and term life.  Distribution channels include independent producers, financial advisory networks, independent brokerage general agencies, wirehouses, e-tailers and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels.  Distribution channels include independent planners, regional broker-dealers, wirehouses and financial institution distributors.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic retrocession business, which assumes mortality risks from other life reinsurers.  Additionally, retrocession agreements related to non-traditional longevity reinsurance are assumed from PLRL.  The international retrocession business serves clients primarily in Canada, Europe and Asia.

The Corporate and Other segment consists of assets, liabilities and activities, which support the Company’s operating segments.  Included in these support activities is the management of investments, the Company’s financing activities (including the issuance of long-term and short-term debt), and other expenses and other assets not directly attributable to the operating segments.  The Corporate and Other segment also includes operations that do not qualify as operating segments and the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets.  Net investment income and net investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment.  Overhead expenses are allocated based on services provided.  Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income.

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity.  The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as net investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2018 and 2017, the Company had foreign investments of $13.6 billion and $12.7 billion, respectively.  Aircraft leased to foreign customers was $7.6 billion and $6.6 billion as of December 31, 2018 and 2017, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2018, 2017 and 2016.

The following is segment information as of and for the year ended December 31, 2018:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,533	$2,270		$947		$4,750
Net investment income	1,272	1,539	$4	35	$397	3,247
Net investment gain (loss)	23	35	(6)	(17)	19	54
OTTI	(4)	(6)			(5)	(15)
Investment advisory fees	28	253			14	295
Aircraft leasing revenue			954			954
Other income	40	190	95	33	1	359
Total revenues	2,892	4,281	1,047	998	426	9,644

BENEFITS AND EXPENSES
Policy benefits	833	1,956		855		3,644
Interest credited	975	510			5	1,490
Commission expenses	460	781		23		1,264
Operating expenses	471	488	182	39	191	1,371
Depreciation of aircraft			352			352
Interest expense	16		244		222	482
Total benefits and expenses	2,755	3,735	778	917	418	8,603

Income before provision (benefit) for income taxes	137	546	269	81	8	1,041
Provision (benefit) for income taxes	(9)	41	54	18	10	114

Net income (loss)	146	505	215	63	(2)	927
Less: net income attributable to noncontrolling interests			(53)		(3)	(56)
Net income (loss) attributable to the Company	$146	$505	$162	$63	$(5)	$871

Total assets	$44,176	$87,714	$11,219	$1,759	$9,847	$154,715
DAC	1,915	3,067		41		5,023
Separate account assets	7,506	46,203				53,709
Policyholder and contract liabilities	34,100	36,627		1,068	178	71,973
Separate account liabilities	7,506	46,203				53,709

The following is segment information as of and for the year ended December 31, 2017:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,110	$2,246		$991		$4,347
Net investment income	1,201	1,385	$5	33	$216	2,840
Net investment gain (loss)	14	(89)	(5)	8	120	48
OTTI	(3)	(6)			(2)	(11)
Investment advisory fees	27	262			11	300
Aircraft leasing revenue			898			898
Other income	39	191	52	30	2	314
Total revenues	2,388	3,989	950	1,062	347	8,736

BENEFITS AND EXPENSES
Policy benefits	668	1,881		914		3,463
Interest credited	915	460			8	1,383
Commission expenses	188	557		24		769
Operating expenses	418	467	261	33	122	1,301
Depreciation of aircraft			322			322
Interest expense	12		221		289	522
Total benefits and expenses	2,201	3,365	804	971	419	7,760

Income (loss) before provision (benefit) for income taxes	187	624	146	91	(72)	976
Provision (benefit) for income taxes	(59)	(68)	(225)	7	(39)	(384)

Net income (loss)	246	692	371	84	(33)	1,360
Less: net income attributable to noncontrolling interests			(1)		(5)	(6)
Net income (loss) attributable to the Company	$246	$692	$370	$84	$(38)	$1,354

Total assets	$44,410	$90,616	$9,798	$1,761	$8,313	$154,898
DAC	1,630	3,016		47		4,693
Separate account assets	8,242	53,214				61,456
Policyholder and contract liabilities	32,490	31,949		1,055	166	65,660
Separate account liabilities	8,242	53,214				61,456

The following is segment information for the year ended December 31, 2016:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,196	$1,937		$975		$4,108
Net investment income	1,146	1,267	$3	36	$135	2,587
Net investment gain (loss)		(58)	(4)	22	150	110
OTTI	(18)	(8)			(16)	(42)
Investment advisory fees	25	262			7	294
Aircraft leasing revenue			1,018			1,018
Other income	32	209	48	90		379
Total revenues	2,381	3,609	1,065	1,123	276	8,454

BENEFITS AND EXPENSES
Policy benefits	729	1,596		857		3,182
Interest credited	878	417			11	1,306
Commission expenses	294	634		25		953
Operating expenses	388	461	274	35	104	1,262
Depreciation of aircraft			331			331
Interest expense	10		233	1	186	430
Total benefits and expenses	2,299	3,108	838	918	301	7,464

Income (loss) before provision (benefit) for income taxes	82	501	227	205	(25)	990
Provision (benefit) for income taxes	9	59	89	72	(22)	207

Net income (loss)	73	442	138	133	(3)	783
Less: net income attributable to noncontrolling interests					(26)	(26)
Net income (loss) attributable to the Company	$73	$442	$138	$133	$(29)	$757

16.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the Pacific Select Fund (PSF) and the Pacific Funds Series Trust (PFST).  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees and other income, amounted to $334 million, $342 million and $339 million for the years ended December 31, 2018, 2017 and 2016, respectively.  In addition, Pacific Life and PLFA provide certain support services to the PSF and PFST based on an allocation of actual costs.  These fees amounted to $6 million for the years ended December 31, 2018, 2017 and 2016.  Pacific Life also provides general administrative or investment management services to PMHC, PLC and other affiliates.  These fees amounted to $13 million, $10 million, and $11 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Additionally, the PSF and PFST have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2018, 2017 and 2016, PSD received $111 million, $116 million and $115 million, respectively, in service and other fees from the PSF and PFST, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $3.9 billion and $3.6 billion as of December 31, 2018 and 2017, respectively.  In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $3.3 billion and $2.8 billion as of December 31, 2018 and 2017, respectively.  Related to the insurance contracts, Pacific Life and PL&A received $469 million, $475 million and $361 million of insurance premiums and paid $235 million, $210 million and $190 million of policy benefits for the years ended December 31, 2018, 2017 and 2016, respectively.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty.  The notional amounts total $318 million and $562 million as of December 31, 2018 and 2017, respectively.  The fair values of the derivatives were net assets (liabilities) of $5 million and ($5) million as of December 31, 2018 and 2017, respectively.

17.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
Years Ending December 31:	Mortgage Loans	Partnerships	Other Investments	Total
2019	$518	$383	$542	$1,443
2020	318	214		532
2021	205	214		419
2022	112	189		301
2023		173		173
Thereafter	1	236	2	239
Total	$1,154	$1,409	$544	$3,107

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $11 million, $9 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2019	$10
2020 through 2023	37
2024 and thereafter	40
Total	$87

As of December 31, 2018, ACG had commitments to purchase aircraft scheduled for delivery through 2023.  All of these commitments arise from fixed price purchase agreements with Boeing, Airbus and other third parties, and include adjustments for inflation.  As of December 31, 2018, the aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) are due as follows (In Millions):

Years Ending December 31:
2019	$2,393
2020	2,160
2021	1,977
2022	1,434
2023	775
Total	$8,739

As of December 31, 2018, deposits related to these agreements totaled $1,184 million and are included in other assets.

Pacific Life entered into agreements with PLRL and Pacific Life Re (Australia) Pty Limited (PLRA), a wholly owned indirect subsidiary of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL and PLRA.  These guarantees are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLRL or PLRA and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC.  Management believes that additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 100 million pound sterling to PLRL.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the DRD.  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Act (Notes 1 and 14), DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications.  The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters.  Management believes that judgments, if any, against the Company related to such matters and the Company’s estimate of reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial and are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 7 for discussion of contingencies related to derivative instruments.

See Note 14 for discussion of other contingencies related to income taxes.